Registration No. 2-94157/811-04146
As filed with the Securities and Exchange Commission on April 27, 2009

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 87
and
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 88

JOHN HANCOCK TRUST
(Exact Name of Registrant as Specified in Charter)
601 Congress Street
Boston, Massachusetts 02210
(Address of Principal Executive Offices)

Thomas Kinzler
Secretary
John Hancock Trust
601 Congress Street
Boston, Massachusetts 02210
(Name and Address of Agent for Service)
Copies to:

John W. Blouch	Mark Goshko
Dykema Gossett PLLC	Kirkpatrick & Lockhart Preston Gates Ellis LLP
Franklin Square, Suite 300 West State Street Financial Center
13001 I Street, N.W.	1 Lincoln Street
Washington D.C. 20005-3306	Boston, MA 02111-2950

It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b)
☑ on (May 1, 2009) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(2)
☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

JOHN HANCOCK TRUST
601 Congress Street, Boston, Massachusetts 02210

John Hancock Trust (“JHT”) is an open-end management investment company, commonly known as a mutual fund. Shares of JHT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. JHT provides a range of investment objectives through 122 separate investment portfolios or funds (each a “fund,” collectively the “funds”). The following funds are described in this Prospectus:

CLASSIC VALUE TRUST
CORE EQUITY TRUST
INCOME & VALUE TRUST
MID CAP VALUE TRUST
SMALL CAP OPPORTUNITIES TRUST
SMALL COMPANY TRUST
U.S. LARGE CAP TRUST

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such unauthorized information or representation is given, it should not be relied upon as having been authorized by JHT, the adviser or any subadvisers to JHT or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHT in any state where such offer or sale would be prohibited.

Prospectus dated May 1, 2009

JOHN HANCOCK TRUST

FUND DESCRIPTIONS:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS AND PERFORMANCE

The investment objectives, principal investment strategies and principal risks of the funds are set forth in the fund descriptions below, together with performance information for each fund.

1.	Investment Management

John Hancock Investment Management Services, LLC (the “Adviser”) is the investment adviser to JHT and the funds. The Adviser administers the business and affairs of JHT and retains and compensates the investment subadvisers which manage the assets of the funds. The subadvisers formulate a continuous investment program for the funds, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the U.S.

2.	Investment Objectives and Strategies

Each fund has a stated investment objective, which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the fund). There can be no assurance that a fund will achieve its investment objective. The differences in objectives and policies among the funds can be expected to affect the return of each fund and the degree of market and financial risk to which each fund is subject. See “Additional Information About the Funds’ Principal Risks and Investment Policies.”

Temporary Defensive Investing.  Except as otherwise stated below in the description of a particular fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each fund may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) securities of other investment companies that are money market funds. In the case of funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a fund is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.  Except as otherwise stated below in the description of a particular fund, each fund is authorized to use all of the various investment strategies referred to under “Risks of Investing in Certain Types of Securities — Hedging, derivatives and other strategic transactions risk.” More complete descriptions of options, futures, currency and other derivative transactions that certain funds may engage in are set forth in the Statement of Additional Information (the “SAI”).

More complete descriptions of the money market instruments and certain other instruments in which certain funds may invest are set forth in the SAI. A more complete description of the debt security ratings used by JHT assigned by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”) is included in Appendix A of the SAI.

3.	Principal Risks of Investing

Certain risks of investing in each fund are set forth in the fund’s description. If these risks materialize, an investor could lose money in a fund. The following risks as well as the definition of a non-diversified fund and the risks associated with such a fund, are more fully described below under “Additional Information About the Funds’ Principal Risks and Investment Policies.”

•	Active management risk
•	Convertible securities risk
•	Credit and counterparty risk
•	Equity securities risk
•	Exchange traded funds (“ETFs”) risk Fixed-income securities risk
•	Foreign securities risk
•	Hedging, derivatives and other strategic transactions risk
•	High portfolio turnover risk
•	Investment company securities risk
•	Issuer risk
•	Liquidity risk
•	Medium and smaller company risk
•	Mortgage-backed and asset-backed securities risk
•	Real estate securities risk

Recent instability in the financial markets has led the United States Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the funds themselves are regulated. Such legislation or regulation could limit or preclude a fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the funds’ portfolio holdings. Furthermore, volatile financial markets can expose the funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the funds.

An investment in any of the funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4.	Past Performance

Each fund’s description contains a bar chart and a performance table, which provide some indication of the risks of investing in the fund. If a fund has less than one complete calendar year of performance, performance information is not provided for the fund.

Bar Chart.  The bar chart shows changes in the performance of Series I or Series II shares of each fund from year to year over a ten-year period, if available. The performance of NAV shares of each fund would be higher since NAV shares do not have Rule 12b-1 fees. Funds with less than ten years of performance history show performance from the inception date of the fund.

Performance Table.  The table compares each fund’s one, five and ten year average annual returns as of December 31, 2008 for each class of shares to those of a broad-based securities market index.

Performance information in the bar chart and the performance table reflects all fees charged to each fund, such as advisory fees and all fund expenses. None of the funds charges a sales load or a surrender fee. The performance information does not reflect the fees and expenses, including any sales loads or surrender charges, of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

5.	Portfolio Managers

See “Subadvisory Arrangements and Management Biographies” for information relating to the funds’ portfolio managers.

6.	Fees and Expenses

Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights with respect to matters affecting only one or more classes as described under “Multiple Classes of Shares.” The table below describes the fees and expenses for each class of shares of each fund offered through this Prospectus. The fees and expenses do not reflect the fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium and would be higher if they did. Such fees and expenses are listed in the Prospectus for the variable insurance contract. None of the funds charges a sales load or surrender fee although these fees may be imposed by the variable insurance contract.

FUND ANNUAL EXPENSES

Unless otherwise noted in the footnotes to the Expense Table, expense information for all funds except the New Funds (those with less than six months of operations as of December 31, 2008) is based on expenses incurred during the fiscal year ended December 31, 2008 expressed as a percentage of fund average net assets during the period. For New Funds, expense information is based on estimated amounts for the current fiscal year. Each fund’s annual operating expenses will likely vary throughout the year and from year to year. A fund’s expenses for the current fiscal year may be higher than the expenses in the table below if the fund’s assets have decreased significantly from 2008 average net assets because certain fund expenses do not decrease as asset levels decrease and advisory fee rate breakpoints may not be achieved as asset levels decrease.

				Acquired
		Distibution		Fund Fees	Total	Contractual	Net fund
	Management	and service	Other	and	Operating	Expense	Operating
Fund/Class	fee	(12b-1) fees	Expenses	Expenses	Expenses [1]	Reimbursement [2]	Expenses
Classic Value[3]

Series I	0.79%	0.05%	0.15%	0.00%	0.99%	0.00%	0.99%

Series II	0.79%	0.25%	0.15%	0.00%	1.19%	0.00%	1.19%

Series NAV	0.79%	0.00%	0.15%	0.00%	0.94%	0.00%	0.94%

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				Acquired
		Distibution		Fund Fees	Total	Contractual	Net fund
	Management	and service	Other	and	Operating	Expense	Operating
Fund/Class	fee	(12b-1) fees	Expenses	Expenses	Expenses [1]	Reimbursement [2]	Expenses
Core Equity[3,4,5]

Series I	0.78%	0.05%	0.11%	0.00%	0.94%	0.00%	0.94%

Series II	0.78%	0.25%	0.11%	0.00%	1.14%	0.00%	1.14%

Series NAV	0.78%	0.00%	0.11%	0.00%	0.89%	0.00%	0.89%

Income and Value[3,4]

Series I	0.80%	0.05%	0.06%	0.00%	0.91%	0.00%	0.91%

Series II	0.80%	0.25%	0.06%	0.00%	1.11%	0.00%	1.11%

Series NAV	0.80%	0.00%	0.06%	0.00%	0.86%	0.00%	0.86%

Mid Cap Value[3]

Series I	0.86%	0.05%	0.06%	0.00%	0.97%	0.00%	0.97%

Series II	0.86%	0.25%	0.06%	0.00%	1.17%	0.00%	1.17%

Series NAV	0.86%	0.00%	0.06%	0.00%	0.92%	0.00%	0.92%

Small Cap Opportunities[3,6]

Series I	1.00%	0.05%	0.06%	0.00%	1.11%	0.00%	1.11%

Series II	1.00%	0.25%	0.06%	0.00%	1.31%	0.00%	1.31%

Series NAV	1.00%	0.00%	0.06%	0.00%	1.06%	0.00%	1.06%

Small Company[3,4,7]

Series I	1.05%	0.05%	0.39%	0.00%	1.49%	0.00%	1.49%

Series II	1.05%	0.25%	0.39%	0.00%	1.69%	0.00%	1.69%

Series NAV	1.05%	0.00%	0.39%	0.00%	1.44%	0.00%	1.44%

U.S Large Cap[3]

Series I	0.82%	0.05%	0.06%	0.00%	0.93%	0.00%	0.93%

Series II	0.82%	0.25%	0.06%	0.00%	1.13%	0.00%	1.13%

Series NAV	0.82%	0.00%	0.06%	0.00%	0.88%	0.00%	0.88%

1
The “Total Operating Expenses” include fees and expenses incurred indirectly by a fund as a result of its investment in other investment companies (“Acquired Fund Fees and Expenses”). The Total Operating Expenses shown may not correlate to the Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are based on the estimated indirect net expenses associated with the fund’s investment in the underlying funds.
2
Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.
3
Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain funds or otherwise reimburse the expenses of those funds (“Participating Funds”). The reimbursement will equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each fund.
4
“Other Expenses” includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.
5
The Adviser has voluntary agreed to reimburse Expenses of the Fund that exceed 0.84% of the average annual net assets of the fund. This reimbursement is not included in the expense table. Had this reimbursement been included the expense ratio would have lower. Expenses includes all expenses of the fund except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated at any time.
6
The Adviser has agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Fund does not exceed 0.45% of the fund’s average net assets.
7
The Adviser has voluntary agreed to reimburse Expenses of the Fund that exceed 1.36% of the average annual net assets of the fund. This reimbursement is not included in the expense table. Had this reimbursement been included the expense ratio would have lower. Expenses includes all expenses of the fund except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated at any time.

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EXAMPLES OF EXPENSES

The Examples are intended to help an investor compare the cost of investing in each fund with the cost of investing in other mutual funds. The Examples assume that $10,000 is invested in a fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Examples also assume that the investment has a 5% return each year, that a fund’s operating expenses remain the same, after contractual (but not voluntary) expense reimbursements. The Examples do not reflect the expenses of any variable insurance contract that may use a fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor’s actual expenses may be higher or lower, based on these assumptions the expenses would be:

Fund/Class	Year 1	Year 3	Year 5	Year 10
Classic Value

Series I	$101	$315	$547	$1,213

Series II	$121	$378	$654	$1,443

Series NAV	$96	$300	$520	$1,155

Core Equity

Series I	$96	$300	$520	$1,155

Series II	$116	$362	$628	$1,386

Series NAV	$91	$284	$493	$1,096

Income and Value

Series I	$93	$290	$504	$1,120

Series II	$113	$353	$612	$1,352

Series NAV	$88	$274	$477	$1,061

Mid Cap Value

Series I	$99	$309	$536	$1,190

Series II	$119	$372	$644	$1,420

Series NAV	$94	$293	$509	$1,131

Small Cap Opportunities

Series I	$113	$353	$612	$1,352

Series II	$133	$415	$718	$1,579

Series NAV	$108	$337	$585	$1,294

Small Company

Series I	$152	$471	$813	$1,779

Series II	$172	$533	$918	$1,998

Series NAV	$147	$456	$787	$1,724

U.S Large Cap

Series I	$95	$296	$515	$1,143

Series II	$115	$359	$622	$1,375

Series NAV	$90	$281	$488	$1,084

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SMALL CAP FUNDS

SMALL CAP OPPORTUNITIES TRUST

Subadvisers:	Invesco Aim Capital Management, Inc. (“Invesco Aim”) and Dimensional Fund Advisors LP (“Dimensional” or “DFA”)

Investment Objective:	To seek long-term capital appreciation.

Investment Strategies:	Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Each subadviser’s investment strategy is described below.

Invesco Aim

Invesco Aim will manage its portion of the fund’s assets (the “Invesco Aim Subadvised Assets”) as follows:

Under normal market conditions, Invesco Aim invests at least 80% of the Invesco Aim Subadvised Assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. Invesco Aim considers small-capitalization companies to be those companies with market capitalizations, at the time of investment, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of February 28, 2009, the capitalization of companies in the Russell 2000 Index range from $3.2 million to $ 3.7 billion.

Invesco Aim considers selling a security if a change in industry or company fundamentals indicates a problem, the price target set at purchase (i.e., the projected price level as stated by an investment analyst) is exceeded or a change in technical outlook indicates poor relative strength.

The Invesco Aim Subadvised Assets may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund’s direct investments, and may include warrants, futures, options, exchange traded funds (ETFs) and American Depositary Receipts. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

Invesco Aim attempts to provide potentially higher returns than a fund that invests primarily in larger, more established companies. Since small companies are generally not as well known to investors or have less of an investor following than larger companies, they may provide higher returns due to inefficiencies in the marketplace. Under normal conditions, the top 10 holdings may comprise up to 25% of the Invesco Aim Subadvised Assets.

In selecting investments, Invesco Aim utilizes a disciplined portfolio construction process that aligns the fund with the S&P Small Cap 600 Index, which Invesco Aim believes represents the small cap core asset class. The security selection process is based on a three-step process that includes fundamental, valuation and timeliness analysis:

Arrow Pointing Right Fundamental analysis involves building a series of financial models (tools to analyze stock), as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry.

Arrow Pointing Right Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one- to two-year horizon.

Arrow Pointing Right Timeliness analysis is used to help identify the “timeliness” of a purchase. In this step, relative price strength (the price of stock in comparison to the rest of the market), trading volume characteristics, and trend analysis (using past data to predict future movement of stock) are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the portfolio.

Invesco Aim may invest up to 25% of the Invesco Aim Subadvised Assets in foreign securities. The fund’s investments in foreign securities may include direct investments in non-U.S. dollar denominated securities traded outside of the U.S.

Invesco Aim may invest up to 15% of the Invesco Aim Subadvised Assets in real estate investment trusts (“REITs”).

Dimensional

DFA will manage its portion of the fund’s assets (the “DFA Subadvised Assets”) as follows:

DFA generally will invest the DFA Subadvised Assets in a broad and diverse group of common stocks of small and mid cap companies traded on a U.S. national securities exchange or on the over-the counter market that DFA determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in

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relation to their market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. As of the date of this Prospectus, DFA considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. DFA uses a market capitalization weighted approach in weighing portfolio securities. See “Market Capitalization Weighted Approach” below. DFA does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

DFA may sell portfolio securities when the issuer’s market capitalization increases to a level that exceeds that of the issuer with the largest market capitalization that is then eligible for investment by the DFA Subadvised Assets. In addition, DFA may sell portfolio securities when their book to market ratios fall below those of the security with the lowest such ratio that is then eligible for purchase by the DFA Subadvised Assets. However, DFA may retain securities of issuers with relatively smaller market capitalizations for longer periods, despite a decrease in the issuers’ book to market ratios.

The total market capitalization ranges, and the value criteria used by DFA for the DFA Subadvised Assets, as described above, generally apply at the time of purchase. DFA will not be required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, DFA is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in DFA’s judgment, circumstances warrant their sale.

DFA may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. DFA may enter into futures contracts and options on futures contracts for U.S. equity securities and indices. DFA may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. equity markets while maintaining liquidity.

Market Capitalization Weighted Approach

The strategy used by DFA in managing the DFA Subadvised Assets involves market capitalization weighting in determining individual security weights. Generally, the relative market capitalization of the issuer determines the weighting of the security in the fund’s portfolio. Market capitalization weighting will be adjusted by DFA for trading strategies and a variety of other factors. DFA may deviate from market capitalization weighting to limit or fix the exposure of the DFA Subadvised Assets to a particular issuer to a maximum proportion of the assets of the DFA Subadvised Assets. DFA may exclude the stock of a company that meets applicable market capitalization criterion if DFA determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. A more complete description of Market Capitalization Weighted Approach is set forth in the SAI.

The fund’s investment process may, at times, result in a higher than average portfolio turnover rate and increased trading expense.

The fund may also be significantly affected by recent market developments, as described under “Additional Information about the Funds’ Principal Risks and Investment Policies.”

Principal Risks of Investing in the Fund
The principal risks of investing in the fund, which could adversely affect its NAV and performance, include:

•	Active management risk
•	Convertible securities risk
•	Credit and counterparty risk
•	Equity securities risk
•	Exchange traded funds risk
•	Foreign securities risk
•	Hedging, derivatives and other strategic transactions risk
•	High portfolio turnover risk
•	Investment company securities risk
•	Issuer risk
•	Liquidity risk
•	Medium and smaller company risk
•	Real estate securities risk

Past Performance
The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

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Calendar Year Total Returns for Series I:

25.78%	7.77%	10.45%	-7.66%	-42.13%

2004	2005	2006	2007	2008

Best Quarter:	13.31% (Quarter ended 12/31/2004) Worst Quarter: -26.09% (Quarter ended 12/31/2008)

Average Annual Total Returns For Period Ended 12/31/2008

	One	Five	Since	Date of
	Year	Year	Inception	Inception

Series I	-42.13%	-4.36%	2.03%	5/5/2003
Series II	-42.25%	-4.55%	1.83%	5/5/2003
Series NAVA	-42.13%	-4.33%	2.05%	2/28/2005
Russell 2000 Value IndexB	-28.92%	0.27%	6.45%
Russell 2000 IndexC	-33.79%	-0.93%	4.85%

A NAV shares were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would have been higher.
B The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.
C Effective December 19, 2008, the fund changed the index to which it compares its performance from the Russell 2000 Value Index to the Russell 2000 Index which more accurately reflects the combined investment style of the subadivsers to the fund.

SMALL COMPANY TRUST

Subadviser:	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective:	To seek long-term growth of capital.

Investment Strategies:	Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index ($ to $ as of February 28, 2009). The fund invests in small companies whose common stocks are believed to be undervalued.

Reflecting a value approach to investing, the fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The subadviser’s in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

•	Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company’s peers or its own historic norm;
•	Low stock price relative to a company’s underlying asset values;
•	Above-average dividend yield relative to a company’s peers or its own historic norm;
•	A plan to improve the business through restructuring; and/or
•	A sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, the fund may purchase other securities, including foreign securities (up to 20% of its total net assets), futures, and options. The fund may invest in fixed-income and convertible securities without regard to quality or rating, including up to 10% of total assets in non-investment grade fixed-income securities (“junk bonds”). Investments in a company may also be made through a privately negotiated note or loan, including loan participations and

7

assignments. These investments will be made only in companies, municipalities or entities that meet the fund’s investment criteria. Certain of these investments may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed-income securities will not affect the fund as much as they would a fund that invests more of its assets in fixed-income securities.

In pursuing the fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund holds a certain portion of its assets in money market reserves, which can consist of shares of the T. Rowe Price Reserve Investment fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollar currencies and non-U.S. dollar currencies.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivatives which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and the risks associated therewith.

.

Principal Risks of Investing in the Fund
The principal risks of investing in the fund, which could adversely affect its NAV and performance, include:

•	Active management risk
•	Credit and counterparty risk
•	Equity securities risk
•	Foreign securities risk
•	Hedging, derivatives and other strategic transactions risk
•	Issuer risk
•	Liquidity risk
•	Medium and smaller company risk

Past Performance
The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

Calendar Year Total Returns for Series I:

6.32%	5.60%	-6.53%	-43.23%

2005	2006	2007	2008

Best Quarter:	10.47% (Quarter ended 3/31/2006) Worst Quarter: -32.67% (Quarter ended 12/31/2008)

8

Average Annual Total Returns For Period Ended 12/31/2008

	One	Since	Date of
	Year	Inception	Inception

Series I	-43.23%	-6.66%	5/3/2004
Series II	-43.30%	-6.83%	5/3/2004
Series NAVA	-43.16%	-6.60%	2/28/2005
S&P SmallCap 600 IndexB	-31.09%	0.37%

A Series NAV shares were first offered on February 28, 2005.For periods prior to February 28, 2005 the performance shown reflects the performance of the Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
B The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.

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MID CAP FUNDS

MID CAP VALUE TRUST

Subadviser:	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective:	To seek long-term capital appreciation.

Investment Strategies:	Under normal market conditions, the fund invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index ($ to $ as of February 28, 2009) or the Russell MidCap Value Index ($ to $ as of February 28, 2009). The fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

The subadviser employs a value approach in selecting investments. The subadviser’s in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The subadviser generally looks for companies with one or more of the following characteristics:

•	Low stock prices relative to net assets, earnings, cash flow, sales or business franchise value;
•	Demonstrated or potentially attractive operating margins, profits and/or significant cash flow generation;
•	Sound balance sheets and other positive financial characteristics;
•	Significant stock ownership by management; and
•	Experienced and capable management.

The fund’s sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark, the Russell MidCap Value Index. The market capitalization of companies in the fund and in the indices changes over time. The fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside these ranges.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing the fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund may invest in IPOs. The fund may purchase other types of securities, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain ETFs, and certain derivatives (investments whose value is based on indices or other securities). For purposes of the fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

The fund holds a certain portion of its assets in money market reserves, which can consist of shares of the T. Rowe Price Reserve Investment fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollar currencies and non-U.S. dollar currencies.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and risks associated therewith.

Except as otherwise stated under “Additional Investment Policies — Temporary Defensive Investing,” the fund normally has less than 10% of its assets in cash and cash equivalents.

Principal Risks of Investing in the Fund
The principal risks of investing in the fund, which could adversely affect its NAV and performance, include:

•	Active management risk
•	Equity securities risk
•	Foreign securities risk
•	Issuer risk
•	Medium and smaller company risk

Past Performance
The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

10

Calendar Year Total Returns for Series I:

-10.11%	25.36%	24.46%	8.00%	12.27%	0.70%	-39.04%

2002	2003	2004	2005	2006	2007	2008

Best Quarter:	15.35% (Quarter ended 6/30/2003) Worst Quarter: -21.04% (Quarter ended 12/31/2008)

Average Annual Total Returns For Period Ended 12/31/2008

	One	Five	Since	Date of
	Year	Year	Inception	Inception

Series I	-39.04%	-1.52%	1.17%	4/30/2001
Series IIA	-39.17%	-1.72%	1.01%	1/28/2002
Series NAVB	-39.05%	-1.48%	1.19%	2/28/2005
Russell MidCap Value IndexC	-38.44%	0.33%	3.22%

A Series II shares were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
B NAV shares were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.
C The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.

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LARGE CAP FUNDS

CLASSIC VALUE TRUST

Subadviser:	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective:	To provide substantial dividend income and also long-term capital appreciation.

Investment Strategies:	Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

The subadviser believes that income can contribute significantly to total return over time and expects the fund’s yield to exceed that of the S&P 500 Index. Dividends can also help reduce the fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling.

The fund employs a “value” approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

The fund will generally consider companies with the following characteristics:

•	established operating histories;
•	above-average dividend yield relative to the S&P 500 Index;
•	low price/earnings ratios relative to the S&P 500 Index;
•	sound balance sheets and other financial characteristics; and
•	low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The fund may also purchase other types of securities in keeping with its objective, including:

•	U.S. and non-U.S. dollar denominated foreign securities including American Depositary Receipts (“ADRs”) (up to 25% of total assets);
•	preferred stocks;
•	convertible stocks, bonds, and warrants;
•	futures and options; and
•	bank debt, loan participations and assignments.

The fund may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade fixed income securities (“junk bonds”). Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments. These investments will only be made in companies, municipalities or entities that meet the fund’s investment criteria. Certain of these investments may be illiquid and holding a loan could expose the fund to the risks of being a direct lender. Since the fund invests primarily in equity securities, the risks associated with fixed income securities will not effect the fund as much as they would a fund that invests more of its assets in fixed income securities.

The fund holds a certain portion of its assets in money market reserves, which can consist of shares of the T. Rowe Price Reserve Investment fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The fund may invest reserves in U.S. dollar currencies and non-U.S. dollar currencies.

The fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The SAI contains more complete description of such instruments and the risks associated therewith.

In pursuing the fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in the Fund
The principal risks of investing in the fund, which could adversely affect its NAV and performance, include:

•	Active management risk
•	Equity securities risk
•	Fixed-income securities risk
•	Foreign securities risk
•	Hedging, derivatives and other strategic transactions risk

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Past Performance
The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

Calendar Year Total Returns for Series I:

9.42%	16.04%	-12.58%	-45.55%

2005	2006	2007	2008

Best Quarter:	9.40% (Quarter ended 9/30/2006) Worst Quarter: -26.36% (Quarter ended 12/31/2008)

Average Annual Total Returns For Period Ended 12/31/2008

	One	Since	Date of
	Year	Inception	Inception

Series I	-45.55%	-8.15%	5/3/2004
Series II	-45.68%	-8.34%	5/3/2004
Series NAVA	-45.55%	-8.11%	4/29/2005
Russell 1000 Value IndexB	-36.85%	-1.15%

A NAV shares were first offered on April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.
B The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.

CORE EQUITY TRUST

Subadviser:	Davis Selected Advisers, L.P. (“Davis”)

Investment Objective:	To seek growth of capital.

Investment Strategies:	Under normal market conditions, the fund invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The fund may also invest in companies with smaller capitalizations.

The subadviser uses the Davis Investment Discipline in managing the fund’s portfolio. The Davis Investment Discipline involves conducting extensive research to try to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

The subadviser has developed the following list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the subadviser seeks to invest in companies that demonstrate a majority, or an appropriate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

•	Proven track record
•	Significant alignment of interest in business
•	Strong balance sheet
•	Low cost structure
•	High returns on capital
•	Non-obsolescent products/services

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•	Dominant or growing market share
•	Global presence and brand names
•	Smart application of technology to improve business and lower costs

The subadviser’s goal is to invest in companies for the long term. The subadviser considers selling a security if it believes the stock’s market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.

The fund may also invest up to 20% of total assets in foreign securities and fixed income securities.

The fund is non-diversified and is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by its own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer. Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, it may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets’ assessment of any of these companies.

Principal Risks of Investing in the Fund
The principal risks of investing in the fund, which could adversely affect its NAV and performance, include:

•	Active management risk
•	Equity securities risk
•	Fixed-income securities risk
•	Foreign securities risk
•	Issuer risk
•	Liquidity risk

Past Performance
The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

Calendar Year Total Returns for Series I:

5.90%	6.73%	-5.89%	-54.46%

2005	2006	2007	2008

Best Quarter:	10.11% (Quarter ended 12/31/2006) Worst Quarter: -29.11% (Quarter ended 12/31/2008)

Average Annual Total Returns For Period Ended 12/31/2008

	One	Since	Date of
	Year	Inception	Inception

Series I	-54.46%	-11.98%	5/3/2004
Series II	-54.59%	-12.17%	5/3/2004
Series NAVA	-54.46%	-11.95%	2/28/2005
S&P 500 IndexB	-37.00%	-2.56%

A Series NAV shares were first offered on February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.
B The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.

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U.S. LARGE CAP TRUST

Subadviser:	Capital Guardian Trust Company

Investment Objective:	To seek long-term growth of capital and income.

Investment Strategies:	Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

The subadviser has an extensive commitment to fundamental research, with a large team of experienced equity analysts focused on gathering in-depth information firsthand on companies and industries in the U.S. and throughout the world. The subadviser has extensive experience in managing U.S. equities. The subadviser’s research strength is leveraged through a bottom-up approach to portfolio construction. Returns for U.S. equity portfolios are pursued through active security selection. Industry sector weightings are primarily the result of finding value in individual securities.

The majority of the subadviser’s U.S. equity portfolio managers have over two decades of investment experience. Portfolios are segmented, with each individual manager responsible for a portion, managing it as if it were a stand-alone portfolio. This allows for strong individual ideas to be acted upon while ensuring a diversity of ideas and continuity of management. The research analysts as a group also manage a portion of the portfolio.

Based on the research carried out by the equity analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time.

Principal Risks of Investing in the Fund
The principal risks of investing in the fund, which could adversely affect its NAV and performance, include:

•	Active management risk
•	Equity securities risk
•	Foreign securities risk
•	Issuer risk
•	Liquidity risk

Past Performance
The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

Calendar Year Total Returns for Series I:

2.78%	-2.54%	-25.18%	37.06%	9.39%	5.82%	10.66%	-0.34%	-38.76%

2000	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter:	18.70% (Quarter ended 6/30/2003) Worst Quarter: -20.62% (Quarter ended 12/31/2008)

15

Average Annual Total Returns For Period Ended 12/31/2008

	One	Five	Since	Date of
	Year	Year	Inception	Inception

Series I	-38.76%	-4.80%	-1.97%	5/1/1999
Series IIA	-38.94%	-5.01%	-2.11%	1/28/2002
Series NAVB	-38.78%	-4.77%	-1.96%	2/28/2005
S&P 500 IndexC	-37.00%	-2.19%	-2.31%

A Series II shares were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
B NAV shares were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.
C The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the fund.

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HYBRID FUNDS

INCOME & VALUE TRUST

Subadviser:	Capital Guardian Trust Company

Investment Objective:	(a) conservation of principal and (b) long-term growth of capital and income.

Investment Strategies:	Under normal market conditions, the Fund invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the Fund’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the Fund’s investment objective.

The subadviser has a large and experienced research team that includes equity and fixed-income analysts — focused on gathering in-depth, firsthand information on companies and securities in the U.S. markets — as well as economists who conduct global macroeconomic research. The subadviser emphasizes research and actively manages portfolios across asset classes, using a bottom-up approach to selecting individual securities. A team of senior portfolio managers determines tactical allocation shifts between these actively managed portfolios. These shifts are based on the expected returns of these active portfolios rather than the expected returns for the indices they are managed against.

Allocation between the equity and fixed-income portfolios are made by a team of senior portfolio managers representing various asset classes. Each month, team members vote on how the model portfolio should be allocated. The votes are averaged and the results are used to allocate the components of the portfolio.

At least 80% of the fixed income portion of the Fund will consist of the following:

•	securities rated “Baa” or better at the time of purchase by Moody’s or “BBB” by S&P or deemed by the subadviser to be of equivalent investment quality including mortgage-related and asset-backed securities (see “Other Risks of Investing” below for a description of these securities);
•	non-U.S. dollar fixed income securities (up to 15% of the portfolio’s assets including up to 5% in emerging market fixed income securities);
•	securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and/or
•	cash or cash equivalents including commercial bank obligations and commercial paper.

Fixed-income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated and non-U.S. dollar fixed-income securities subject to the limits set forth above.

Equity securities shall be traded on national securities exchanges, NASDAQ or in other national over- the-counter (“OTC”) markets and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Principal Risks of Investing in the Fund
The principal risks of investing in the fund, which could adversely affect its NAV and performance, include:

•	Active management risk
•	Equity securities risk
•	Fixed-income securities risk
•	Foreign securities risk
•	Issuer risk
•	Liquidity risk
•	Mortgage-backed and asset-backed securities risk

Past Performance
The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.

17

Calendar Year Total Returns for Series I:

8.52%	4.94%	0.98%	-15.93%	26.48%	7.64%	5.22%	8.66%	1.11%	-30.13%

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Best Quarter:	13.68% (Quarter ended 6/30/2003) Worst Quarter: -15.65% (Quarter ended 12/31/2008)

Average Annual Total Returns For Period Ended 12/31/2008

	One	Five	Ten	Date of
	Year	Year	Year	Inception

Series I	-30.13%	-2.76%	0.61%	8/3/1989
Series IIA	-30.23%	-2.95%	0.49%	1/28/2002
Series NAVB	-30.07%	-2.72%	0.63%	4/29/2005
Combined IndexC	-22.23%	0.70%	2.03%

A Series II shares were first offered on January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.
B NAV shares were first offered on April 29, 2005. Performance prior to April 29, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would be higher.
C The Combined Index represents 32.5% of the return of the Dow Jones Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the Barclays Capital U.S. Aggregate Bond Index, 10% of the 90 Day T-Bill and 7.5% of the Merrill Lynch Yield Index through April 30, 1999, and 60% of the returns of the S&P 500 Index and 40% of the returns of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter.

18

ADDITIONAL INFORMATION ABOUT
THE FUNDS’ PRINCIPAL RISKS AND INVESTMENT POLICIES

Risks of Investing in Certain Types of Securities

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Recent Events

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “Investment Policies — U.S. Government and Government Agency Obligations — U.S. Instrumentality Obligations”), the bankruptcy filing of Lehman Brothers, the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the recent unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the funds.

Active management risk

Funds that are not index funds are actively managed by their subadvisers. The performance of a fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving a fund’s investment objective. If the subadvisers’ investment strategies do not perform as expected, the funds could underperform other mutual funds with similar investment objectives or lose money.

Convertible securities risk

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security, Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and typically are unrated or rated lower than such debt obligations.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an OTC derivatives contract (see “Hedging, derivatives and other strategic transactions risk”) or a borrower of a fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Banks (“FHLBs”), although chartered or sponsored by Congress, are not funded by Congressional

19

appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than “Baa” by Moody’s or “BBB” by Standard & Poor’s (“S&P”), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Equity securities risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the funds are invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

Value Investing Risk.  Certain equity securities (generally referred to as “value securities”) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth Investing Risk.  Certain equity securities (generally referred to as “growth securities”) are purchased primarily because a subadviser believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

Exchange traded funds (ETFs) risk

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the

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risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

Interest Rate Risk.  Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit Quality Risk.  Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities commonly referred to as “junk” securities are riskier than funds that may invest in higher rated fixed-income securities. Additional information on the risks of investing in investment grade fixed-income securities in the lowest rating category and lower rated fixed-income securities is set forth below.

Investment Grade Fixed-Income Securities in the Lowest Rating Category Risk.  Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities Risk and High Yield Securities Risk.  Lower rated fixed- income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
•	Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.
•	Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
•	Dependence on Subadviser’s Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities.  Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities.  Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal.  Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

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Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

Currency Risk.  Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to a fund. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Funds may use derivatives for many purposes, including for hedging, and as a substitute for

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direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the funds to various securities, markets and currencies without the funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs, which must be borne directly by a fund, and brokerage commissions and generating greater tax liabilities for shareholders. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Issuer risk

An issuer of a security purchased by a fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

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Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than the more widely-held securities. Medium and smaller companies may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium sized market capitalizations.

Mortgage-backed and asset-backed securities risk

Mortgage-Backed Securities.  Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders such as mortgage banks, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations.  A fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final

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distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

Asset-Backed Securities.  Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Real estate securities risk

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

•	Declines in the value of real estate;
•	Risks related to general and local economic conditions;
•	Possible lack of availability of mortgage funds;
•	Overbuilding;
•	Extended vacancies of properties;
•	Increased competition;
•	Increases in property taxes and operating expenses;
•	Changes in zoning laws;
•	Losses due to costs resulting from the clean-up of environmental problems;
•	Liability to third parties for damages resulting from environmental problems;
•	Casualty or condemnation losses;
•	Limitations on rents;
•	Changes in neighborhood values and the appeal of properties to tenants; and
•	Changes in interest rates.

Investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of credit risk, valuation risk and liquidity risk. Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity real estate investment trusts (“REITs”) and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Medium and smaller company risk” for a discussion of the risks associated with investments in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

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Additional Information About the Funds’ Principal Investment Policies

Subject to certain restrictions and except as noted below, a fund may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets (or in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the

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delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the SAI.

MANAGEMENT OF JHT

Advisory Arrangements

John Hancock Investment Management Services, LLC (the “Adviser”) is the adviser to JHT. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Advisers Act. The ultimate controlling parent of the Adviser is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Adviser administers the business and affairs of JHT. The Adviser also selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of all funds. The Adviser does not itself manage any portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser (i) monitors the compliance of the subadvisers with the investment objectives and related policies of each fund, (ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement for the funds is available in the funds’ semi-annual report to shareholders for the period ended June 30, 2008.

JHT has received an order from the SEC permitting the Adviser to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. JHT, therefore, is able to change subadvisers or the fees

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paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHT (other than by reason of serving as subadviser to a fund) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

As compensation for its services, the Adviser receives a fee from JHT computed separately for each fund.

Under the advisory agreement the amount of the advisory fee for most funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. The annual fee rate is calculated each day by applying the annual percentage rates in the tables in Appendix A to the applicable portions of Aggregate Net Assets shown in the tables and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the fund as well as of one or more other funds managed by the same subadviser as indicated in the notes to the tables, but only for the period during which the subadviser for the fund also serves as the subadviser for the other funds.

Under the advisory agreement the advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for a fund by the value of the net assets of the fund at the close of business on the previous business day of JHT.

The table presented in Appendix A is a schedule of the management fees each fund currently is obligated to pay the Adviser, either as an annual percentage of the current value of the fund’s net assets or as a percentage of Aggregate Net Assets, as applicable.

Subadvisory Arrangements and Management Biographies

The Adviser has entered into subadvisory agreements with the subadvisers to the funds. Under these agreements, the subadvisers manage the assets of the funds, subject to the supervision of the Adviser and the Trustees of JHT. Each subadviser formulates a continuous investment program for each fund it subadvises, consistent with the fund’s investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHT with respect to the implementation of such programs.

Subadvisory Fees.  Each subadviser is compensated by the Adviser, subject to Board approval, and not by the fund or funds that it subadvises.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or a fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval. A discussion regarding the basis for the Board of Trustees’ approval of each subadvisory agreement is available in the funds’ semi-annual report to shareholders for the period endend June 30, 2008.

Set forth below is information about the subadvisers and the portfolio managers for the funds, including a brief summary of the portfolio managers’ business careers over the past five years. The SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Capital Guardian Trust Company (“CGTC”)

CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968.

CGTC uses a multiple portfolio manager system in managing a portfolio’s assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits provided by the portfolio’s objectives and policies. CGTC’s investment committee oversees this process. In addition, CGTC’s investment analysts also may make investment decisions with respect to a portion of a fund’s portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

Fund	Portfolio Manager

Dimensional Fund Advisors LP (“Dimensional”)

Dimensional was organized in May 1981 as “Dimensional Fund Advisors, Inc.,” a Delaware corporation, and in November 2006, it converted its legal name and organizational form to “Dimensional Fund Advisors LP,” a Delaware limited partnership. Dimensional is engaged in the business of providing investment management services. Dimensional is located at 6300 Bee Cave

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Road, Building One, Austin, TX, 78746. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds.

Dimensional uses a team approach.  The investment team includes the Investment Committee of Dimensional, portfolio managers and trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding fund management including running buy and sell programs based on the parameters established by the Investment Committee. Stephen A. Clark coordinates the efforts of all portfolio managers with respect to certain domestic equity and mixed allocation portfolios. For this reason, Dimensional has identified Mr. Clark as primarily responsible for coordinating the day-to-day management of the fund as set forth below.

Fund	Portfolio Managers

Small Cap Opportunities Trust	Stephen A. Clark

•	Stephen A. Clark. Vice President, Head of Portfolio Management; joined Dimensional in 2001. Mr. Clark has managed Small Cap Opportunties Trust since December 2008.

Invesco Aim Capital Management, Inc. (“Invesco Aim”)

Invesco Aim is an indirect wholly owned subsidiary of Invesco Aim Management Group Inc., whose principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Invesco Aim Management Group, Inc. is a holding company engaged in the financial services business and is a wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Invesco Aim, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals. As of September 30, 2008, Invesco Aim managed approximately $149 billon and Invesco Ltd. managed $410 billion.

Fund	Portfolio Managers

Small Cap Opportunities Trust	Juliet Ellis
Juan Hartsfield

•	Juliet Ellis. Senior Portfolio Manager (lead manager), who has been responsible for Small Cap Opportunities Trust since 2008 and Small Company Growth Trust since 2005 and has been with Invesco Aim and/or its affiliates since 2004; formerly a Managing Director of JPMorgan Fleming Asset Management.
•	Juan Hartsfield. Portfolio Manager who has been responsible for Small Cap Opportunities Trust since 2008 and Small Company Growth Trust since 2005 and has been associated with Invesco Aim and/or its affiliates since 2004; formerly a co-portfolio manager in the JPMorgan Fleming Asset Management.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed over $276.3 billion for over ten million individual and institutional investor accounts.

Fund	Portfolio Managers

Classic Value Trust	Brian C. Rogers
Mid Cap Value Trust	David J. Wallack
Small Company Trust	Preston G. Athey

•	Preston G. Athey. Vice President; joined T. Rowe Price in 1978. Mr. Athey has managed Small Company Value Trust since October 2005 and the Small Company Trust since December 2008.
•	Brian C. Rogers. Vice President; joined T. Rowe Price in 1982. Mr. Rogers has managed Equity-Income Trust since October 2005 and the Classic Value Trust since December 2008.
•	David J. Wallack. Vice President; joined T. Rowe Price in 1990. Mr. Wallack has managed Small Cap Trust since January 2009.
•	Brian C. Rogers. Chief Investment Officer; joined T. Rowe Price in 1982; responsible for the fund’s dividend-paying common stock and value stock investments.

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MULTICLASS PRICING; RULE 12B-1 PLANS

Multiple Classes of Shares

Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees for Series I shares and Series II shares and Series III shares, and voting rights.

The expenses of each fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser to each fund determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser’s determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Rule 12b-1 Plans of Each Class

NAV shares are not subject to a Rule 12b-1 fee.

Series II shares of each fund are subject to a Rule 12b-1 fee of up to 0.25% of Series II share average daily net assets.

Rule 12b-1 fees will be paid to the JHT’s Distributor, John Hancock Distributors, LLC, or any successor thereto (the “Distributor”).

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class,

(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT’s investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

GENERAL INFORMATION

Taxes

The following is a summary of some important tax issues that affect JHT and the funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the funds. More information about taxes is located in the SAI under the heading — “Additional Information Concerning Taxes”. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES AND THEIR IMPACT ON YOUR PERSONAL TAX LIABILITY.

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Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts

JHT intends to take the steps necessary to qualify each fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and believes that each fund will so qualify. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net tax exempt interest income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

•	would be treated as owning shares of the fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and
•	the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that each fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts

Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

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Foreign Investments

When investing in foreign securities or currencies, a fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a fund of JHT.

Tax Implications for Insurance Contracts With Investments Allocated to JHT

For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund of JHT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the SAI for additional information on taxes.

Dividends

JHT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund and Money Market Trust B, will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

Purchase and Redemption of Shares

Shares of each fund of JHT are offered continuously, without sales charge, at a price equal to their NAV. The distributor of the shares of JHT is John Hancock Distributors LLC. Shares of each fund of JHT are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;
•	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or
•	the SEC by order so permits for the protection of security holders of JHT.

Calculation of NAV
The NAV of the shares of each fund is determined once daily as of the close of day-time trading of the NYSE, Monday through Friday, except that no determination is required on:

(i) days on which changes in the value of such fund’s portfolio securities will not materially affect the current NAV of the shares of the fund,

(ii) days during which no shares of such fund are tendered for redemption and no order to purchase or sell such shares is received by JHT, or

(iii) the following business holidays or the days on which such holidays are observed by the NYSE: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAVs per share of all funds are computed by:

(i) adding the sum of the value of the securities held by each fund plus any cash or other assets it holds,

(ii) subtracting all its liabilities, and

(iii) dividing the result by the total number of shares outstanding of that fund at such time.

Valuation of Securities
Securities held by a fund (except securities held by the Money Market Trusts, shares of other open-end investment companies held by a fund of funds, and debt instruments with remaining maturities of 60 days or less) are valued at their market value if market quotations are readily available. Otherwise, fund portfolio securities are valued at fair value as determined in good faith by the

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Trustees. The Trustees have delegated the responsibility to fair value securities to JHT’s Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Shares of other open-end investment companies held by a fund are valued at NAV. Securities held by the Money Market Trusts and debt instruments with remaining maturities of 60 days or less are valued at amortized cost.

Generally, trading (i) in non-U.S. securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing a fund’s NAV are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,
•	the performance of U.S. securities markets,
•	the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities, and
•	the fact that JHT is calculating its NAV for its portfolios when a particular foreign market is closed.

In view of these factors, it is likely that funds investing significant amount of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amount of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

in the case of fixed income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,
•	announcements concerning matters such as trading suspensions, acquisitions, recapitalizations, or litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and
•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the value of the fund’s portfolio securities as of the close of the NYSE (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a fund’s assets that is invested in other open-end investment companies, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If a fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Disruptive Short Term Trading

None of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadviser’s ability to effectively manage a fund in accordance with its investment objective and policies) and dilute the interest in a fund held for long-term investment (“Disruptive Short-Term Trading”).

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The Board of Trustees has adopted procedures to deter Disruptive Short-Term Trading and JHT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment i.e. Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.

Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading that the ability to restrict Disruptive Short-Term Trading and the restrictions on Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

1. Funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV.

2. Funds with significant investments in high yield securities that are infrequently traded; and

3. Funds with significant investments in small cap securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

Policy Regarding Disclosure of Fund Portfolio Holdings

The SAI contains a description of JHT’s policies and procedures regarding disclosure of JHT portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings”)

Each of the funds of funds invests in shares of other funds. The holdings of each fund of funds in other funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a fund of funds. In addition, the ten largest holdings of each fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT’s Form N-CSR and Form N-Q will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end.

www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

Purchasers of Shares of JHT

Shares of JHT may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts. Due to differences in tax treatments and other considerations, the interests of various contract owners participating in

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JHT. The Board of Trustees of JHT will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

Fund Mergers

On December 19, 2008, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the merger of each Aquired Trust listed below into the corresponding Acquiring Trust. On April 20, 2009 shareholders approved such mergers. The mergers are scheduled to occur immediately after the close of business on Friday, May 1, 2009.

Aquired Trust		Aquiring Trust
Core Equity Trust	into	Fundamental Value Trust
U.S. Large Cap Trust	into	American Growth-Income Trust
Income & Value Trust	into	American Asset Allocation Trust
Mid Cap Value Trust	into	Mid Value Trust
Small Company Trust	into	Small Company Value Trust
Classic Value Trust	into	Equity Income Trust

35

JOHN HANCOCK TRUST
FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
																	Ratio
																	of net
													Ratio		Ratio		investment
	Net asset	Net		Net realized						Net asset			of gross		of net		income
	value,	investment		and unrealized	Total from	From net	From net	Tax		value,			expenses		expenses		(loss) to		Net assets,
	beginning	income		gain (loss) on	investment	investment	realized	return of	Total	end of	Total		to average		to average		average		end of	Portfolio
	of period	(loss)		investments	operations	income	gain	capital	distributions	period	return		net assets		net assets		net assets		period	turnover
Period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		(in millions)	(%)
Classic Value Trust
Series I
12-31-2008	12.23	0.20	[1]	(5.72)	(5.52)	(0.18)	(0.14)	—	(0.32)	6.39	(45.55)[2,3]		0.99	[4]	0.99		2.09		9	103
12-31-2007	16.20	0.24	[1]	(2.24)	(2.00)	(0.26)	(1.71)	—	(1.97)	12.23	(12.58)[2,3]		0.92	[4]	0.92		1.51		23	36
12-31-2006	14.37	0.19	[1]	2.11	2.30	(0.15)	(0.32)	—	(0.47)	16.20	16.04	[2,3]	0.96	[4]	0.96		1.24		30	47
12-31-2005	13.84	0.13	[1]	1.17	1.30	(0.08)	(0.69)	—	(0.77)	14.37	9.42	[2]	1.11		1.11		0.88		12	42
12-31-2004[5]	12.50	0.05	[1]	1.36	1.41	(0.03)	(0.04)	—	(0.07)	13.84	11.31	[2,3,6]	1.48	[4,7]	1.42	[7]	0.59	[7]	3	9	[6]
Series II
12-31-2008	12.22	0.19	[1]	(5.72)	(5.53)	(0.16)	(0.14)	—	(0.30)	6.39	(45.68)[2,3]		1.19	[4]	1.19		1.95		11	103
12-31-2007	16.19	0.21	[1]	(2.25)	(2.04)	(0.22)	(1.71)	—	(1.93)	12.22	(12.80)[2,3]		1.12	[4]	1.12		1.29		22	36
12-31-2006	14.36	0.16	[1]	2.11	2.27	(0.12)	(0.32)	—	(0.44)	16.19	15.83	[2,3]	1.16	[4]	1.16		1.03		40	47
12-31-2005	13.83	0.09	[1]	1.18	1.27	(0.05)	(0.69)	—	(0.74)	14.36	9.22	[2]	1.32		1.32		0.62		19	42
12-31-2004[5]	12.50	0.04	[1]	1.36	1.40	(0.03)	(0.04)	—	(0.07)	13.83	11.17	[2,3,6]	1.68	[4,7]	1.62	[7]	0.44	[7]	11	9	[6]
Series NAV
12-31-2008	12.24	0.22	[1]	(5.74)	(5.52)	(0.19)	(0.14)	—	(0.33)	6.39	(45.55)[2,3]		0.94	[4]	0.94		2.24		7	103
12-31-2007	16.22	0.25	[1]	(2.25)	(2.00)	(0.27)	(1.71)	—	(1.98)	12.24	(12.58)[2,3]		0.87	[4]	0.88		1.58		15	36
12-31-2006	14.38	0.20	[1]	2.12	2.32	(0.16)	(0.32)	—	(0.48)	16.22	16.15	[2,3]	0.91	[4]	0.91		1.28		8	47
12-31-2005[5]	13.42	0.09	[1]	1.64	1.73	(0.09)	(0.68)	—	(0.77)	14.38	12.88	[2,6]	1.03	[7]	1.03	[7]	0.91	[7]	3	42

1.Based on the average of the shares outstanding.
2.Assumes dividend reinvestment.
3.Total returns would have been lower had certain expenses not been reduced during the periods shown.
4.Does not take into consideration expense reductions during the periods shown.
5.Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.
6.Not annualized.
7.Annualized.

36

JOHN HANCOCK TRUST
FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
																	Ratio
																	of net
													Ratio		Ratio		investment
	Net asset	Net		Net realized						Net asset			of gross		of net		income
	value,	investment		and unrealized	Total from	From net	From net	Tax		value,			expenses		expenses		(loss) to	Net assets,
	beginning	income		gain (loss) on	investment	investment	realized	return of	Total	end of	Total		to average		to average		average	end of	Portfolio
	of period	(loss)		investments	operations	income	gain	capital	distributions	period	return		net assets		net assets		net assets	period	turnover
Period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)	(in millions)	(%)
Core Equity Trust
Series I
12-31-2008	13.23	0.09	[1]	(7.16)	(7.07)	(1.16)	(0.28)	—	(1.44)	4.72	(54.46)[2,3]		0.89	[4]	0.88		0.97	1	54
12-31-2007	15.14	0.01	[1]	(0.86)	(0.85)	—	(1.06)	—	(1.06)	13.23	(5.89)[2,3]		0.86	[4]	0.86		0.08	2	25
12-31-2006	15.07	—	[1,5]	0.95	0.95	—	(0.88)	—	(0.88)	15.14	6.73	[2,3]	0.88	[4]	0.88		(0.01)	2	35
12-31-2005	14.23	0.01	[1]	0.83	0.84	—	—	—	—	15.07	5.90		0.91		0.91		0.07	1	65
12-31-2004[6]	12.50	—	[1,5]	1.73	1.73	—	—	—	—	14.23	13.84	[7]	0.96	[8]	0.96	[8]	(0.05)[8]	194	6	[7]
Series II
12-31-2008	13.13	0.07	[1]	(7.10)	(7.03)	(1.14)	(0.28)	—	(1.42)	4.68	(54.59)[2,3]		1.09	[4]	1.08		0.75	19	54
12-31-2007	15.06	(0.02)[1]		(0.85)	(0.87)	—	(1.06)	—	(1.06)	13.13	(6.06)[2,3]		1.06	[4]	1.06		(0.15)	44	25
12-31-2006	15.03	(0.03)[1]		0.94	0.91	—	(0.88)	—	(0.88)	15.06	6.47	[2,3]	1.08	[4]	1.08		(0.22)	54	35
12-31-2005	14.21	(0.03)[1]		0.85	0.82	—	—	—	—	15.03	5.77		1.11		1.11		(0.21)	57	65
12-31-2004[6]	12.50	(0.02)[1]		1.73	1.71	—	—	—	—	14.21	13.68	[7]	1.16	[8]	1.16	[8]	(0.26)[8]	237	6	[7]
Series NAV
12-31-2008	13.25	0.09	[1]	(7.17)	(7.08)	(1.17)	(0.28)	—	(1.45)	4.72	(54.46)[2,3]		0.84	[4]	0.83		0.90	2	54
12-31-2007	15.16	0.02	[1]	(0.87)	(0.85)	— [5]	(1.06)	—	(1.06)	13.25	(5.85)[2,3]		0.81	[4]	0.81		0.12	614	25
12-31-2006	15.09	—	[1,5]	0.95	0.95	—	(0.88)	—	(0.88)	15.16	6.73	[2,3]	0.83	[4]	0.83		0.03	479	35
12-31-2005[6]	13.71	—	[1,5]	1.38	1.38	—	—	—	—	15.09	10.07	[7]	0.85	[8]	0.85	[8]	(0.02)[8]	403	65

1.Based on the average of the shares outstanding.
2.Assumes dividend reinvestment.
3.Total returns would have been lower had certain expenses not been reduced during the periods shown.
4.Does not take into consideration expense reductions during the periods shown.
5.Less than $0.01 per share.
6.Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
7.Not annualized.
8.Annualized.

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
																	Ratio
																	of net
													Ratio		Ratio		investment
	Net asset	Net		Net realized						Net asset			of gross		of net		income
	value,	investment		and unrealized	Total from	From net	From net	Tax		value,			expenses		expenses		(loss) to	Net assets,
	beginning	income		gain (loss) on	investment	investment	realized	return of	Total	end of	Total		to average		to average		average	end of	Portfolio
	of period	(loss)		investments	operations	income	gain	capital	distributions	period	return		net assets		net assets		net assets	period	turnover
Period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)	(in millions)	(%)
Income and Value Trust
Series I
12-31-2008	10.86	0.22	[1]	(3.43)	(3.21)	(0.30)	(0.20)	—	(0.50)	7.15	(30.13)[2,3]		0.94	[4]	0.94		2.37	223	74	[5]
12-31-2007	12.11	0.25	[1]	(0.12)	0.13	(0.50)	(0.88)	—	(1.38)	10.86	1.11	[2,3,6]	0.91	[4]	0.91		2.02	399	56	[5]
12-31-2006	11.37	0.23	[1]	0.74	0.97	(0.23)	—	—	(0.23)	12.11	8.66	[2,3]	0.91	[4]	0.91		1.94	483	62
12-31-2005	10.99	0.18	[1]	0.38	0.56	(0.18)	—	—	(0.18)	11.37	5.22	[2]	0.90		0.90		1.70	525	54
12-31-2004	10.35	0.16	[1]	0.62	0.78	(0.14)	—	—	(0.14)	10.99	7.64	[2]	0.88	[7]	0.88	[7]	1.53	629	83	[8]

37

JOHN HANCOCK TRUST
FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
																	Ratio
																	of net
													Ratio		Ratio		investment
	Net asset	Net		Net realized						Net asset			of gross		of net		income
	value,	investment		and unrealized	Total from	From net	From net	Tax		value,			expenses		expenses		(loss) to		Net assets,
	beginning	income		gain (loss) on	investment	investment	realized	return of	Total	end of	Total		to average		to average		average		end of	Portfolio
	of period	(loss)		investments	operations	income	gain	capital	distributions	period	return		net assets		net assets		net assets		period	turnover
Period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		(in millions)	(%)
Series II
12-31-2008	10.80	0.20	[1]	(3.40)	(3.20)	(0.28)	(0.20)	—	(0.48)	7.12	(30.23)[2,3]		1.14	[4]	1.14		2.14		48	74	[5]
12-31-2007	12.03	0.22	[1]	(0.12)	0.10	(0.45)	(0.88)	—	(1.33)	10.80	0.91	[2,3,6]	1.11	[4]	1.11		1.82		88	56	[5]
12-31-2006	11.30	0.20	[1]	0.74	0.94	(0.21)	—	—	(0.21)	12.03	8.42	[2,3]	1.11	[4]	1.11		1.74		102	62
12-31-2005	10.93	0.16	[1]	0.37	0.53	(0.16)	—	—	(0.16)	11.30	4.98	[2]	1.10		1.10		1.50		110	54
12-31-2004	10.31	0.14	[1]	0.62	0.76	(0.14)	—	—	(0.14)	10.93	7.42	[2]	1.08	[7]	1.08	[7]	1.32		126	83	[8]
Series NAV
12-31-2008	10.86	0.23	[1]	(3.43)	(3.20)	(0.31)	(0.20)	—	(0.51)	7.15	(30.07)[2,3]		0.89	[4]	0.89		2.44		1	74	[5]
12-31-2007	12.12	0.25	[1]	(0.12)	0.13	(0.51)	(0.88)	—	(1.39)	10.86	1.12	[2,3,6]	0.86	[4]	0.86		2.07		2	56	[5]
12-31-2006	11.37	0.23	[1]	0.75	0.98	(0.23)	—	—	(0.23)	12.12	8.78	[2,3]	0.86	[4]	0.86		2.00		2	62
12-31-2005[9]	10.44	0.13	[1]	0.80	0.93	—	—	—	—	11.37	8.91	[10]	0.87	[11]	0.87	[11]	1.70	[11]	1	54

1.Based on the average of the shares outstanding.
2.Assumes dividend reinvestment.
3.Total returns would have been lower had certain expenses not been reduced during the periods shown.
4.Does not take into consideration expense reductions during the periods shown.
5.The Portfolio turnover rate including the effect of “TBA” (to be announced) is 77% and 167% for the year ended 12-31-08 and 12-31-07, respectively. Prior years exclude the effect of TBA transactions.
6.Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

	Impact on NAV per share	Total Return Excluding
	from Payment from	Payment from
	Affiliate for the	Affiliate for the
Portfolio	Year Ended 12-31-2007	Year Ended 12-31-2007

Income & Value Series I	$0.01	1.02%
Income & Value Series II	0.01	0.81%
Income & Value Series NAV	0.01	1.03%

7.The ratios of net operating expenses excluding costs incurred in connection with the reorganization were 0.87% and 1.07% for Series I and Series II.
8.Excludes merger activity.
9.Series NAV shares began operations on 4-29-05.
10.Not annualized.
11.Annualized.

38

JOHN HANCOCK TRUST
FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations					Less distributions							Ratios to average net assets
																		Ratio
																		of net
														Ratio		Ratio		investment
	Net asset	Net		Net realized							Net asset			of gross		of net		income
	value,	investment		and unrealized		Total from	From net	From net	Tax		value,			expenses		expenses		(loss) to		Net assets,
	beginning	income		gain (loss) on		investment	investment	realized	return	Total	end of	Total		to average		to average		average		end of	Portfolio
	of period	(loss)		investments		operations	income	gain	of capital	distributions	period	return		net assets		net assets		net assets		period	turnover
Period ended	($)	($)		($)		($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		(in millions)	(%)
Mid Cap Value Trust
Series I
12-31-2008	12.83	0.15	[1]	(5.01)		(4.86)	(0.20)	(0.46)	—	(0.66)	7.31	(39.04)[2,3]		0.97	[4]	0.97		1.48		87	22
12-31-2007	17.56	0.10	[1]	0.17	[5]	0.27	(0.19)	(4.81)	—	(5.00)	12.83	0.70	[2,3,6]	0.95	[4]	0.95		0.59		191	50
12-31-2006	18.83	0.10	[1]	1.88		1.98	(0.13)	(3.12)	—	(3.25)	17.56	12.27	[2,3]	0.95	[4]	0.95		0.62		264	22
12-31-2005	18.14	0.11	[1]	1.28		1.39	(0.08)	(0.62)	—	(0.70)	18.83	8.00	[2]	0.96		0.96		0.61		295	35
12-31-2004	14.65	0.10	[1]	3.47		3.57	(0.08)	—	—	(0.08)	18.14	24.46	[2]	0.97		0.97		0.61		399	19
Series II
12-31-2008	12.78	0.13	[1]	(4.99)		(4.86)	(0.17)	(0.46)	—	(0.63)	7.29	(39.17)[2,3]		1.17	[4]	1.17		1.29		79	22
12-31-2007	17.48	0.06	[1]	0.18	[5]	0.24	(0.13)	(4.81)	—	(4.94)	12.78	0.50	[2,3,6]	1.15	[4]	1.15		0.39		163	50
12-31-2006	18.76	0.07	[1]	1.87		1.94	(0.10)	(3.12)	—	(3.22)	17.48	12.03	[2,3]	1.15	[4]	1.15		0.42		216	22
12-31-2005	18.08	0.07	[1]	1.28		1.35	(0.05)	(0.62)	—	(0.67)	18.76	7.76	[2]	1.16		1.16		0.41		244	35
12-31-2004	14.62	0.07	[1]	3.46		3.53	(0.07)	—	—	(0.07)	18.08	24.22	[2]	1.17		1.17		0.42		296	19
Series NAV
12-31-2008	12.81	0.15	[1]	(5.01)		(4.86)	(0.20)	(0.46)	—	(0.66)	7.29	(39.05)[2,3]		0.92	[4]	0.92		1.37		14	22
12-31-2007	17.55	0.12	[1]	0.16	[5]	0.28	(0.21)	(4.81)	—	(5.02)	12.81	0.72	[2,3,6]	0.90	[4]	0.90		0.75		164	50
12-31-2006	18.83	0.11	[1]	1.87		1.98	(0.14)	(3.12)	—	(3.26)	17.55	12.30	[2,3]	0.90	[4]	0.90		0.59		25	22
12-31-2005[7]	18.08	0.10	[1]	1.38		1.48	(0.11)	(0.62)	—	(0.73)	18.83	8.51	[2,8]	0.89	[9]	0.89	[9]	0.68	[9]	83	35

1.Based on the average of the shares outstanding.
2.Assumes dividend reinvestment.
3.Total returns would have been lower had certain expenses not been reduced during the periods shown.
4.Does not take into consideration expense reductions during the periods shown.
5.The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
6.Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

	Impact on NAV per share	Total Return Excluding
	from Payment from	Payment from
	Affiliate for the	Affiliate for the
Portfolio	Year Ended 12-31-2007	Year Ended 12-31-2007

Mid Cap Value Series I	$0.02	0.54%
Mid Cap Value Series II	0.01	0.43%
Mid Cap Value Series NAV	0.01	0.64%

7.Series NAV shares began operations on 2-28-05.
8.Not annualized.
9.Annualized.

39

JOHN HANCOCK TRUST
FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
																	Ratio
																	of net
													Ratio		Ratio		investment
	Net asset	Net		Net realized						Net asset			of gross		of net		income
	value,	investment		and unrealized	Total from	From net	From net	Tax		value,			expenses		expenses		(loss) to		Net assets,
	beginning	income		gain (loss) on	investment	investment	realized	return	Total	end of	Total		to average		to average		average		end of	Portfolio
	of period	(loss)		investments	operations	income	gain	of capital	distributions	period	return		net assets		net assets		net assets		period	turnover
Period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		(in millions)	(%)
Small Cap Opportunities Trust
Series I
12-31-2008	20.65	0.17	[1]	(8.62)	(8.45)	(0.35)	(0.52)	(0.05)	(0.92)	11.28	(42.13)[2,3]		1.11	[4]	1.11		1.03		33	107
12-31-2007	24.40	0.30	[1]	(2.11)	(1.81)	(0.46)	(1.48)	—	(1.94)	20.65	(7.66)[2,3,5]		1.08	[4]	1.08		1.23		73	41
12-31-2006	22.82	0.29	[1]	2.09	2.38	(0.17)	(0.63)	—	(0.80)	24.40	10.45	[2,3]	1.07	[4]	1.07		1.23		110	36
12-31-2005	21.62	0.17	[1]	1.45	1.62	—	(0.42)	—	(0.42)	22.82	7.77	[2]	1.12		1.12		0.76		124	113
12-31-2004	17.50	0.16	[1]	4.28	4.44	(0.02)	(0.30)	—	(0.32)	21.62	25.78	[2]	1.13		1.13		0.88		95	40
Series II
12-31-2008	20.57	0.14	[1]	(8.58)	(8.44)	(0.31)	(0.52)	(0.05)	(0.88)	11.25	(42.25)[2,3]		1.31	[4]	1.31		0.83		26	107
12-31-2007	24.26	0.25	[1]	(2.09)	(1.84)	(0.37)	(1.48)	—	(1.85)	20.57	(7.80)[2,3,5]		1.28	[4]	1.28		1.05		54	41
12-31-2006	22.71	0.24	[1]	2.07	2.31	(0.13)	(0.63)	—	(0.76)	24.26	10.19	[2,3]	1.27	[4]	1.27		1.03		76	36
12-31-2005	21.55	0.11	[1]	1.47	1.58	—	(0.42)	—	(0.42)	22.71	7.61	[2]	1.32		1.32		0.49		83	113
12-31-2004	17.48	0.15	[1]	4.24	4.39	(0.02)	(0.30)	—	(0.32)	21.55	25.48	[2]	1.33		1.33		0.81		127	40
Series NAV
12-31-2008	20.53	0.17	[1]	(8.57)	(8.40)	(0.36)	(0.52)	(0.05)	(0.93)	11.20	(42.13)[2,3]		1.06	[4]	1.06		1.04		86	107
12-31-2007	24.28	0.32	[1]	(2.11)	(1.79)	(0.48)	(1.48)	—	(1.96)	20.53	(7.61)[2,3,5]		1.03	[4]	1.03		1.34		243	41
12-31-2006	22.72	0.32	[1]	2.05	2.37	(0.18)	(0.63)	—	(0.81)	24.28	10.47	[2,3]	1.02	[4]	1.02		1.39		272	36
12-31-2005[6]	21.40	0.18	[1]	1.67	1.85	(0.11)	(0.42)	—	(0.53)	22.72	8.98	[2,7]	1.06	[8]	1.06	[8]	1.00	[8]	183	113

1.Based on the average of the shares outstanding.
2.Assumes dividend reinvestment.
3.Total returns would have been lower had certain expenses not been reduced during the periods shown.
4.Does not take into consideration expense reductions during the periods shown.
5.Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

	Impact on NAV per share	Total Return Excluding
	from Payment from	Payment from
	Affiliate for the	Affiliate for the
Portfolio	Year Ended 12-31-2007	Year Ended 12-31-2007

Small Cap Opportunities Series I	$0.01	−7.70%
Small Cap Opportunities Series II	0.02	−7.89%
Small Cap Opportunities Series NAV	0.01	−7.65%

6.Series NAV shares began operation on 2-28-05.
7.Not annualized.
8.Annualized.

40

JOHN HANCOCK TRUST
FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions							Ratios to average net assets
																Ratio
																of net
												Ratio		Ratio		investment
	Net asset	Net	Net realized						Net asset			of gross		of net		income
	value,	investment	and unrealized	Total from	From net	From net	Tax		value,			expenses		expenses		(loss) to	Net assets,
	beginning	income	gain (loss) on	investment	investment	realized	return	Total	end of	Total		to average		to average		average	end of	Portfolio
	of period	(loss)	investments	operations	income	gain	of capital	distributions	period	return		net assets		net assets		net assets	period	turnover
Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)	(in millions)	(%)
Small Company Trust
Series I
12-31-2008	11.27	(0.03)[1]	(4.84)	(4.87)	—	(0.01)	—	(0.01)	6.39	(43.23)[2,3]		1.41	[4]	1.38		(0.27)	2	155
12-31-2007	14.51	(0.06)[1]	(0.84)	(0.90)	—	(2.34)	—	(2.34)	11.27	(6.53)[2,3]		1.43	[4]	1.43		(0.41)	3	165
12-31-2006	15.76	(0.06)[1]	1.02	0.96	—	(2.21)	—	(2.21)	14.51	5.60	[2,3]	1.36	[4]	1.36		(0.40)	4	143
12-31-2005	15.22	(0.07)[1]	1.00	0.93	—	(0.39)	—	(0.39)	15.76	6.32	[2]	1.37		1.37		(0.49)	1	183
12-31-2004[5]	12.50	(0.04)[1]	2.76	2.72	—	—	—	—	15.22	21.76	[3,6]	1.67	[4,7]	1.59	[7]	(0.47)[7]	24	107	[6]
Series II
12-31-2008	11.16	(0.05)[1]	(4.78)	(4.83)	—	(0.01)	—	(0.01)	6.32	(43.30)[2,3]		1.61	[4]	1.58		(0.48)	2	155
12-31-2007	14.42	(0.09)[1]	(0.83)	(0.92)	—	(2.34)	—	(2.34)	11.16	(6.72)[2,3]		1.63	[4]	1.63		(0.63)	5	165
12-31-2006	15.70	(0.11)[1]	1.04	0.93	—	(2.21)	—	(2.21)	14.42	5.41	[2,3]	1.56	[4]	1.56		(0.71)	8	143
12-31-2005	15.21	(0.09)[1]	0.97	0.88	—	(0.39)	—	(0.39)	15.70	5.99	[2]	1.61		1.61		(0.56)	26	183
12-31-2004[5]	12.50	(0.06)[1]	2.77	2.71	—	—	—	—	15.21	21.68	[3,6]	1.87	[4,7]	1.79	[7]	(0.68)[7]	32	107	[6]
Series NAV
12-31-2008	11.29	(0.03)[1]	(4.84)	(4.87)	—	(0.01)	—	(0.01)	6.41	(43.16)[2,3]		1.36	[4]	1.33		(0.26)	1	155
12-31-2007	14.52	(0.06)[1]	(0.83)	(0.89)	—	(2.34)	—	(2.34)	11.29	(6.46)[2,3]		1.38	[4]	1.38		(0.38)	36	165
12-31-2006	15.76	(0.06)[1]	1.03	0.97	—	(2.21)	—	(2.21)	14.52	5.66	[2,3]	1.31	[4]	1.31		(0.38)	53	143
12-31-2005[5]	15.46	(0.03)[1]	0.72	0.69	—	(0.39)	—	(0.39)	15.76	4.67	[2,6]	1.34	[7]	1.34	[7]	(0.23)[7]	40	183

1.Based on the average of the shares outstanding.
2.Assumes dividend reinvestment.
3.Total returns would have been lower had certain expenses not been reduced during the periods shown.
4.Does not take into consideration expense reductions during the periods shown.
5.Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
6.Not annualized.
7.Annualized.

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
																	Ratio
																	of net
													Ratio		Ratio		investment
	Net asset	Net		Net realized						Net asset			of gross		of net		income
	value,	investment		and unrealized	Total from	From net	From net	Tax		value,			expenses		expenses		(loss) to	Net assets,
	beginning	income		gain (loss) on	investment	investment	realized	return of	Total	end of	Total		to average		to average		average	end of	Portfolio
	of period	(loss)		investments	operations	income	gain	capital	distributions	period	return		net assets		net assets		net assets	period	turnover
Period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)	(in millions)	(%)
U.S. Large Cap Trust
Series I
12-31-2008	15.99	0.14	[1]	(6.34)	(6.20)	(0.32)	—	—	(0.32)	9.47	(38.76)[2,3]		0.93	[4]	0.93		1.08	170	56
12-31-2007	16.23	0.13	[1]	(0.18)	(0.05)	(0.19)	—	—	(0.19)	15.99	(0.34)[2,3,5]		0.90	[4]	0.90		0.77	348	41
12-31-2006	14.75	0.10	[1]	1.47	1.57	(0.09)	—	—	(0.09)	16.23	10.66	[2,3]	0.91	[4]	0.91		0.65	443	29
12-31-2005	14.00	0.07	[1]	0.74	0.81	(0.06)	—	—	(0.06)	14.75	5.82	[2]	0.94		0.94		0.50	485	34
12-31-2004	12.84	0.07	[1]	1.13	1.20	(0.04)	—	—	(0.04)	14.00	9.39	[2]	0.93	[6]	0.93	[6]	0.53	639	46

41

JOHN HANCOCK TRUST
FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
																	Ratio
																	of net
													Ratio		Ratio		investment
	Net asset	Net		Net realized						Net asset			of gross		of net		income
	value,	investment		and unrealized	Total from	From net	From net	Tax		value,			expenses		expenses		(loss) to		Net assets,
	beginning	income		gain (loss) on	investment	investment	realized	return of	Total	end of	Total		to average		to average		average		end of	Portfolio
	of period	(loss)		investments	operations	income	gain	capital	distributions	period	return		net assets		net assets		net assets		period	turnover
Period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		(in millions)	(%)
Series II
12-31-2008	15.95	0.12	[1]	(6.33)	(6.21)	(0.29)	—	—	(0.29)	9.45	(38.94)[2,3]		1.13	[4]	1.13		0.88		47	56
12-31-2007	16.16	0.09	[1]	(0.17)	(0.08)	(0.13)	—	—	(0.13)	15.95	(0.52)[2,3,5]		1.10	[4]	1.10		0.57		90	41
12-31-2006	14.70	0.07	[1]	1.45	1.52	(0.06)	—	—	(0.06)	16.16	10.36	[2,3]	1.11	[4]	1.11		0.45		114	29
12-31-2005	13.92	0.05	[1]	0.75	0.80	(0.02)	—	—	(0.02)	14.70	5.73	[2]	1.14		1.14		0.34		129	34
12-31-2004	12.79	0.04	[1]	1.12	1.16	(0.03)	—	—	(0.03)	13.92	9.11	[2]	1.13	[6]	1.13	[6]	0.34		240	46
Series NAV
12-31-2008	15.96	0.14	[1]	(6.33)	(6.19)	(0.33)	—	—	(0.33)	9.44	(38.78)[2,3]		0.88	[4]	0.88		1.01		8	56
12-31-2007	16.20	0.14	[1]	(0.18)	(0.04)	(0.20)	—	—	(0.20)	15.96	(0.26)[2,3,5]		0.85	[4]	0.85		0.83		516	41
12-31-2006	14.74	0.12	[1]	1.45	1.57	(0.11)	—	—	(0.11)	16.20	10.68	[2,3]	0.87	[4]	0.87		0.77		402	29
12-31-2005[7]	13.89	0.02	[1]	0.91	0.93	(0.08)	—	—	(0.08)	14.74	6.76	[2,8]	0.79	[9]	0.79	[9]	0.21	[9]	2	34

1.Based on the average of the shares outstanding.
2.Assumes dividend reinvestment.
3.Total returns would have been lower had certain expenses not been reduced during the periods shown.
4.Does not take into consideration expense reductions during the periods shown.
5.Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

	Impact on NAV per share	Total Return Excluding
	from Payment from	Payment from
	Affiliate for the	Affiliate for the
Portfolio	Year Ended 12-31-2007	Year Ended 12-31-2007

U.S. Large Cap Series I	$0.01	−0.40%
U.S. Large Cap Series II	0.01	−0.58%
U.S. Large Cap Series NAV	0.01	−0.32%

6.The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.92% and 1.12% for Series I and Series II, respectively.
7.Series NAV shares began operations on 2-28-05.
8.Not annualized.
9.Annualized.

42

APPENDIX A

SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the Funds. For certain Funds the advisory or management fee for the Fund is calculated by applying to the net assets of the Fund an annual fee rate, which is determined based on the application of the annual percentage rates for the Fund to the “Aggregate Net Assets” of the Fund. Aggregate Net Assets of a Fund include the net assets of the Fund and in most cases the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) indicated below that have the same subadviser as the Fund. If the Fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the Fund.

Fund	APR	Advisory Fee Breakpoint

Classic Value Trust	0.790%	— first $2.5 billion; and
		— excess over $2.5 billion. (Aggregate Net Assets include the net assets of the fund and the Classic Value Fund, a series of Capital Series Trust.)

Core Equity Trust	0.850%	— first $350 million; and
	0.750%	— excess over $350 million. (Aggregate Net Assets include the net assets of the fund and the Core Equity Fund, a series of JHF II)

Income & Value Trust	0.800%	— first $500 million;
	0.750%	— excess over $500 million.
		(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule and that rate is applied to the Other Assets of the fund.
	0.50%	— first $500 million; and
	0.49%	— excess over $500 million.

Mid Cap Value Trust	0.900%	— first $200 million;
	0.850%	— next $300 million; and
	0.825%	— excess over $500 million. (Aggregate Net Assets include the net assets of the fund and the Mid Cap Value Fund, a series of JHF II)

Small Cap Opportunities Trust	1.00%	— first $500 million;
	0.95%	— next $500 million;
	0.900%	— next 1 billion; and
	0.850%	— excess over $2 billion. (Aggregate Net Assets include the net assets of the fund and the Small Cap Opportunities Fund, a series of JHF II)
		The Adviser has agreed to cap the advisory fee so that the difference between the advisory fee and the aggregate subadvisory fee does not exceed 0.45%.

Small Company Trust	1.05%	— first $125 million; and
	1.00%	— excess over $125 million. (Aggregate Net Assets include the net assets of the fund and the Small Company Fund, a series of JHF II)

U.S. Large Cap Trust	0.825%	— first $1 billion;
	0.725%	— next $1 billion; and
	0.700%	— excess over $2 billion.

.

43

FOR MORE INFORMATION

The following document is available that offers further information on JHT:

Annual/Semi-Annual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the Funds. The SAI includes a summary of JHT’s policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Trust
601 Congress Street
Boston, MA 02210

By phone: 1-800-344-1029

On the Internet:  www.jhlifeinsurance.com or www.jhannuities.com

Or You May View or Obtain These Documents and Other Information

About the Fund from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC’s Public Reference Room in Washington, DC
For access to the Reference Room call 1-800-SEC-0330

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-04146

44

JOHN HANCOCK TRUST
Statement of Additional Information
May 1, 2009
Classic Value Trust
Core Equity Trust
Income & Value Trust
Mid Cap Value Trust
Small Cap Opportunities Trust
Small Company Trust
U.S. Large Cap Trust
This Statement of Additional Information (“SAI”) of the John Hancock Trust (“JHT”) is not a prospectus, but should be read in conjunction with JHT’s prospectus dated May 1, 2009 (“Prospectus”). The Annual Report dated December 31, 2008 for JHT is incorporated by reference into the SAI.
Copies of JHT’s Prospectus, SAI and/or Annual Report can be obtained free of charge by contacting:
John Hancock Trust
601 Congress Street, Boston, Massachusetts 02210
(800) 344-1029
www.johnhancockannuities.com
(Applicable to all funds listed above (referred to individually as a “fund” and collectively as the “funds”).

ORGANIZATION OF JOHN HANCOCK TRUST
JHT is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the funds is a series of JHT.
John Hancock Investment Management Services, LLC (the “Adviser”) is the investment adviser to JHT and each of the funds. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Fund assets under management by Manulife Financial and its subsidiaries were Cdn$404.5 (US$330.3) billion as of December 31, 2008.
MFC trades as ‘MFC’ on the Toronto Stock Exchange, New York Stock Exchange (“NYSE”) and Philippine Stock Exchange, and under ‘0945’ on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.
INVESTMENT POLICIES
The principal strategies and risks of investing in each fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of the funds may be changed without shareholder approval. Each fund may invest in the types of instruments described below, unless otherwise indicated in the Prospectus or SAI.
Money Market Instruments
Money market instruments (and other securities as noted under each fund description) may be purchased for temporary defensive purposes.
U.S. Government and Government Agency Obligations
U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Department of Treasury (“U.S. Treasury”). These securities include treasury bills, notes and bonds.
GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”). This guarantee is supported by the full faith and credit of the U.S. government.
U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to those issued by:
–	Student Loan Marketing Association (“SLMA”);

–	Federal Home Loan Banks (“FHLBs”);

–	Federal Intermediate Credit Banks; and

–	Federal National Mortgage Association (“Fannie Mae”).
U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.
Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by SLMA are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.
No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.
Municipal Obligations
Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities, such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.
Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.
Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, notes, repurchase agreements or other credit facility agreements offered by banks and other institutions.
Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.
The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix I for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.
Canadian and Provincial Government and Crown Agency Obligations
Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.
Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:
–	Export Development Corporation;

–	Farm Credit Corporation;

–	Federal Business Development Bank; and

–	Canada Post Corporation.
In addition, certain Crown Agencies which are not by law agents of Her Majesty may issue obligations that by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.
Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:
–	provincial railway corporation;

–	provincial hydroelectric or power commission or authority;

–	provincial municipal financing corporation or agency; and

–	provincial telephone commission or authority.
Any Canadian obligation acquired will be payable in U.S. dollars.
Certificates of Deposit, Time Deposits and Bankers’ Acceptances
Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.
These obligations are not insured by the Federal Deposit Insurance Corporation.
Commercial Paper
Commercial paper consists of unsecured promissory notes issued by corporations or other entities to finance short-term credit needs. Commercial paper may be issued in bearer or registered form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.
A subadviser will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P and which the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value (“NAV”) is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.
Corporate Obligations
Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.
Repurchase Agreements
Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.
Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.
A subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:
–	Federal Reserve System member bank;

–	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or

–	broker/dealer that reports U.S. Government securities positions to the Federal Reserve Board.
A fund may also participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet applicable Adviser and/or subadviser creditworthiness requirements.
The Adviser and the subadvisers will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Foreign Repurchase Agreements
Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Other Instruments
The following discussion provides an explanation of some of the other instruments in which certain funds may directly invest consistent with their investment objectives and policies.
Warrants & Rights
Each fund may purchase warrants, including warrants traded independently of the underlying securities. The funds may also receive rights or warrants as part of a unit or attached to securities purchased.
Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Reverse Repurchase Agreements
Each fund may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.
Mortgage Securities
Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund that invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.
In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.
Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:
–	one-year, three-year and five-year constant maturity Treasury Bill rates;

–	three-month or six-month Treasury Bill rates;

–	11th District Federal Home Loan Bank Cost of Funds;

–	National Median Cost of Funds; or

–	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.
During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.
Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:
–	mortgage bankers;

–	commercial banks;

–	investment banks;

–	savings and loan associations; and

–	special purpose subsidiaries of the foregoing.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.
Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.
The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.
Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). A fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund’s net assets. See “Additional Investment Policies — Illiquid Securities.”

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.
As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to a fund’s relatively stable NAV.
In addition to the stripped mortgage securities described above, each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in similar securities such as Super Principal Only (“SPO”) and Leverage Interest Only (“LIO”) which are more volatile than POs and IOs. Risks associated with instruments, such as SPOs, are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOs are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions.
Under the Internal Revenue Code of 1986, as amended (the “Code”) POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.
Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”
Asset-Backed Securities
The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.
Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus’ disclosure for a fund, a fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody’s.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. A fund investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies”.
Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:
–	liquidity protection; and

–	default protection.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Some examples of credit support include:
–	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

–	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

–	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).
The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.
The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.
Collateralized Debt Obligations. A fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds
Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The funds also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.
Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.
Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Additional Investment Policies.”
Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loans and Other Direct Debt Instruments
A fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.
High Yield (High Risk) Domestic Corporate Debt Securities
High yield U.S. corporate debt securities in which a fund may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. The fund may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).
The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.
Brady Bonds
Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:
–	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

–	bonds issued at a discount from face value (generally known as discount bonds);

–	bonds bearing an interest rate which increases over time; and

–	bonds issued in exchange for the advancement of new money by existing lenders.
Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.
Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (“IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.
A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invests are likely to be acquired at a discount.
Sovereign Debt Obligations
A fund may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies and instrumentalities, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Indexed Securities
A fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Hybrid Instruments
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (“Hybrid Instruments”).
Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:
–	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or

–	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”).
Hybrid Instruments may take a variety of forms, including, but not limited to:
–	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

–	preferred stock with dividend rates determined by reference to the value of a currency; or

–	convertible securities with the conversion terms related to a particular commodity.
Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.
One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.
The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.
Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark (“Benchmark”). The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts.
Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.
Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.
Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter (“OTC”) market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.
Lack of U.S. Regulation. Hybrid Instruments may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (“SEC”), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.
ADRS, EDRS, GDRS, IDRS AND NVDRS
A fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs” and “NVDRs” respectively) as described in their investment policies.

Securities of foreign issuers may include ADRs, EDRs, GDRs, IDRs, NVDRs and other similar securities, including, without limitation, dual listed securities. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.
ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.
Securities of foreign issuers also include EDRs, GDRs, IDRs and NVDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, IDRs and NVDRs are not necessarily quoted in the same currency as the underlying security.
Variable and Floating Rate Obligations
A fund may invest in floating or variable rate securities. Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Exchange Traded Funds (“ETFs”)
A fund may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees that increase their costs.
ADDITIONAL INVESTMENT POLICIES
The following provides a more detailed explanation of some investment policies.
Lending Securities
A fund may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such fund’s total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending fund collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The lending fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.
A fund anticipates that securities will be loaned only under the following conditions:
(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with NYSE rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and
(3) a fund making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.
As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
When-Issued Securities/Forward Commitments
In order to help ensure the availability of suitable securities, a fund may purchase debt or equity securities on a “when-issued” or on a “forward commitment” basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percent of a fund’s total assets that may be committed to such transactions.
Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such basis, a fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.
Mortgage Dollar Rolls
Each fund may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee. A fund may only enter into “covered rolls.” A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share.
Illiquid Securities
No fund may invest more than 15% of its net assets in securities that are not readily marketable (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price. Illiquid securities may include, but are not limited to (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded.
Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”)or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitation on illiquid securities. The subadvisers decide, subject to the Trustees’ oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a fund’s investment restriction. The subadvisers will also monitor the liquidity of Rule 144A securities held by the funds for which they are responsible. To the extent that Rule 144A securities held by a fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a fund could be adversely affected.
Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. Section 4(2) commercial paper is restricted as to its distribution under federal securities law, and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.
Short Sales
A fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale “against-the-box”).
A fund may also sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that: (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.
Investment in Other Investment Companies
A fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian and the subadviser.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.
Loan Participations and Assignments
A fund may invest in loan participations or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.
Index-Related Securities (“Equity Equivalents”)
A fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), or S&P’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities compromising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of securities.

To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.
Fixed Income Securities
A fund may invest in investment grade bonds, rated at the time of purchase in the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as those rated Aaa, Aa, A and Baa by Moody’s or AAA, AA, A and BBB by S&P. A fund may also invest in obligations rated in the lowest of the top four rating categories (such as Baa by Moody’s or BBB by S&P). These obligations may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody’s, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadviser will consider these events in determining whether it should continue to hold the securities.
RISK FACTORS
The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.
Non-Diversified
Certain of the funds are non-diversified.
Definition of Non-Diversified. Core Equity Trust is non-diversified and is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by its own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.
Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, it may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets’ assessment of any of these companies.

Equity Securities
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.
Fixed-Income Securities
Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk.
Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.
Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.
Investment Grade Fixed-Income Securities in the Lowest Rating Category
Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories.
While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.
Lower Rated Fixed-Income Securities
Lower rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P). The principal risks of investing in these securities are as follows:
Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
Dependence on Subadviser’s Own Credit Analysis. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.
Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.
Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.
Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.
Small and Medium Size Companies
Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.
Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.
Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.
Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.
Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.
Foreign Securities
Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.
Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Such political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.
Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.
Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.
Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.
Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.
Investment Company Securities
A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.
Stripped Securities
Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities
Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.
Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.
When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.
When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.
The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to a fund.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect that will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.
Collateralized Mortgage Obligations. A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity
Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.
Securities Linked to the Real Estate Market
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:
–	declines in the value of real estate;

–	risks related to general and local economic conditions;

–	possible lack of availability of mortgage funds;

–	overbuilding;

–	extended vacancies of properties;

–	increased competition;

–	increases in property taxes and operating expenses;

–	change in zoning laws;

–	losses due to costs resulting from the clean-up of environmental problems;

–	liability to third parties for damages resulting from environmental problems;

–	casualty or condemnation losses;

–	limitations on rents;

–	changes in neighborhood values and the appeal of properties to tenants; and

–	changes in interest rates.
Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry include real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Companies” for a discussion of the risks associated with investments in these companies.
Industry or Sector Investing
When a fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.
Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.
Financial Services Industry. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. These companies are all subject to extensive regulation, rapid business changes and volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.
Utilities. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.
Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.
Initial Public Offerings (“IPOs”)
A fund may invest a portion of its assets in shares of IPOs, consistent with its investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
U.S. Government Securities
A fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and Counterparty Risk” for additional information on Fannie Mae and Freddie Mac securities.

High Yield (High Risk) Securities
General. A fund may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.
Interest Rate Risk. To the extent a fund invests primarily in fixed-income securities, the NAV of the fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.
Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.
These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadviser to value its investments.
Less liquid secondary markets may also affect a fund’s ability to sell securities at their fair value. A fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund’s assets invested in illiquid securities may increase.
Non-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.
In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
Non-Investment Grade Foreign Sovereign Debt Securities. Investing in non-investment grade foreign sovereign debt securities will expose funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:
–	the obligor’s balance of payments, including export performance;

–	the obligor’s access to international credits and investments;

–	fluctuations in interest rates; and

–	the extent of the obligor’s foreign reserves.
Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.
Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.
Obligor’s Fluctuation in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.
Obligor’s Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.
The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.
Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:
–	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

–	obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Securities in the Lowest Rating Categories. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody’s or S&P. These securities are rated Caa or lower by Moody’s or CCC or lower by S&P. These securities are considered to have the following characteristics:
–	extremely poor prospects of ever attaining any real investment standing;

–	current identifiable vulnerability to default;

–	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

–	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

–	are default or not current in the payment of interest or principal.
Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.
HEDGING AND OTHER STRATEGIC TRANSACTIONS
Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by a fund, consistent with its investment objectives and policies, are described below:
–	exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed-income indices and other financial instruments;

–	financial futures contracts (including stock index futures);

–	interest rate transactions*;

–	currency transactions**;

–	swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

–	structured notes, including hybrid or “index” securities.

*	A fund’s interest rate transactions may take the form of swaps, caps, floors and collars.

**	A fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.
Hedging and other strategic transactions may be used for the following purposes:
–	to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

–	to protect a fund’s unrealized gains in the value of its securities;

–	to facilitate the sale of a fund’s securities for investment purposes;

–	to manage the effective maturity or duration of a fund’s securities;

–	to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

–	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
General Characteristics of Options
Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”
Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.
If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund’s assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.
Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.
Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund’s purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.
Partial Hedge or Income to the Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund’s income. Similarly, the sale of put options can also provide fund gains.

Covering of Options. All call options sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).
Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.
Exchange-Listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.
OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:
–	insufficient trading interest in certain options;

–	restrictions on transactions imposed by an exchange;

–	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

–	interruption of the normal operations of the OCC or an exchange;

–	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

–	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC’s staff, OTC options purchased by a fund and the amount of the fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.
Types of Options That May Be Purchased. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.
A fund reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.
General Characteristics of Futures Contracts and Options on Futures Contracts
A fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:
–	as a hedge against anticipated interest rate, currency or market changes;

–	for duration management;

–	for risk management purposes; and

–	to gain exposure to a securities market.
Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle”, such as Eurodollar, UK 90-day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

Use Will Be Consistent with Applicable Regulatory Requirements. A fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.
Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.
Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.
Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund’s securities.
Stock Index Futures
Definition. A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.
Uses of Index Futures. Below are some examples of how Index Futures may be used:
–	In connection with a fund’s investment in common stocks, a fund may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

–	A fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the fund’s pending investment in such stocks when they do become available.

–	Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a fund.

–	A fund may also invest in Index Futures in order to hedge its equity positions.
Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. None of the funds will act as a “commodity pool” (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

Options on Securities Indices and Other Financial Indices
A fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, a fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.
Yield Curve Options
A fund may also enter into options on the “spread,” or yield differential, between two fixed-income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amounts of the fund’s liability under the option written by the fund less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.
Currency Transactions
A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:
–	forward currency contracts;

–	exchange-listed currency futures contracts and options thereon;

–	exchange-listed and OTC options on currencies; and

–	currency swaps.
A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements”. A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.
A fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.
A fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
When a fund enters into a non-deliverable forward transaction, its custodian will place segregated assets in a segregated account of the fund in an amount not less than the value of the fund’s total assets committed to the consummation of such non-deliverable forward transaction. If the additional segregated assets placed in the segregated account decline in value or the amount of the fund’s commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the fund’s commitments under the non-deliverable forward agreement.
Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the fund’s securities or the receipt of income from them.
Position Hedging. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.
Cross Hedging. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.
Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.
Risk of Currency Transactions. Currency transactions are subject to risks different from other fund transactions, as discussed below under “Risk Factors.” If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”
Combined Transactions
A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s objective.
Swap Agreements and Options on Swap Agreements
Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit, credit default and event-linked swaps, as well as other credit, equity and commodity derivatives. To the extent a fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A fund may also enter into options on swap agreements (“Swap Options”).
A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible, among others.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index). A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with its investment objective and general investment policies, a fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.
A fund may also enter into Swap Options. A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund may also write (sell) and purchase put and call Swap Options.
Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis”. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of a fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a fund’s investment restriction concerning senior securities. No fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund’s total assets.
A fund may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund’s portfolio. Such segregation or “earmarking” will not limit the fund’s exposure to loss.
Whether a fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund’s limitation on investments in illiquid securities.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, the fund investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the fund investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.
To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
Eurodollar Instruments
A fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Risks of Hedging and Other Strategic Transactions
Hedging and other strategic transactions have special risks associated with them, including:
–	possible default by the counterparty to the transaction;

–	markets for the securities used in these transactions could be illiquid; and

–	to the extent the subadviser’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the fund.
Losses resulting from the use of hedging and other strategic transactions will reduce a fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.
Options and Futures Transactions. Options transactions are subject to the following additional risks:
–	option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

–	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

–	Futures transactions are subject to the following additional risks:

–	The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position.

–	Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.
Although a fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.
Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:
–	Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

–	Proxy hedging involves determining the correlation between various currencies. If the subadviser’s determination of this correlation is incorrect, a fund’s losses could be greater than if the proxy hedging were not used.

–	Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.
Risks of Hedging and Other Strategic Transactions Outside the United States
When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:
–	foreign governmental actions affecting foreign securities, currencies or other instruments;

–	less stringent regulation of these transactions in many countries as compared to the United States;

–	the lack of clearing mechanisms and related guarantees in some countries for these transactions;

–	more limited availability of data on which to make trading decisions than in the United States;

–	delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

–	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

–	lower trading volume and liquidity.

Use of Segregated and Other Special Accounts
Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.
In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.
Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.
Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.
OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund’s obligations or to segregate cash or other liquid assets equal to the amount of the fund’s obligations.
Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.
Swaps. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.
Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.
Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
Other Limitations
No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.
For purposes of this limitation, to the extent a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.
INVESTMENT RESTRICTIONS
There are two classes of investment restrictions to which JHT is subject in implementing the investment policies of the funds: (a) fundamental; and (b) non-fundamental. Fundamental restrictions with respect to a fund may only be changed by a vote of a majority of the fund’s outstanding voting securities, which means a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Trustees of a fund without shareholder approval.
When submitting an investment restriction change to the holders of JHT’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular fund if a majority of the outstanding voting securities (as described above) of the fund vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other fund affected by the matter and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of JHT.
Restrictions (1) through (8) are fundamental. Restrictions (9) through (12) are non-fundamental.
Fundamental
Unless a fund is specifically excepted by the terms of a restriction:
(1) Each fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry in violation of the requirements of the 1940 Act, as amended, as interpreted or modified by the SEC from time to time.
(2) Each fund (except Core Equity Trust) has elected to be treated a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) Each fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4) Each fund may not engage in the business of underwriting securities issued by others, except to the extent that a fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5) Each fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(6) Each fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7) Each fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8) Each fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Non-Fundamental
Unless a fund is specifically excepted by the terms of a restriction, each fund will not:
(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable.
(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.
(11) Purchase securities for the purpose of exercising control or management.
(12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (7)) as security for indebtedness any securities held by the fund, except in an amount of not more than 33 1/3% of the value of the fund’s total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.
If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a fund’s investment, resulting from market fluctuations or other changes in a fund’s total assets will not require a fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS
INVESTMENT RESTRICTIONS THAT MAY BE CHANGED ONLY UPON 60 DAYS’ NOTICE TO SHAREHOLDERS
In order to comply with Rule 35d-1 under the 1940 Act, the following policies of the funds named below are subject to change only upon 60 days’ prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, is not subject to this 60-day notice requirement.
CORE EQUITY TRUST
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.
MID CAP VALUE TRUST
Under normal market conditions, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-sized companies.
SMALL CAP OPPORTUNITIES TRUST
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.
SMALL COMPANY TRUST
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small companies.
U.S. LARGE CAP TRUST
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalization greater than $500 million at the time of purchase.

PORTFOLIO TURNOVER
The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the funds for the years ended December 31, 2008 and 2007 were as follows:

FUND	2008	2007
Classic Value Trust	103%	36%
Core Equity Trust	54%	25%
Income & Value Trust	74%	56%
Mid Cap Value Trust	22%	50%
Small Cap Opportunities Trust	107%	41%
Small Company Trust	155%	165%
U.S. Large Cap Trust	56%	41%
Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a fund.
MANAGEMENT OF JHT
     The business of JHT, an open-end management investment company, is managed by its Board of Trustees (the “Board”), including certain Trustees who are not “interested persons” of the funds (as defined by the 1940 Act) (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHT are also officers or directors of the Adviser, or officers or directors of the principal distributor to the funds, John Hancock Distributors, LLC (the “Distributor”). The tables below present certain information regarding the Trustees and officers of JHT, including their principal occupations. Each Trustee oversees all funds of JHT, and some Trustees also oversee other funds in the John Hancock fund complex. As of December 31, 2008, the John Hancock fund complex consisted of 273 funds (the “John Hancock Fund Complex” or “Fund Complex”).
Independent Trustees

			Number of John
Name, Address [1]		Principal Occupation(s) and other	Hancock Funds
And Year of Birth	Position with JHT [2]	Directorships During Past 5 Years	Overseen by Trustee
Charles L. Bardelis (1941)	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).	212

Peter S. Burgess (1942)	Trustee (since 2005)	Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).	212

			Number of John
Name, Address [1]		Principal Occupation(s) and other	Hancock Funds
And Year of Birth	Position with JHT [2]	Directorships During Past 5 Years	Overseen by Trustee
		Director of the following publicly traded companies:
		PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004). Trustee of John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005–2006).

Elizabeth G. Cook (1937)	Trustee (since 2005)	Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).	212

Theron S. Hoffman [3] (1947)	Trustee (since September 2008)	Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (2003 – Present); Director, The Todd Organization (2003 – Present); President, Westport Resources Management (2006 – 2008); Partner /Operating Head & Senior Managing Director, Putnam Investments (2000 – 2003).	212

Hassell H. McClellan (1945)	Trustee (since 2005)	Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Funds II (since 2005), former Trustee of John Hancock Funds III (2005-2006) and Trustee of Phoenix Edge Series Fund (since 2008).	212

James M. Oates (1946)	Trustee (since 2004)	Managing Director, Wydown Group (financial consulting firm)(since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997 to 2006); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc. (financial services company( (1997 to 2006). Director of the following publicly traded companies:	212
		Stifel Financial (since 1996); Investor Financial Services Corporation

			Number of John
Name, Address [1]		Principal Occupation(s) and other	Hancock Funds
And Year of Birth	Position with JHT [2]	Directorships During Past 5 Years	Overseen by Trustee
(1995 – 2007); and Connecticut River Bancorp, Director (since 1998). Director, Phoenix Mutual Funds (since 1988 – 2009; overseeing 20 portfolios); Director, Virtus Investment Management (since 2009).

		Trustee of John Hancock Funds II (since 2005).

Steven M. Roberts [3] (1944)	Trustee (since September 2008)	Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005 – 2008); Partner, KPMG (1987 – 2004).	212

F. David Rolwing (1934)	Trustee (since 1997)	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999.)	212

1	The business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

2	Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

3	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

Non-Independent Trustees1

Number of John
Name, Address [2]		Principal Occupation(s) and other	Hancock Funds
And Year of Birth	Position with JHT [3]	Directorships During Past 5 Years	Overseen by Trustee
James R. Boyle [4] (1959)	Trustee (since 2005)	Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the “Adviser”), The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and John Hancock Funds, LLC (“John Hancock Funds”) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (until 2004).	268

Grace K. Fey [5,6] Born: 1946	Trustee (since September 2008)	Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (2007 – Present); Director & Executive Vice President, Frontier Capital Management Company (1988 – 2007); Director, Fiduciary Trust (2009 to present).

John D. Richardson[7] (1938)	Trustee Emeritus (4) (since December 2006); Trustee (prior to December 2006)	Trustee of JHT prior to December 14, 2006. Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March, 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.

Director of BNS Split Corp and BNS Split Corp II, each of which is a publicly traded company listed on the Toronto Stock Exchange (2005 to 2007).

(1)	Non-Independent Trustees holds positions with the Funds’ investment adviser, underwriter and certain other affiliates.

(2)	The business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(3)	Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(4)	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Adviser.

(5)	Ms. Fey was appointed by the Board as Trustees on September 26, 2008.

(6)	Ms. Fey is an “interested person” (as defined in the 1940 Act) due to a deferred compensation arrangement with her former employer, Frontier Capital Management Company, which is a sub-adviser of certain funds of John Hancock Funds II and John Hancock Trust.

(7)	Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became a Trustee Emeritus.
Principal Officers who are not Trustees

Name, Address [1]
And Year of Birth	Position with JHT	Principal Occupation(s) and other Directorships During Past 5 Years
Keith F. Hartstein [2] (1956)	President (since 2005)	Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler[2] (1955)	Chief Legal Officer and Secretary (since 2006)	Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr. [2] (1947)_	Chief Compliance Officer (since 2005)	Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Name, Address [1]
And Year of Birth	Position with JHT	Principal Occupation(s) and other Directorships During Past 5 Years
Charles A. Rizzo [2] (1959)	Chief Financial Officer (since 2007)	Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and Treasurer, Deutsche Global Fund Services ( Deutshce Registered Investment Companies) (1999–2002).

Gordon M. Shone[2] (1956)	Treasurer (since 2005)	Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer for John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006), and The Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

John G. Vrysen[2] (1955)	Chief Operating Officer (since 2007) Chief Financial Officer (2005–2007)	Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (JHF III”) and John Hancock Trust (“JHT”) (since 2007), Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkley Group, MFC Global Investment Management (US), John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005–2007); Vice President, MFC (until 2006).

(1)	The business address of all Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2)	Affiliated with the Adviser.
Duties and Compensation of Trustees
     JHT is organized as a Massachusetts business trust. Under JHT’s Declaration of Trust, the Trustees are responsible for managing the affairs of JHT, including the appointment of advisers and subadvisers. The Trustees may appoint officers of JHT who assist in managing the day-to-day affairs of JHT.
     The Board met eight times during JHT’s last fiscal year. The Board has a standing Audit Committee composed solely of Independent Trustees (Peter S. Burgess, Charles L. Bardelis, Steven M. Roberts and John D. Richardson). The Committee met four times during JHT’s last fiscal year to review the internal and external accounting and auditing procedures of JHT and, among other things, to consider the selection of an independent registered public accounting firm for JHT, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on their independence.
     The Board also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee met one time during the last fiscal year. The Committee will consider nominees recommended by contract owners investing in JHT. Nominations should be forwarded to the attention of the Secretary of JHT at 601 Congress Street, Boston, MA 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by the Committee.
The Board also has a standing Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHT. The Compliance Committee is composed solely of the following Trustees: Elizabeth G. Cook, Grace Fey, Theron Hoffman, Hassell H. McClellan and David Rolwing). The Compliance Committee met four times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of funds. Each Investment Committee is composed solely of the following Trustees: Investment Committee A: Elizabeth G. Cook, Theron Hoffman and James M. Oates; Investment Committee B: Charles L. Bardelis, Stephen M. Roberts and David Rolwing; and Investment Committee C: Grace Fey, Hassell H. McClellan and Peter S. Burgess (with the Interested Trustee and the President of JHT serving as an ex-officio member in certain cases). Each Investment Committee met five times during the last fiscal year.
     JHT pays fees only to its Independent Trustees. The Independent Trustees receive an annual retainer of $100,000, a fee of $14,000 for each regular and special meeting of the Trustees that they attend in person and a fee of $2,500 for each special committee meeting that they attend in person. The Chairman of the Board receives an additional $60,000 annual retainer. The Chairman of the Audit Committee receives $10,000 as an annual retainer. The Chairman of the Compliance Committee receives $7,500 as an annual retainer. Trustees are reimbursed for travel and other out-of-pocket expenses.

Compensation Table (1)

		TOTAL COMPENSATION FROM JOHN
	AGGREGATE COMPENSATION FROM	HANCOCK FUND COMPLEX FOR FISCAL
NAMES OF TRUSTEE	JHT FISCAL YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2008
Independent Trustees:
Charles L. Bardelis	$170,000	$230,000
Peter S. Burgess	$180,000	$245,000
Elizabeth Cook	$177,500	$240,000
Theron S. Hoffman	$39,000	$53,000
Hassell H. McClellan	$170,000	$230,000
James M. Oates	$230,000	$320,000
Steven M. Roberts	$39,000	$53,000
F. David Rolwing	$131,000	$131,000
Interested Trustees:
James R. Boyle	$0	$0
Grace K. Fey	$39,000	$53,000

(1)	Compensation received for services as a Trustee. JHT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.
Trustee Ownership of Funds
The table below lists the amount of securities of each JHT fund beneficially owned by each Trustee as of December 31, 2008. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:
A — $0
B — $1 up to and including $10,000
C — $10,001 up to and including $50,000
D — $50,001 up to and including $100,000
E — $100,001 or more

					Real			Small			Total-
	Lifestyle	Lifestyle	Lifestyle	Global	Return	Financial	Natural	Company		Money	John Hancock
	Agressive	Growth	Balanced	Bond	Bond	Services	Resources	Value	Balanced	Market	Fund Complex
FUNDS*
Charles L. Bardelis	A	A	A	B	B	A	A	A	A	E	E
Peter S. Burgess	D	A	A	A	A	A	A	A	D	A	E
Elizabeth G. Cook	A	A	E	A	A	A	A	A	A	A	E
Theron S. Hoffman	A	A	A	A	A	A	A	A	A	A	A
Hassell H. McClellan	C	A	A	A	A	C	C	C	A	A	D
James M. Oates	A	E	A	A	A	A	A	A	A	A	E
Steven M. Roberts	A	A	A	A	A	A	A	A	A	A	A
F. David Rolwing	A	A	D	A	A	A	A	A	A	A	D
James R. Boyle	B	A	A	A	A	A	A	A	A	A	E
Grace K. Fey	A	A	A	A	A	A	A	A	A	A	A
A

*	Only funds owned by a Trustee are listed.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES
The Advisory Agreement
Each fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of each fund’s operations except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the funds. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of the respective funds and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees.
JHT bears all costs of its organization and operation, including, but not limited to, expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the fund (including an allocable portion of the cost of the Adviser’s employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the fund, the Adviser or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.
Pursuant to the Service Agreement with JHT, the Adviser provides JHT, at JHT’s expense, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight as well as services related to the office of Chief Compliance Officer.
Adviser Compensation. As compensation for its services under the Advisory Agreement, the Adviser receives a fee from the funds, computed separately for each as described in the Prospectus.
From time to time, the Adviser may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund’s annual expenses fall below this limit.

For the fiscal years ended December 31, 2008, 2007 and 2006 the aggregate investment advisory fee paid by JHT under the fee schedule then in effect, absent the expense limitation provision, was $240,245,996 $450,351,591 and $368,192,849 allocated among the funds as follows:

FUND	2008	2007	2006
Classic Value Trust Gross Fee	340,633	$604,688	$446,939
Waivers	(830)	$(2,013)	$(174)
Net Fee	339,803	$602,675	$446,765
Core Equity Trust Gross Fee	3,645,646	$4,744,118	$3,744,021
Waivers	(27,013)	$(16,582)	$(1,059)
Net Fee	3,618,633	$4,727,536	$3,742,962
Income & Value Trust Gross Fee	3,087,706	$4,366,009	$4,803,533
Waivers	(7,280)	$(14,493)	$(1,213)
Net Fee	3,080,426	$4,351,516	$4,802,320
Mid Cap Value Trust Gross Fee	3,005,560	$4,664,118	$4,668,200
Waivers	(6,901)	$(14,776)	$(6,644)
Net Fee	2,998,659	$4,649,342	$4,661,556
Small Cap Opportunities Trust Gross Fee	2,320,888	$4,244,974	$4,253,256
Waivers	(4,572)	$(11,310)	$(935)
Net Fee	2,316,316	$4,233,664	$4,252,321
Small Company Trust Gross Fee	371,375	$558,966	$689,264
Waivers	(9,714)	$(1,374)	$(130)
Net Fee	361,661	$557,592	$689,134
U.S. Large Cap Trust Gross Fee	6,131,528	$8,157,525	$6,668,635
Waivers	(14,750)	$(26,441)	$(1,944)
Net Fee	6,116,778	$8,131,084	$6,666,691
Subadvisory Agreements
Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, the subadviser manages the investment and reinvestment of the assets of the assigned funds (or portion thereof), subject to the supervision of the Board and the Adviser. The subadviser formulates a continuous investment program for each such fund consistent with its investment objective and policies outlined in the Prospectus. Each subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. Each subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary to carry out the investment and reinvestment of the assets of the assigned funds.
Subadvisory Fees. As compensation for their services, the subadvisers receive fees from the Adviser computed separately for each fund.
Additional Information Applicable to Subadvisory Agreements

Term of Each Subadvisory Agreement. Each Subadvisory Agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of that fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.
Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the Agreement or (b) all of the funds of JHT.
Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to such fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadviser, or other definitive action.
Termination of the Agreements. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreements, and also to the relevant fund. The following parties may terminate the agreements:
–	the Board;

–	with respect to any fund, a majority of the outstanding voting securities of such fund;

–	the Adviser; and

–	the respective subadviser.
The Subadvisory Agreements will automatically terminate in the event of their assignment.
Amendments to the Agreements. The subadvisory agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees of the applicable fund, the Adviser or the subadviser.
The required shareholder approval of any amendment shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all the funds of JHT.
As noted under “Subadvisory Arrangements and Management Biographies” in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an affiliated subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an affiliated subadviser) pursuant to an agreement that is not approved by shareholders.
Amount of Subadvisory Fees Paid. For the years ended December 31, 2008, 2007 and 2006, the Adviser paid aggregate subadvisory fees $133,410,789 $171,153,985, and $141,155,943, respectively, allocated among the funds as follows:

FUND	2008	2007	2006
Classic Value Trust	$147,716	$264,551	$195,536
Core Equity Trust	$1,537,168	$1,988,208	$1,593,865
Income & Value Trust	$1,350,872	$1,896,225	$2,071,413
Mid Cap Value Trust	$1,440,352	$2,205,185	$2,215,747
Small Cap Opportunities Trust	$1,276,250	$2,298,550	$2,313,402
Small Company Trust	$212,201	$316,888	$390,969
U.S. Large Cap Trust	$2,787,058	$3,703,879	$3,031,198
OTHER SERVICES
Proxy Voting Policies
The funds’ proxy voting policies and procedures delegate to the subadviser of each fund the responsibility to vote all proxies relating to securities held by that fund in accordance with the subadviser’s proxy voting policies and procedures. A subadviser has a duty to vote such proxies in the best interests of the fund and its shareholders. Complete descriptions of JHT’s Procedures and the proxy voting procedures of each of the fund subadvisers are set forth in Appendix IV to this SAI.
It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.
In the event a subadviser becomes aware of a material conflict of interest, JHT’s Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers’ proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:
(a) voting pursuant to the recommendation of a third party voting service;
(b) voting pursuant to pre-determined voting guidelines; or
(c) referring voting to a special compliance or oversight committee.
The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix IV. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.
Although subadvisers have a duty to vote all proxies on behalf of the funds they subadvise, it is possible that a subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the fund to vote the proxies.
Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone) and (2) on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR; RULE 12B-1 PLANS
John Hancock Distributors, LLC, (the “Distributor”), is the principal underwriter of JHT and distributes shares of JHT on a continuous basis. Other than the Rule 12b-1 payments and service fees described below, the Distributor does not receive compensation from JHT.
The Board has approved Plans (the “Plans”) under Rule 12b-1 under the 1940 Act (“Rule 12b-1”) for Series I shares and Series II shares. The purpose of each Plan is to encourage the growth and retention of assets of each fund subject to a Plan. Series I and Series II shares of each fund and Series III shares of certain funds are subject to Rule 12b-1 fees, as described in the Prospectus.
A portion of the Rule 12b-1 fee may constitute a “service fee” as defined in Rule 2830(d)(5) of the NASD Conduct Rules of the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers (“FINRA”).
Service fees are paid to the Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties that have agreed to provide with respect to the shares of JHT the kinds of services encompassed by the term “personal service and/or the maintenance of shareholder accounts” as defined in NASD Conduct Rule 2830(d)(5).
Each Rule 12b-1 Plan is a compensation plan rather than a reimbursement plan and compensates the Distributor regardless of its expenses. Rule 12b-1 fees are paid to the Distributor.
To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:
–	for any expenses relating to the distribution of the shares of the class,

–	for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

–	for the payment of “service fees” that come within NASD Conduct Rule 2830(d)(5).
Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.
The Plans authorize any payments in addition to fees described above made by a fund to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.
The Plans may not be amended to increase materially the amount to be spent by a fund without such shareholder approval as is required by Rule 12b-1. All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect (i) with respect to a fund only so long as the Plan is specifically approved for that fund least annually as provided in Rule 12b-1 and (ii) only while (a) a majority of the independent Trustees are not interested persons (as defined in the 1940 Act) of JHT, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of JHT and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any fund at any time as provided in the Rule 12b-1.

During the fiscal year ended December 31, 2008, the following amounts were paid pursuant to the Plans:
Series I Shares

		DISTRIBUTION PAYMENT TO THE
	SERVICE FEE PAYMENTS	DISTRIBUTOR
FUND
Classic Value Trust	$6,820	$0
Core Equity Trust	$724	$0
Income & Value Trust	$157,935	$0
Mid Cap Value Trust	$66,619	$0
Small Cap Opportunities Trust	$26,200	$0
Small Company Trust	$1,426	$0
U.S. Large Cap Value Trust	$129,149	$0
Series II Shares

		DISTRIBUTION PAYMENT TO THE
	SERVICE FEE PAYMENTS	DISTRIBUTOR
FUND
Classic Value Trust	$41,421	$0
Core Equity Trust	$74709	$0
Income & Value Trust	$170,946	$0
Mid Cap Value Trust	$296,968	$0
Small Cap Opportunities Trust	$98,569	$0
Small Company Trust	$8,398	$0
U.S. Large Cap Value Trust	$169,267	$0
PORTFOLIO BROKERAGE
Pursuant to the subadvisory agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the funds. The subadvisers have no formula for the distribution of fund brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:
–	price, dealer spread or commission, if any;

–	the reliability, integrity and financial condition of the broker-dealer;

–	size of the transaction;

–	difficulty of execution;

–	brokerage and research services provided; and

–	confidentiality and anonymity.
Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser’s overall responsibilities with respect to a fund and any other accounts managed by the subadviser, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.
– Regular Broker-Dealers. The table below presents information regarding the securities of the funds’ regular broker-dealers* (or the parent of the regular broker-dealers) that were held by the funds as of the fiscal year ended December 31, 2008.
– Regular Broker-Dealers. The table below presents information regarding the securities of the funds’ regular broker-dealers* (or the parent of the regular broker-dealers) that were held by the funds as of the fiscal year ended December 31, 2008.

Aggregate Value of Securities of each Regular
Regular Broker-Dealer	Broker or Dealer (or its Parent) held by Funds
Citigroup, Inc.	$1,275,989
Merrill Lynch & Co., Inc.	$229,308
The Goldman Sachs Group, Inc.	$11,978,670
Credit Suisse Group AG	$500,709
UBS AG	$140,855
JPMorgan Chase & Co.	$14,683,301
Morgan Stanley & Co., Inc.	$—
Lehman Brothers, Inc.	$344,529
Deutsche Bank AG	$—
The Bear Stearns Companies, Inc.	$558,002

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.
Soft Dollar Considerations. In selecting brokers and dealers, the subadvisers may give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser’s overall responsibilities with respect to the fund and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through fund brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.
Subadvisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a subadviser and its affiliates receive such services.
As noted above, a subadviser may purchase new issues of securities for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:
–	the value of securities;

–	the advisability of purchasing or selling securities;

–	the availability of securities or purchasers or sellers of securities; and

–	analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e)fund strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.
To the extent research services are used by a subadviser, such services would tend to reduce such party’s expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for the funds, which may not be used in connection with a fund, will also be available for the benefit of other funds and accounts managed by the subadvisers.
Commission Recapture Program. The Board of Trustees of JHT has adopted a commission recapture program. Under the program, a percentage of commissions generated by a fund’s portfolio transactions is rebated to that fund by the broker-dealers and credited to short-term security gain/loss.
Allocation of Trades by the Subadvisers. The subadvisers manage a number of accounts other than the funds. Although investment determinations for the funds will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the fund believes that their participation in such transactions on balance will produce better overall results for the fund.
Affiliated Underwriting Transactions by the Subadvisers. JHT has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadviser participates. These procedures prohibit a fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.
Brokerage Commission Paid. For the years ended December 31 2008, 2007 and 2006, JHT paid brokerage commissions in connection with portfolio transactions of $3,063,863, $2,047,995 and $2,060,305, respectively, allocated among the funds as follows:

	2008	2007	2006
Classic Value Trust	$82,921	$50,552	$96,182
Core Equity Trust	$786,433	$333,144	$372,207
Income & Value Trust	$245,803	$224,565	$193,703
Mid Cap Value Trust	$294,326	$293,288	$389,895
Small Cap Opportunities Trust	$838,088	$513,624	$427,769
Small Company Trust	$50,303	$67,338	$104,193
U.S. Large Cap Trust	$765,989	$565,484	$476,356
REDEMPTION OF SHARES
JHT will redeem all full and fractional fund shares for cash at the NAV per share of each fund. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

–	trading on the NYSE is restricted, as determined by the SEC, or such NYSE is closed for other than weekends and holidays;

–	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

–	the SEC by order so permits for the protection of security holders of JHT.
Special Redemptions. Although it would not normally do so, a fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV.
JHT has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as a fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated fund shareholders subject to specified conditions, including that:
–	the distribution is effected through a pro rata distribution of the distributing fund’s portfolio securities;

–	the distributed securities are valued in the same manner as they are in computing the fund’s NAV;

–	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

–	the Trustees of JHT, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund.
DETERMINATION OF NET ASSET VALUE
For purposes of calculating the NAV of a fund’s shares, the following procedures are utilized wherever applicable.
For purposes of calculating the NAV per share of each fund, investment transactions are accounted for on a “trade date plus one basis” (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.
Except for the types of securities described below, securities held by the funds will be valued as follows:
–	Securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day —time trading of the NYSE on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

–	Securities traded only in the OTC market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day —time trading on the NYSE.

–	Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

–	A fund’s interest in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be subject to fair valuation. In general, the fair value of a fund’s interest in a hedge fund will represent the amount that the fund could reasonably expect to receive from a hedge fund or from a third party if the fund’s interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the fund has invested, computed in compliance with the hedge fund’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the Trustees or their designee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

–	Shares of the underlying funds held by the Lifestyle Trusts, the Index Allocation Trust, the Franklin Templeton Founding Allocation Trust and the Absolute Return Trust are valued at their NAV as described in the Prospectus under “Purchase and Redemption of Shares.”
Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.
Debt Instruments with Remaining Maturities of 60 Days or Less. Debt instruments with a remaining maturity of 60 days or less held by each of the funds will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees of JHT has adopted the Policy Regarding Disclosure of Portfolio Holdings (“Disclosure Policy”) to protect the interests of the shareholders of JHT and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a fund’s subadvisers, principal underwriter or affiliated persons of a fund’s Adviser or principal underwriter. JHT’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHT applies its policy uniformly to all, including individual and institutional investors, intermediaries, affiliated persons of a fund, and to all third party service providers and rating agencies.
Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Disclosure Policy. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Morningstar and Lipper; Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over JHT, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by JHT’s Chief Compliance Officer (“CCO”) or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Evare (holdings, daily); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDQ (NAVs, daily); S&P’s (holdings, monthly with 32 day lag); Charles River (holdings and securities details, daily); and DST (NAVs, daily).
The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of JHT. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.
The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review.
When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of JHT, the CCO shall refer the conflict to the Board of Trustees. The Board of Trustees shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of JHT’s shareholders.
The receipt of compensation by a fund, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
JHT Portfolio Holdings Currently Posted on a Website. The ten largest holdings of each fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT’s Form N-CSR and Form N-Q will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end.
http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx
SHAREHOLDERS OF JHT
JHT currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with MFC, the ultimate controlling parent of the Adviser.
Control Persons. As of March 31, 2009, no one was considered a control person of any of the funds. A control person is one who has beneficial ownership of more than 25% of the voting securities of a fund or who acknowledges or asserts having or is adjudicated to have control of a fund. As of March 31, 2009, shares of JHT were legally owned by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”), John Hancock Life Insurance Company of New York (“JHLICO New York”), John Hancock Life Insurance Company (“JHLICO”), John Hancock Variable Life Insurance Company (“JHVLICO”) (collectively, the “Insurance Companies”) and the funds of funds.
The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940

Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund. The funds of funds, individually or collectively, may hold more than 25% of the shares of an underlying fund.
Shareholders. As of March 31, 2009, JHT Shareholders are as follows:
–	the Insurance Companies affiliated with Manulife Financial discussed above (the “Manulife Insurance Companies”). (Each Insurance Company that is a shareholder of JHT holds of record in its separate accounts JHT shares attributable to variable contracts), and

–	the Lifestyle Trusts, Franklin Templeton Founding Allocation Trust, and the Index Allocation Trust, each of which invests in and holds of record shares of underlying funds.
JHT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of JHT.
Entities Eligible to Be Shareholders of JHT. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of JHT may be purchased only by the following eligible shareholders:
–	separate accounts of the Manulife Insurance Companies and other insurance companies;

–	the Manulife Insurance Companies and certain of their affiliates; and

–	any trustee of a qualified pension or retirement plan.
Voting of Shares by the Insurance Companies and JHT. The Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any JHT Shareholders’ meeting. These companies will vote all shares of the funds issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act (“Contract Owner Instructions”). The effect of proportional voting is that a small number of contract owners can determine the outcome of the voting. In addition, JHT will vote all shares of the funds issued to the Lifestyle Trusts, the Lifecycle Trusts, the Franklin Templeton Founding Allocation Trust, the Index Allocation Trust and the Absolute Return Trust in proportion to Contract Owner Instructions.
Mixed Funding. Shares of JHT may be sold to JHT Shareholders described above. JHT currently does not foresee any disadvantages to any JHT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Board will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHT Shareholder from investing in JHT or a particular fund.
Principal Holders. The tables below set forth the principal holders of the shares of each fund. Principal holders are those who own of record or are known by JHT to own beneficially 5% or more of a series of a fund’s outstanding shares.
As of March 31, 2009, four of the Manulife Insurance Companies — JHLICO (USA), “JHLICO New York”, JHLICO and JHLVICO — owned of record all of the outstanding Series I and II shares of JHT funds.

As of March 31, 2009, the Class NAV shares were held principally by the Lifestyle Trusts, Lifecycle Trusts, Index Allocation Trust, Franklin Templeton Founding Allocation Trust, American Fundamental Holdings Trust and American Global Diversification Trust. As of March 31, 2009, two of the Manulife Insurance Companies — JHLICO and JHVLICO owned of record 5% or more of the outstanding shares of the NAV class of the funds indicated below:

	JHVLICO	JHLICO
FUNDS	% OF TOTAL	% OF TOTAL
JHT Emerging Small Co Trust	17.23%	0.14%
JHT Real Estate Securities Trust	62.27%	31.99%
JHT Pacific Rim Trust	56.84%	1.26%
JHT International Core Trust	1.89%	0.02%
JHT Real Return Bond Trust	1.22%	0.05%
JHT Natural Resources Trust	18.90%	0.28%
JHT Large Cap Value Trust	5.22%	0.45%
JHT Optimized All Cap Trust	67.65%	31.93%
JHT American Century Small Company Trust	81.26%	18.22%
JHT Core Equity Trust	64.57%	0.69%
JHT PIM Classic Value Trust	69.01%	7.09%
JHT Optimized Value Trust	0.87%	0.00%
JHT Strategic Income Trust	0.22%	0.00%
JHT International Equity Index	44.21%	15.01%
JHT Large Cap Trust	43.70%	0.04%
JHT International Opportunities Trust	4.10%	0.16%
JHT Wells Capital Core Bond Trust	2.20%	0.09%
JHT US High Yield Bond Trust	2.98%	0.05%
JHT Global Real Estate	0.12%	0.02%
JHT Small Cap Opportunities Trust	1.98%	0.00%
JHT Investment Quality Bond Trust	9.04%	0.25%
JHT US Government Securities Trust	2.44%	1.57%
JHT Income & Value Trust	50.15%	0.00%
JHT Blue Chip Growth Trust	26.52%	12.41%
JHT Equity Income Trust	17.03%	8.88%
JHT Global Bond Trust	9.36%	4.80%
JHT Strategic Bond Trust	0.72%	0.01%
JHT Global Trust	0.35%	0.01%
JHT All Cap Growth Trust	60.27%	1.44%
JHT International Small Cap Trust	7.98%	0.16%
JHT All Cap Core Trust	0.05%	0.01%
JHT Value Trust	77.55%	0.18%
JHT High Yield Trust	1.89%	1.31%
JHT Lifestyle Conservative Trust	29.68%	0.62%
JHT Lifestyle Moderate Trust	22.20%	0.81%
JHT Lifestyle Balanced Trust	52.36%	39.36%
JHT Lifestyle Growth Trust	29.65%	1.30%
JHT Lifestyle Aggressive Trust	17.41%	0.64%
JHT Small Company Value Trust	2.45%	0.07%
JHT US Large Cap Trust	53.27%	0.06%
JHT Mid Cap Stock Trust	28.34%	10.90%
JHT International Value Trust	2.16%	0.08%
JHT Total Return Trust	6.72%	1.40%
JHT Global Allocation Trust	83.49%	0.00%

	JHVLICO	JHLICO
FUNDS	% OF TOTAL	% OF TOTAL
JHT Small Cap Index Trust	4.30%	1.54%
JHT Mid Cap Index Trust	3.60%	1.02%
JHT Total Stock Market Index Trust	51.26%	44.88%
JHT Capital Appreciation Trust	10.56%	6.80%
JHT Health Science Trust	38.11%	46.82%
JHT Financial Services Trust	38.28%	53.60%
JHT Fundamental Value Trust	0.68%	0.04%
JHT Utilities Trust	73.97%	1.07%
JHT Mid Cap Value Trust	57.79%	2.70%
JHT All Cap Value Trust	57.82%	0.27%
JHT Emerging Markets Value Trust	2.03%	0.01%
JHT Mid Cap Intersection Trust	1.89%	0.30%
JHT Disciplined Diversification Trust	0.19%	0.00%
JHT Franklin Templeton Founding Allocation Trust	5.96%	0.00%
JHT Capital Appreciation Value Trust	2.90%	0.00%
JHT Science & Technology Trust	49.65%	1.34%
JHT Overseas Equity Trust B	49.52%	41.70%
JHT 500 Index Trust B	61.71%	21.46%
JHT Wellington Small Cap Growth Trust	41.83%	14.67%
JHT Money Market Trust B	60.18%	18.40%
JHT SHORT-TERM BOND TRUST	56.52%	42.42%
JHT Total Bond Market Trust B	55.58%	38.41%
JHT MID VALUE TRUST	17.21%	8.95%
JHT SMALL CAP VALUE TRUST	33.24%	18.15%
JHT ACTIVE BOND TRUST	19.95%	15.32%
Trustees and officers of JHT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each share class of each fund.
HISTORY OF JHT
JHT Name Change. Prior to January 1, 2005, the name of JHT was Manufacturers Investment Trust. Prior to October 1, 1997, the name of JHT was NASL Series Trust.
ORGANIZATION OF JHT
Organization of JHT. JHT was originally organized on August 3, 1984 as “NASL Series Fund, Inc.” (“NASL”), a Maryland corporation. Effective December 31, 1988, NASL was reorganized as a Massachusetts business trust. Pursuant to such reorganization, NASL’s successor (now JHT) assumed all the assets and liabilities of NASL and carried on its business and operations with the same investment management arrangements as were in effect for NASL at the time of the reorganization. The assets and liabilities of each of NASL’s separate portfolios were assumed by the corresponding fund.
Classification. JHT is a no-load, open-end management investment company registered with the SEC under the 1940 Act.
Powers of the Trustees of JHT. Under Massachusetts law and JHT’s Declaration of Trust and By-Laws, the management of the business and affairs of JHT is the responsibility of its Trustees.
The Declaration of Trust authorizes the Trustees of JHT without shareholder approval to do the following:

–	Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;

–	Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;

–	Issue additional series of shares or separate classes of existing series of shares;

–	Approve fund mergers, to the extent consistent with applicable laws;

–	Designate a class of shares of a fund as a separate fund;

–	Approve mergers of series (to the extent consistent with applicable laws and regulations); and

–	Designate a class of shares of a series as a separate series.
Shares of JHT. The shares of each fund, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each fund have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that fund. Holders of shares of any fund are entitled to redeem their shares as set forth under “Redemption of Shares.”
Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of such fund remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular fund will be allocated in the manner determined by the Trustees. Accrued liabilities that are not clearly allocable to one or more funds will also be allocated among the funds in the manner determined by the Trustees.
Shareholder Voting. Shareholders of each fund are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the fund. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular fund are entitled to vote on matters determined by the Trustees to affect only the interests of that fund. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHT may not be binding on a fund whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHT do not have cumulative voting rights, which means that the holders of more than 50% of JHT’s shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.
Shareholder Liability. Under Massachusetts law, shareholders of JHT could, under certain circumstances, be held personally liable for the obligations of JHT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHT. The Declaration of Trust also provides for indemnification out of the property of a JHT fund for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that JHT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHT and satisfy any judgment thereon, but only out of the property of the affected fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular fund would be unable to meet its obligations.

ADDITIONAL INFORMATION CONCERNING TAXES
The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.
Since the funds’ shareholders are principally (i) life insurance companies whose separate accounts invest in the funds for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a fund. For information concerning the U.S. federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.
JHT believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund does not qualify as a regulated investment company, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, no fund will be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net tax-exempt interest income for such taxable year.
A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.
To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.
A “qualified publicly traded partnership” is a publicly traded partnership other than a publicly traded partnership that would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies (“regulated investment company-type income”). Qualified publicly traded partnerships therefore are publicly traded partnerships that derive more than 10% of their gross income from types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than regulated investment company-type income. All of the income received by a fund from its investment in a qualified publicly traded partnership will be income satisfying the 90% qualifying income test. A fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company income distribution requirements and would be taken into account for purposes of the 4% excise tax.
Under an Internal Revenue Service revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income. Although certain commodity-linked notes are not affected by this revenue ruling, it is unclear what other types of commodity-linked derivatives are affected.
To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companys, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund’s assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companys) of any one issuer, or of two or more issuers, which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.
If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Adviser and the subadvisers and it is intended that the funds will comply with the requirements for qualification as regulated investment companys.
Because JHT complies with the ownership restriction of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.
A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.
Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize during a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.
Additional Tax Considerations. If a fund failed to qualify as a regulated investment company, (i) owners of contracts based on the fund would be treated as owning contract based solely on shares of the fund (rather than on their proportionate share of the assets of such fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.
Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund, please refer to the prospectus for the contract.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

LEGAL AND REGULATORY MATTERS
On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the JHT funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.
REPORTS TO SHAREHOLDERS
The financial statements of JHT at December 31, 2008, are incorporated herein by reference from JHT’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of JHT at December 31, 2008, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.
CUSTODIAN
State Street Bank and Trust Company, (“State Street”) 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the funds’ assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.
CODE OF ETHICS
JHT, the Adviser, the Distributor and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to it to invest in securities including securities that may be purchased or held by JHT.
MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER
The JHT funds described this SAI are not retail mutual funds and are only available under variable annuity contracts or variable life policies through participation in tax qualified retirement plans or to certain permitted entities. Although the Adviser or subadvisers may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any fund’s investment results will be comparable to the investment results of any other fund, including other funds with the same investment adviser or subadviser. Past performance is no guarantee of future results.

APPENDIX I
DESCRIPTION OF BOND RATINGS
The ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
MOODY’S INVESTORS SERVICE, INC.
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.
B: Obligations rated B are considered speculative elements and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
STANDARD & POOR’S RATINGS GROUP
AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C: The ‘C’ rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE (“Fitch”)
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘B’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade
BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly speculative.
•	For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).
CCC
•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).
CC
•	For issuers and performing obligations, default of some kind appears probable.
•	For individual obligations, may indicate distressed or defaulted obligations with Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).
C
•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).
RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
–	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

–	the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

–	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or CCC-C categories.
Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS
Moody’s
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard and Poor’s
Commercial Paper
A standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This designation indicates that the degress of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B
Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.
C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.
Dual Ratings
Standard & Poor’s assigns ‘dual’ rating to all debt issues that have a put option or demand feature as part of their structure.
The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).
Other Considerations — The ratings of S&P, Moody’s, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.
TAX-EXEMPT NOTE RATINGS
Moody’s
Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

Standard and Poor’s
Short-Term Issue
A Standard & Poor’s U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amoritization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as note; and
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.

APPENDIX II
STANDARD & POOR’S CORPORATION DISCLAIMERS
     The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the “S&P Index Trusts”) are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.
     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

II-1

APPENDIX III
CAPITAL GUARDIAN TRUST COMPANY
Income & Value Trust
Capital Guardian Trust Company (“CGTC”) uses a multiple portfolio manager system in managing the fund’s assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund’s objectives and policies. CGTC’s investment committee oversees this process. In addition, CGTC’s investment analysts also may make investment decisions with respect to a portion of a fund’s portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

Length of Service with
Capital Guardian Trust
Portfolio Manager	Company (“CGTC”) or an	Business Experience
Title, Company Affiliation	Affiliate	During the past 5 years
Terry Berkemeier Director and Senior Vice President, CGTC	17 years	Portfolio Manager responsible for selecting equity securities
David S. Lee Vice President, CGTC	7 years	Portfolio Manager responsible for selecting fixed income securities
Wesley K. Phoa Vice President, Capital Strategy Research, an affiliate of CGTC	10 years	Portfolio Manager responsible for selecting fixed income securities
Ted R. Samuels Director and Senior Vice President, CGTC	27 years	Portfolio Manager responsible for selecting equity securities
Eric H. Stern Director and Senior Vice President, CGTC	17 years	Portfolio Manager responsible for selecting equity securities
Alan J. Wilson Director and Senior Vice President, CGTC	18 years	Portfolio Manager responsible for selecting equity securities

III-1

JOHN HANCOCK TRUST/INCOME AND VALUE TRUST
STATEMENT OF ADDITIONAL INFORMATION
As of December 31, 2008
Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below.

	Registered Investment		Other Pooled Investment
	Companies [1]		Vehicles[2]		Other Accounts[3,4]
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
	Accounts	(in billions)	Accounts	(in billions)	Accounts	(in billions)
Berkemeier, Terry	8	1.24	10	4.28	109	18.28
Lee, David	0	—	0	—	5	3.09
Phoa, Wesley	2	0.32	5	0.65	14	5.19
Samuels, Ted	9	1.71	10	1.52	267	13.53
Stern, Eric	11	1.85	11	4.33	120	24.14
Wilson, Alan	11	2.13	9	2.43	62	11.52

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

III-2

JOHN HANCOCK TRUST/INCOME AND VALUE TRUST
As of December 31, 2008
Fee Based Accounts

Portfolio Managers	The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.

	Registered Investment		Other Pooled Investment
	Companies [1]		Vehicles[2]		Other Accounts[3,4]
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
	Accounts	(in billions)	Accounts	(in billions)	Accounts	(in billions)
Berkemeier, Terry	0	—	0	—	12	2.81
Lee, David	0	—	0	—	0	—
Phoa, Wesley	0	—	0	—	0	—
Samuels, Ted	0	—	0	—	2	0.96
Stern, Eric	0	—	0	—	14	6.56
Wilson, Alan	0	—	0	—	1	0.82

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

III-3

(a) DESCRIPTION OF ANY MATERIAL CONFLICTS
CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
(b) COMPENSATION
     At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.
The benchmarks used to measure performance of the portfolio managers for the John Hancock Income and Value Trust include, as applicable, the S&P Index, a customized Growth and Income index based on the Lipper Growth and Income Index, Barclays US Credit Index, Barclays US Government Index, Barclays US Securitized Index, and Barclays Aggregate Bond Index.
(c) OWNERSHIP OF FUND SHARES
     To our knowledge, based on the information available for the time period ending December 31, 2008, the portfolio managers of the John Hancock Income and Value Trust did not own any shares of that fund.

III-4

CAPITAL GUARDIAN TRUST COMPANY
U.S. Large Cap Trust
Capital Guardian Trust Company (“CGTC”) uses a multiple portfolio manager system in managing the fund’s assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund’s objectives and policies. CGTC’s investment committee oversees this process. In addition, CGTC’s investment analysts also may make investment decisions with respect to a portion of a fund’s portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

Length of Service with
Capital Guardian Trust
Portfolio Manager	Company (“CGTC”) or an	Business Experience
Title, Company Affiliation	Affiliate	During the past 5 years
Terry Berkemeier Director and Senior Vice President, CGTC	17 years	Portfolio Manager responsible for selecting equity securities
Ted R. Samuels Director and Senior Vice President, CGTC	27 years	Portfolio Manager responsible for selecting equity securities
Eric H. Stern Director and Senior Vice President, CGTC	17 years	Portfolio Manager responsible for selecting equity securities
Alan J. Wilson Director and Senior Vice President, CGTC	18 years	Portfolio Manager responsible for selecting equity securities

III-5

JOHN HANCOCK TRUST/U.S. LARGE CAP TRUST
STATEMENT OF ADDITIONAL INFORMATION
As of December 31, 2008
Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below.

	Registered Investment		Other Pooled Investment
	Companies [1]		Vehicles[2]		Other Accounts[3,4]
	Number		Number		Number
	of	Total Assets (in	of	Total Assets (in	of	Total Assets (in
	Accounts	billions)	Accounts	billions)	Accounts	billions)
Berkemeier, Terry	8	1.29	10	4.28	109	18.28
Samuels, Ted	9	1.75	10	1.52	267	13.53
Stern, Eric	11	1.90	11	4.33	120	24.14
Wilson, Alan	11	2.18	9	2.43	62	11.52

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

III-6

JOHN HANCOCK TRUST/U.S. LARGE CAP TRUST
As of December 31, 2008
Fee Based Accounts

Portfolio Managers	The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.

	Registered Investment		Other Pooled Investment
	Companies [1]		Vehicles[2]		Other Accounts[3,4]
	Number		Number		Number
	of	Total Assets (in	of	Total Assets (in	of	Total Assets (in
	Accounts	billions)	Accounts	billions)	Accounts	billions)
Berkemeier, Terry	0	—	0	—	12	2.81
Samuels, Ted	0	—	0	—	2	0.96
Stern, Eric	0	—	0	—	14	6.56
Wilson, Alan	0	—	0	—	1	0.82

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

III-7

(a) DESCRIPTION OF ANY MATERIAL CONFLICTS
CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
(b) COMPENSATION
     At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.
The benchmarks used to measure performance of the portfolio managers for the John Hancock U.S. Large Cap Trust include, as applicable, the S&P 500 Index, a customized Growth and Income index based on the Lipper Growth and Income Index.
(c) OWNERSHIP OF FUND SHARES
     To our knowledge, based on the information available for the time period ending December 31, 2008, the portfolio managers of the John Hancock U.S. Large Cap Trust did not own any shares of that fund.

III-8

DAVIS SELECTED ADVISERS, L.P.
Core Equity Trust
The following chart reflects information regarding accounts other than the funds for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the fund that he or she manages.
The following table reflects information as of December 31, 2008:

	Other Registered		Other Pooled Investment
Portfolio Manager	Investment Companies		Vehicles		Other Accounts*
	Number		Number		Number
	of	Assets	of	Assets	of	Assets
	Accounts	(in billions)	Accounts	(in billions)	Accounts	(in billions)
Christopher C. Davis	30	$48	14	$0.8	141	$8
Kenneth Charles Feinberg	30	$49	15	$0.7	119	$7
There are no accounts that pay fees based upon performance.

*	Managed Money/wrap fees have been counted at the sponsor level.
Ownership of fund shares. None of the portfolio managers listed in the above table beneficially owned any shares of the fund that they managed as of December 31, 2008.
POTENTIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:
– The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Selected Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.
– If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase

III-9

or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Selected Advisers has adopted procedures for allocating portfolio transactions across multiple accounts.
– With respect to securities transactions for the portfolios, Davis Selected Advisers determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Selected Advisers other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Selected Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Selected Advisers may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.
– Finally, substantial investment of Davis Selected Advisers or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Selected Advisers has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Selected Advisers does not receive an incentive based fee on any account.
DESCRIPTION OF COMPENSATION STRUCTURE
Kenneth Feinberg’s compensation as a Davis Selected Advisers employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Selected Advisers’ profits, (iii) awards of equity (“Units”) in Davis Selected Advisers including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Selected Advisers purchases shares in selected funds managed by Davis Selected Advisers. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Selected Advisers’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.
Christopher Davis’ annual compensation as an employee and general partner of Davis Selected Advisers consists of a base salary. Davis Selected Advisers’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

III-10

DIMENSIONAL FUND ADVISORS
Small Cap Opportunities Fund*

*	Also managed by Invesco Aim Capital Management, Inc.
Portfolio Managers
In accordance with the team approach used to manage the Small Cap Opportunities Fund (the “Portfolio”), the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee of Dimensional Fund Advisors LP (“Dimensional”). The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio, including running buy and sell programs based on the parameters established by the Investment Committee. For this reason, Dimensional has identified Mr. Clark as primarily responsible for coordinating the day-to-day management of the Portfolio.
DESCRIPTION OF COMPENSATION STRUCTURE
Dimensional’s portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually. Each portfolio manager’s compensation consists of the following:
•	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The bonus is based on the factors described above.
In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.
The following chart reflects information regarding accounts other than the funds for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the fund that he or she manages.

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The following table reflects information as of December 31, 2008:

	Other Registered Investment		Other Pooled Investment
Portfolio Manager	Companies		Vehicles		Other Accounts
	Number		Number		Number
	of		of		of
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Stephen A. Clark	30	$33,316,391,724.21	7	$4,626,942,536.37	49	$3,033,260,802.68
Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered		Other Pooled Investment
Portfolio Manager	Investment Companies		Vehicles		Other Accounts
	Number		Number		Number
	of		of		of
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Stephen A. Clark	0	$0	1	$172,243,185.70	0	$0
Ownership of fund shares. The portfolio manager listed in the above table did not beneficially own any shares of the funds that the portfolio manager managed as of December 31, 2008.
POTENTIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day oversight responsibilities with respect to multiple accounts. In addition to the Portfolios, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a Portfolio. Actual or apparent conflicts of interest include:
•	Time Management. The management of the Portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolios and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolios.

•	Investment Opportunities. It is possible that at times identical securities will be held by a Portfolio and one or more Accounts. However, positions in the same security may vary and the length of time that a Portfolio or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for a Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Portfolio and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Portfolios and other Accounts.

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•	Broker Selection. With respect to securities transactions for the Portfolios, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a Portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Portfolio or an Account.

•	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to a Portfolio or other Accounts for which they have portfolio management responsibilities.
Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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INVESCO AIM CAPITAL MANAGEMENT, INC.
Small Cap Opportunities Fund*

*	Also managed Dimensional Fund Advisors
The following chart reflects information regarding accounts other than the funds for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the fund that he or she manages.
The following table reflects information as of December 31, 2008:

	Other Registered		Other Pooled
Portfolio Manager	Investment Companies		Investment Vehicles		Other Accounts
	Number		Number		Number
	of		of		of
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Juliet Ellis	11	$2,612,112,886	0	$0	0	$0
Juan Hartsfield	11	$2,612,112,886	0	$0	0	$0
There are no accounts that pay fees based upon performance.
Ownership of fund shares. None of the portfolio managers listed in the above table beneficially owned any shares of the funds that they managed as of December 31, 2008.
POTENTIAL CONFLICTS OF INTEREST
     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Invesco Aim seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Invesco Aim has adopted procedures for allocating portfolio transactions across multiple accounts.

•	Invesco Aim determines which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual

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funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.
     Invesco Aim has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
     Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
     Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
     Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco Aim, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco Aim’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
     Each of Invesco Aim’s portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Advisor[2]	Performance time period[1]
Invesco Aim	One-, Three-, and Five-year average performance against Fund peer group

1	Rolling time periods based on calendar year end.

2	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a three year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.
     Equity-Based Compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of

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Invesco’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees.

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T. Rowe Price Associates, Inc.
Mid Cap Value Trust
Small Company Trust
Classic Value Trust
The following chart reflects information regarding accounts other than the funds for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the fund that he or she manages.
The following table reflects information as of December 31, 2008:

	Other Registered
	Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio	Number of		Number of		Number of
Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Preston G. Athey	9	$5,592,054,544	0	$0	9	$479,903,560
Brian C. Rogers	15	$20,207,291,973	2	$687,209,659	9	$511,183,394
David J. Wallack	6	$4,732,585,886	2	$315,347,811	1	$15,577,509
There are no accounts that pay fees based upon performance.
Ownership of fund shares. None of the portfolio managers listed in the above table beneficially owned any shares of the funds that they managed as of December 31, 2008.
Potential Conflicts of Interest. We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of the other account(s) included this response.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation”, T. Rowe Price portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
Portfolio Manager Compensation.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity

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to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:
Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms.
Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio managers.

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APPENDIX IV
CAPITAL GUARDIAN TRUST COMPANY
PROXY VOTING POLICY AND PROCEDURES
Policy
Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.
Fiduciary Responsibility and Long-term Shareholder Value
CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

(11)	Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.
CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.
As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.
Special Review
From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures
Proxy Review Process
Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.
The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.
All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.
CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.
CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.
Proxy Voting Guidelines
CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.
CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.
•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.
•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.
•	Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.
•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.
Special Review Procedures
If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.
Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.
Any other proxy will be referred to the SRC if facts or circumstances warrant further review.
In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.
CGTC’s Proxy Voting Record
Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment
CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.
Effective Date
This policy is effective as of November 21, 2007.

The American Funds
Capital Research and Management Company
PROXY VOTING GUIDELINES
The following guidelines summarize the American Funds’ internal operating procedures with respect to how the proxies of the companies held in the mutual fund portfolios are voted. These guidelines, which have been in effect for many years, are being publicly disclosed at this time in accordance with a U.S. Securities and Exchange Commission requirement that all investment companies (mutual funds) make public how they handle their proxy voting process.
SUMMARY
The American Funds and its investment adviser, Capital Research and Management Company (“CRMC”), are committed to acting in the best interests of the shareholders of the funds. We view proxies of companies held in the funds’ portfolios as significant fund assets and proxy voting as an integral part of the investment process. These guidelines provide an important framework for analysis and decisionmaking; however, they are not exhaustive and do not address all potential issues. Even when an issue is addressed, flexibility is important so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis. While we generally adhere to these guidelines we always consider the specific circumstances of each proposal.
These are “guidelines” — they are not “rules.” Our voting process reflects our understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, we remain focused on the investment objectives and policies of the funds.
PROXY VOTING PROCESS
All U.S. proxies are voted. Non-U.S. proxies are also voted, provided there is sufficient time and information available. After a proxy is received, we prepare a summary of the proposals contained in the proxy. Voting recommendations and a discussion of any potential conflicts of interest are also included in the summary. The initial voting recommendation is generated by one or more investment analysts familiar with the industry, the particular company and the company’s management. A second voting recommendation is made by a proxy coordinator (one of four investment professionals experienced in proxy-voting matters) based on knowledge of our guidelines and familiarity with proxy-related issues.
The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision. Certain funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by CRMC’s Investment Committee under delegated authority. (References to “proxy committees” include the CRMC Investment Committee and the individual fund proxy committees.)
Therefore, if more than one fund invests in the same company, certain funds may vote differently on the same proposal.
SPECIAL REVIEW PROCEDURES
The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a fund director is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.
GUIDELINES
The following guidelines are grouped according to types of proposals usually presented to shareholders in proxy statements.

Director Matters
Election of Directors
We generally support the election of a company’s nominees for director. In addition, we generally leave the choice of chairman to the board’s discretion. We may, however, oppose all or some of the company’s nominees, or support separating the CEO and chairman positions if we believe it to be in the best interest of shareholders.
Classified Boards
A “classified” board is one that elects only a percentage of the board members each year (usually onethird of directors are elected to serve a three-year term). Generally we support proposals declassifying boards. We believe that declassification (the annual election of all directors) increases a board’s sense of accountability to shareholders.
Anti-Takeover Provisions, Shareholder Rights & Reincorporations
Cumulative Voting
Under cumulative voting, each shareholder has a number of votes equal to the number of shares owned multiplied by the number of directors up for election. A shareholder can cast all of his/her votes for a single director, thus allowing minority shareholders to elect a director. We generally support proposals for cumulative voting in order to promote management and board accountability and opportunity for leadership change.
Confidential Voting
Allowing shareholders to vote anonymously may help large institutional shareholders avoid undue influence exerted by, or potential conflicts with companies other shareholders or third parties. We generally support proposals that allow for confidential voting.
Shareholder Rights Plans (commonly called “Poison Pills”)
Poison pills are a defense against unwelcome takeover offers. These plans allow shareholders (other than the shareholder making the unwelcome takeover offer) to purchase stock at significantly discounted prices under certain circumstances. The plans force would-be acquirers to negotiate with the board, giving the board an effective veto power over any offer. Poison pills can be detrimental to the creation of shareholder value and can help entrench management by thwarting or deterring acquisition offers that are not favored by the board but that may be beneficial to shareholders. We generally support the elimination of existing poison pills and proposals that would require shareholder approval to adopt prospective poison pills.
Change of Corporate Domicile
•    Reincorporation within the U.S.: We generally leave the state domicile decision to the discretion of company management and its board.
•    Reincorporation outside the U.S.: We generally do not support a change of corporate domicile from the U.S. to another country where the probable intent is to avoid U.S. taxes.

Elimination of Action by Written Consent
The shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders especially in a proxy fight. We generally oppose proposals that would prevent shareholders from taking action without a formal meeting and, in some instances, take away the shareholder’s right to call a special meeting.

Capitalization
Authorization of New Common Shares
We support reasonable increases in authorized shares when the company has articulated a need (for example, a stock split or recapitalization). Even so, we are aware that new shares may dilute the ownership interest of shareholders. Consequently, we generally oppose proposals that would more than double the number of authorized shares.
Authorization of Blank Check Preferred Shares
“Blank check” preferred shares give the board complete discretion to set terms (including voting rights). Such shares may have voting rights far in excess of those held by common stockholders. We generally oppose proposals that allow a board to issue preferred shares without prior shareholder approval, as well as proposals that allow the board to set the terms and voting rights of preferred shares at their discretion.
A request for preferred shares where the voting rights are equal to existing common stock shares, however, would generally be supported.
Compensation and Benefit Plans
Option Plans
Option plans are complicated and many factors are considered when evaluating a plan. No factor is determinative; the proxy committees weigh each plan based on protecting shareholder interests and our historical knowledge of the company and its management. Some considerations include:
t	Pricing: We believe options should be priced at 100% of fair market value on the date they are granted (the price shareholders would pay on the open market). We do not generally support options priced at a discount to the market.

t	Repricing: An “out-of-the-money” option is an option whose exercise price is higher than the current price of the stock. We generally have not supported replacing “out-of-the-money” options with new options at a lower exercise price (generally known as “repricing”) because it is not consistent with the purpose of offering options as compensation.

t	Dilution: Dilution is the reduction of voting power, and/or economic interests of existing shareholders due to an increase in shares available for distribution to company employees in lieu of cash compensation. We consider several kinds of dilution: the historical annual dilution of the current plan, the potential dilution of the proposed plan and the cumulative dilution of all option plans. We tend to oppose plans that result in “excessive” dilution for existing shareholders. Acceptable dilution levels are not rigidly defined, but will be a function of: (i) the stage of the company’s lifecycle (embryonic to mature), (ii) the size of the company in terms of market capitalization, (iii) the historical growth rate of sales and earnings and (iv) to a lesser degree, extenuating circumstances related to the company’s industry. In addition, greater dilution can be tolerated when options are awarded to all employees, instead of limiting awards to top-level management. We generally oppose evergreen plans (which provide for an annual increase of shares available for award without future shareholder approval).

Restricted Stock Plans
We support restricted stock plans when such grants replace cash compensation without increasing the historical cash award and when the amount of restricted stock available for distribution represents a reasonable percentage of overall equity awards.
Non-Employee Director Compensation
We generally support equity-based compensation for non-employee directors that aligns their interests with shareholders. Such plans must be reasonable in size, have fair market value option grants and not create excess total compensation (subject to the same limitations as executive incentive plans). We also review the mix of options or stock awards to cash compensation. We believe that compensation packages should be structured to attract, motivate and retain qualified directors. However, excessive board compensation can undermine the board’s independence.
Employee Stock Purchase Plans
These plans are designed to allow employees to purchase stock at a discount price and to receive favorable tax treatment when the stock is sold. In many cases, the price is 85% of the market value of the stock. These plans are broad-based and have relatively low caps on the amount of stock that may be purchased by a single employee. We generally support these types of plans.
Shareholder Proposals Regarding Executive Compensation
Caps on Executive Pay
In general, we oppose shareholder proposals that seek to set limits on executive compensation because competitive compensation packages are necessary to attract, motivate and retain executives. Shareholder proposals on this issue tend to specify arbitrary compensation criteria.
Requests for Additional Disclosure Concerning Executive Pay
In general, we oppose shareholder requests for disclosure beyond regulatory requirements. We believe that additional disclosure is often unwarranted and costly and can have other disadvantages. We also believe that the current regulatory requirements for disclosure of executive compensation are appropriate.
Performance-Based Senior Executive Stock Option Grants
From time to time, shareholder proposals attempt to link performance-based options to an industry or peer group index rather than the market as a whole. Generally, we support the concept of linking pay to the company’s stock performance. However, we typically do not support shareholder requests to link stock option grants to the performance of a specific peer group or an industry index, but prefer that compensation committees retain the flexibility to propose an appropriate index.
Other Executive Pay Restrictions or Freezes
We decide these issues based on whether they are in the interests of shareholders. Such proposals include: terminating the company’s option or restricted stock programs; freezing executive pay during periods of large layoffs; establishing a maximum ratio between the highest paid executive and lowest paid employee; and linking executive pay to social criteria.

Expensing of Stock Options on the Company’s Financial Statements
We generally support shareholder proposals to expense stock options. While we acknowledge that there currently is no uniform methodology for expensing options, we believe that such expensing is appropriate. Among other things, we believe that expensing presents a more accurate picture of the company’s financial results, and that companies will be more conservative when granting options if the awards are an expense item.
Executive Severance Agreements (“Golden Parachutes”)
Generally, we support proposals that require shareholder approval of executive severance agreements, largely because of the trend toward excessive severance benefits (known as “golden parachutes”). If an executive leaves for reasons related to poor performance, allowing a generous “parting gift” seems contrary to good corporate governance.
Other Shareholder Proposals
Social Issues
When evaluating social proposals relating to issues such as human rights, labor and employment, the environment, and smoking and tobacco, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders, the specific circumstances at each individual company, and the current policies and practices of the company.
Non-U.S. Issuers
We vote non-U.S. proxies whenever practicable, and considering the benefits of voting against the costs. While the procedures for non-U.S. proxies are similar to those of U.S. proxies, we utilize an expedited review process for these proxies. This is because we typically receive proxies from non-U.S. companies just prior to the meeting, although progress has been made in increasing the amount of time given to consider and cast a vote. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy voting period. We may choose, due to liquidity issues, not to subject shares to such restrictions and thus may not vote some shares.
Votes are based on predetermined guidelines for each country and type of proposal. Also, an analyst is consulted whenever the issue is not a standard one. Proxy summaries are prepared and circulated to the proxy committees if there is sufficient time and information available. We make a special effort to prepare summaries for proxies that contain controversial issues. In voting non-U.S. proxies, we take into consideration differences in practice, regulations and the laws of the various countries. We generally will abstain from voting when there is not sufficient information to allow an informed decision.

Davis Selected Advisers, LP
(“Davis Advisors”)
Proxy Voting Policies and Procedures
Amended as of June 2, 2006

I. Introduction
Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.
Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.
Davis Advisors has established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
II. Guiding Principles
Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s board, as well as exercise their right to grant or withhold approval for actions proposed by the board of directors or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:
Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.
Other factors which we consider may include:
(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.
(b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.
(c) Preserve and expand the power of shareholders in areas of corporate governance — Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.
(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.
Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Exhibit A, “Detailed Proxy Voting Policies” provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.
III. Fiduciary Duties of Care and Loyalty
Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, Davis Advisors must act in the best interest of the client and not in its own interest.
When Davis Advisors has been granted the authority to vote client proxies, Davis Advisors owes the client the duties of “care” and “loyalty”:
(1) The duty of care requires Davis Advisors to monitor corporate actions and vote client proxies if it has undertaken to do so.
(2) The duty of loyalty requires Davis Advisors to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client’s interest to Davis Advisors’ own interests.
IV. Detailed Proxy Voting Policies
     Section II, “Guiding Principles” describe Davis Advisors’ pre-determined proxy voting policies. Exhibit A, Detailed Proxy Voting Policies provides greater insight into specific factors which Davis Advisors may sometimes consider.
V. Ensuring Proxies are Voted
The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if Davis Advisors has been assigned the right to vote the proxies.
Scope. If a client has not authorized Davis Advisors to vote its proxies, then these Policies and Procedures shall not apply to that client’s account. The scope of Davis Advisors’ responsibilities with respect to voting proxies are ordinarily determined by Davis Advisors’ contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.
Cost/Benefit Analysis. Davis Advisors is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client’s best interest, such as when Davis Advisors determines that the cost of voting the proxy exceeds the expected benefit to the client. Davis Advisors shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.
Davis Advisors is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company’s shares are no longer held by Davis Advisors clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients’ holdings.
Practical Limitations Relating To Proxy Voting While Davis Advisors uses it best efforts to vote proxies, it may not be practical or possible to vote every client proxy. For example, (i) when a client has loaned securities to a third party and Davis Advisors or the client is unable to recall the securities before record date; (ii) if Davis does not receive the proxy ballot/statement in time to vote the proxy; or (iii) if Davis is unable to meet the requirements necessary to vote foreign securities (e.g., shareblocking).
Errors by Proxy Administrators. Davis Advisors may use a proxy administrator or administrators to cast its proxy votes. Errors made by these entities may be beyond Davis’ Advisors’ control to prevent or correct.
Record of Voting
The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Guiding Principles.
VI. Identifying and Resolving Potential Conflicts of Interest
Potential Conflicts of Interest
A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between Davis Advisors’ interests and those of its clients, Davis Advisors will consider:
(1) Whether Davis Advisors has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Davis Advisors may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to Davis Advisors. Such business could include managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or
(2) Whether there are any business or personal relationships between a Davis Advisors employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.
Identifying Potential Conflicts of Interest
The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.
Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote. A conflict will be deemed material If (i) Davis Advisors’ clients control more than 2 1/2% of the voting company’s eligible vote; and (ii) more than
2 1/2% of Davis Advisors’ assets under management are controlled by the voting company. If either part of this two part test is not met, then the conflict will be presumed to be immaterial. Materiality will be judged by facts reasonably available to Davis Advisors at the time the materiality determination is made and Davis Advisors is not required to investigate remote relationships or affiliations.

Resolving Potential Conflicts of Interest
The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:
(1) Votes consistent with the Guiding Principles listed in Section II. are presumed to be consistent with the best interests of clients;
(2) Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy;
(3) Davis Advisors may obtain guidance from an independent third party;
(4) The potential conflict may be immaterial; or
(5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.
VII. Proxy Oversight Group
Davis Advisors has established a Proxy Oversight Group, a committee of senior Davis Advisors officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:
(1) Establishes, amends, and interprets proxy voting policies and procedures; and
(2) Resolves conflicts of interest identified by the Compliance Department.
Composition of the Proxy Oversight Group
The following are the members of the Proxy Oversight Group. Davis Advisors’:
(1) A Proxy Analyst as designated by the Chief Investment Officer from time to time;
(2) Davis Advisors’ Chief Compliance Officer; and
(3) Davis Advisors’ Chief Legal Officer.
Two or more members shall constitute a quorum. Meetings may be held by telephone. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.
VIII. Shareholder Activism
Davis Advisors’ fiduciary duties to its clients do not necessarily require Davis Advisors to become a “shareholder activist.” As a practical matter, Davis Advisors will determine whether to engage in management discussion based upon its costs and expected benefits to clients.
Prior to casting a single vote, Davis Advisors may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Davis Advisors may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Davis Advisors’ clients.
IX. Obtaining Copies of Davis Advisors’ Proxy Voting Policies and Procedures and/or How Proxies Were Voted
Davis Advisors’ clients may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures and/or a record of how their own proxies were voted by writing to:
Davis Selected Advisers, L.P.
Attn: Chief Compliance Officer
2949 East Elvira Road, Suite 101
Tucson, Arizona, 85706

Information regarding how mutual funds managed by Davis Advisors voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds’ website (http://www.davisfunds.com, http://www.selectedfunds.com, and http://www.clipperfund.com) and also on the SEC’s website at http://www.sec.gov.
No party is entitled to obtain a copy of how proxies other than their own were voted without valid government authority.
X. Summary of Proxy Voting Policies and Procedures
Davis Advisors shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of Davis Advisors’ Proxy Voting Policies and Procedures. This summary shall be included in Davis Advisors’ Form ADV Part II, which is delivered to all new clients.
XI. Records
Davis Advisors’ Chief Compliance Officer shall retain for the legally required periods the following records:
(a) Copies of Davis Advisors’ Proxy Voting Policies and Procedures and each amendment thereof;
(b) Proxy statements received regarding client securities;
(c) Records of votes Davis Advisors cast on behalf of clients;
(d) Records of written client requests for proxy voting information and Davis Advisors’ response; and
(e) Any documents prepared by Davis Advisors that were material to making a decision how to vote, or that memorialized the basis of the decision.
XII. Amendments
Davis Advisors’ Proxy Oversight Group may amend these Proxy Voting Policies and Procedures from time to time. Clients shall be notified of material changes.

Exhibit A
Davis Selected Advisers, L.P.
Detailed Proxy Voting Policies
As Amended: June 2, 2006
The Guiding Principles control Davis Advisors’ Proxy Voting. Davis Advisors attempts to votes proxies in conformance with the Guiding Principles articulated in Section II of the Proxy Voting Policies and Procedures.
Following is additional explanation of the analysis which Davis Advisors may conduct when applying these Guiding Principles to specific proxy votes. We will NOT vote as indicated below if, in our judgment, the result would be contrary to our Guiding Principles.
I. The Board of Directors
II. Executive Compensation
III. Tender Offer Defenses
IV. Proxy Contests
V. Proxy Contest Defenses
VI. Auditors
VII. Miscellaneous Governance Provisions
VIII. State of Incorporation
IX. Mergers and Corporate Restructuring
X. Social and Environmental Issues
XI. Capital Structure
I. The Board of Directors
A. Voting on Director Nominees in Uncontested Elections
(1) We generally vote with management in the routine election of Directors. As Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees may be shaped by our assessment of a director’s record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors’ performance in this area. In assessing a director’s performance in selecting and evaluating management, the primary consideration is the company’s long-term track record of creating value for shareholders. In terms of their record on compensation, long-term results will also be a key consideration. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management’s performance. Appropriate hurdles may include the company’s performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.
(2) In addition, we believe that stock option re-pricings and exchanges sever the alignment of employee and shareholder interests. Therefore, we will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.
(3) Directors also bear responsibility for the presentation of a company’s financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Such policies may include reasonable pension return assumptions and appropriate accounting for stock based compensation, among others.
(4) In voting on director nominees, we may also consider the following factors in order of importance:

(i) long-term corporate performance:;
(ii) nominee’s business background and experience;
(iii) nominee’s investment in the company:
(iv) nominee’s ethical track record:
(v) whether a poor record of long term performance resulted from poor management or from factors outside of managements control:
(vi) corporate governance provisions and takeover activity (discussed in Sections III and IV):
(vii) interlocking directorships: and
(viii) other relevant information
B. Majority Voting.
We will generally vote for proposals that require a majority vote standard whereby directors must submit their resignation for consideration by the board of directors when they receive less than a majority of the vote cast.
We will review on a case-by-case basis proposals that require directors to receive greater than a majority of the vote cast in order to remain on the board.
C. Cumulative Voting.
We may either support or vote against cumulative voting depending on the specific facts and circumstances.
B. Classification/Declassification of the Board
We generally vote against proposals to classify the board.
We generally vote for proposals to repeal classified boards and to elect all directors annually.
II. Executive Compensation
A. Stock Options, Bonus Plans.
In general, we consider executive compensation such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effects. While we generally support management proposals, we oppose compensation plans which we consider to be excessive.
We believe in paying for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.
1. Over the long-term, what is the minimum level of shareholder returns below which management’s performance would be considered poor?
•    Performance below that of the S&P 500.
•    Performance below a pre-selected group of competitors.
•    Performance below the company’s cost of equity capital.
2. Does the company’s proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is “yes,” as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate — or actually do not go up at all but are simply volatile — over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned. To the extent that long-term incentive compensation proposals are put to a vote, we will examine the long-term track record of the management team, past compensation history, and use of appropriate performance hurdles.
We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices. We will generally vote against multi-year authorizations of shares to be used for compensation unless the company’s past actions have been consistent with these policies. We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.
B. Positive Compensation Practices.
Examples of the positive compensation practices we look for in both selecting companies and deciding how to cast our proxy votes include:
(1) A high proportion of compensation derived from variable, performance-based incentives;
(2) Incentive formulas that cut both ways , allowing for outsized pay for outsized performance but ensuring undersized pay when performance is poor;
(3) Base salaries that are not excessive;
(4) Company-wide stock-based compensation grants that are capped at reasonable levels to limit dilution;
(5) Stock-based compensation that appropriately aligns management incentives with shareholders, with a strong preference for equity plans that have a cost-of-capital charge or escalating strike price feature as opposed to ordinary restricted stock or plain vanilla options;
(6) Appropriate performance targets and metrics, spelled out in detail in advance of the performance period;
(7) Full and clear disclosure of all forms of management compensation and stock ownership (including full listing of the dollar value of perquisites, value of CEO change of control and termination provisions, pensions, and detail on management’s direct ownership of stock vs. option holdings, ideally presented in a format that is easy to compare and tally rather than tucked away in footnotes);
(8) Compensation committee members with the experience and wherewithal to make the tough decisions that frequently need to be made in determining CEO compensation;
(9) Policies that require executives to continue holding a meaningful portion of their equity compensation after vesting/exercise;
(10) Appropriate cost allocation of charges for stock-based compensation;
(11) Thoughtful evaluation of the present value tradeoff between options, restricted stock and other types of compensation; and
(12) Compensation targets that do not seek to provide compensation above the median of the peer group for mediocre performance. We believe this has contributed to the unacceptably high rates of CEO pay inflation.
III. Tender Offer Defenses
A. POISON PILLS
We will generally vote against management proposals to ratify a poison pill.
We will generally vote for shareholder proposals to redeem a poison pill.

B. Fair Price Provisions
We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C. Greenmail
We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
D. Pale Greenmail
We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.
E. Unequal Voting Rights
We will generally vote against dual class exchange offers.
We will generally vote against dual class recapitalizations.
F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
G. Supermajority Shareholder Vote Requirement to Approve Mergers
We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
H. White Squire Placements
We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

IV. Proxy Contests
A. Voting for Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:
•    long-term financial performance of the target company relative to its industry
•    management’s track record
•    background to the proxy contest
•    qualifications of director nominees (both slates)
•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
•    stock ownership positions
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

V. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
We will generally vote against proposals to classify the board.
We will generally vote for proposals to repeal classified boards and to elect all directors annually.
B. Shareholder Ability to Remove Directors
We will generally vote against proposals that provide that directors may be removed only for cause.
We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.
We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.
C. Cumulative Voting
See discussion under “The Board of Directors”.
D. Shareholder Ability to Call Special Meetings
We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.
We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent
We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
We will generally vote for proposals to allow or make easier shareholder action by written consent.
F. Shareholder Ability to Alter the Size of the Board
We will generally vote for proposals that seek to fix the size of the board.
We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.

VI. Auditors
A. Ratifying Auditors
We will generally vote for proposals to ratify auditors, unless any of the following apply:
•    An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent,
•    Fees for non-audit services are excessive, or
•    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
     We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company (Sarbanes-Oxley mandates that the partners on a company’s audit engagement be subject to five-year term limits).
VII. Miscellaneous Governance Provisions
A. Confidential Voting
We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
We will generally vote for management proposals to adopt confidential voting.
B. Equal Access
We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
C. Bundled Proposals
We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.
D. Shareholder Advisory Committees
We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E. Stock Ownership Requirements
We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.
F. Term of Office and Independence of Committees
We will generally vote against shareholder proposals to limit the tenure of outside directors.
We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.
We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.
We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
We will generally vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.
H. Charitable Contributions
We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.
I. AGE LIMITS
WE WILL GENERALLY VOTE AGAINST SHAREHOLDER PROPOSALS TO IMPOSE A MANDATORY
RETIREMENT AGE FOR OUTSIDE DIRECTORS.
J. BOARD SIZE
We will generally vote for proposals seeking to fix the board size or designate a range for the board size.
We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
K. Establish/Amend Nominee Qualifications
We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
We will generally vote against shareholder proposals requiring two candidates per board seat.
L. FILLING VACANCIES/REMOVAL OF DIRECTORS
We will generally vote against proposals that provide that directors may be removed only for cause.
We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.
We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

M. OBRA-Related Compensation Proposals
•    Amendments that Place a Cap on Annual Grant or Amend Administrative Features
We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
•    Amendments to Added Performance-Based Goals
We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
•    Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.
•    Approval of Cash or Cash-and-Stock Bonus Plans
We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.
N. Shareholder Proposals to Limit Executive and Director Pay
We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.
We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
O. Golden and Tin Parachutes
We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
P. Employee Stock Ownership Plans (ESOPs)
We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).
Q. 401(k) Employee Benefit Plans
We will generally vote for proposals to implement a 401(k) savings plan for employees.

R. Stock Plans in Lieu of Cash
We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.
We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.
We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.
S. Director Retirement Plans
We will generally vote against retirement plans for non-employee directors.
WE WILL GENERALLY VOTE FOR SHAREHOLDER PROPOSALS TO ELIMINATE RETIREMENT
PLANS FOR NON-EMPLOYEE DIRECTORS.

VIII. State of Incorporation
A. Voting on State Takeover Statutes
We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
B. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation are examined on a case-by-case basis.
IX. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:
•    anticipated financial and operating benefits
•    offer price (cost vs. premium)
•    prospects of the combined companies
•    how the deal was negotiated
•    changes in corporate governance and their impact on shareholder rights
B. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.
C. Spin-offs
Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
D. Asset Sales
Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
E. Liquidations
Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
F. Appraisal Rights
We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.
G. Changing Corporate Name
We will generally vote for changing the corporate name.

X. Social and Environmental Issues
Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.
XI. Capital Structure
A. Common Stock Authorization
We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
We use quantitative criteria that measure the number of shares available for issuance after analyzing the company’s industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company’s peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an “allowable increase” for the company is set. The top quartile performers will have the largest allowable increase.
If the requested increase is greater than the “allowable increase” we will generally vote against the proposal.
B. Reverse Stock Splits
We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. Blank Check Preferred Authorization
We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.
D. Shareholder Proposals Regarding Blank Check Preferred Stock
We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
E. Adjust Par Value of Common Stock
We will generally vote for management proposals to reduce the par value of common stock.
F. Preemptive Rights
We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.
G. Debt Restructurings
We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:
•    Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•    Change in Control — Will the transaction result in a change in control of the company?
•    Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?
Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs
We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. DUAL-CLASS STOCK
We will generally vote against proposals to create a new class of common stock with superior voting rights.
We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:
•    It is intended for financing purposes with minimal or no dilution to current shareholders.
•    It is not designed to preserve the voting power of an insider or significant shareholder.
J. Issue Stock for Use with Rights Plan
WE WILL GENERALLY VOTE AGAINST PROPOSALS THAT INCREASE AUTHORIZED COMMON
STOCK FOR THE EXPLICIT PURPOSE OF IMPLEMENTING A SHAREHOLDER RIGHTS PLAN (POISON PILL).
K. Preferred Stock
We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
We will generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
L. RECAPITALIZATION
We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.
M. Reverse Stock Splits
We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.
N. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
WE WILL GENERALLY VOTE FOR MANAGEMENT PROPOSALS TO INCREASE THE COMMON
SHARE AUTHORIZATION FOR A STOCK SPLIT OR SHARE DIVIDEND, PROVIDED THAT THE
INCREASE IN AUTHORIZED SHARES WOULD NOT RESULT IN AN EXCESSIVE NUMBER OF SHARES
AVAILABLE FOR ISSUANCE.
O. Tracking Stock
Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

DIMENSIONAL FUND ADVISORS LP PROXY VOTING POLICY SUMMARY
     Dimensional Fund Advisors LP (“Dimensional”) has adopted Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”), which Dimensional will apply to the Fund(s) sub-advised by Dimensional. The Voting Guidelines have been developed by Institutional Shareholder Services, an independent third party service provider (“ISS”), except with respect to certain matters for which Dimensional has modified the standard ISS voting guidelines. A concise summary of the Voting Guidelines is provided below under the heading “Dimensional Voting Guidelines Summary.”
     The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of the Funds, including all authorized traders of Dimensional.
     Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of the Funds as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of the Funds in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Funds, and the interests of Dimensional or its affiliates. If the Corporate Governance Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, Dimensional, prior to voting, will fully disclose the conflict to the Board of Directors/Trustees of the applicable Fund, or an authorized committee of such Board, and vote the proxy in accordance with the direction of the Board or its authorized committee.
     Dimensional will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the Fund would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of the Fund.
     Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of a Fund and which seeks to maximize the value of that Fund’s investments. In some cases, Dimensional may determine that it is in the best interests of a Fund to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the Fund’s investment and that it is in the Fund’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient period of time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.
     With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Fund associated with voting. Dimensional determines whether to vote proxies of non-U.S. companies on a country-by-country and portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect Dimensional ‘s decision of whether or not to vote. In the event Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a Fund, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, Dimensional will make every reasonable effort to vote such proxies.
     Dimensional has retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Funds; and provides reports concerning the proxies voted. Although Dimensional may consider the recommendations of ISS on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

Dimensional Voting Guidelines Summary
U.S. Proxy Voting
The following is a concise summary of the Voting Guidelines for voting U.S. proxies.
1. Operational Items:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors:
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
–	Degree to which absences were due to an unavoidable conflict;

–	Pattern of absenteeism; and

–	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;*

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

*	Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);
The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
–	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

–	serves as liaison between the chairman and the independent directors;

–	approves information sent to the board;

–	approves meeting agendas for the board;

–	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

–	has the authority to call meetings of the independent directors;

–	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
–	Egregious compensation practices;

–	Multiple related-party transactions or other issues putting director independence at risk;

–	Corporate and/or management scandals;

–	Excessive problematic corporate governance provisions; or

–	Flagrant board or management actions with potential or realized negative impact on shareholders.
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.
Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).
Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:
•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.
If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.
In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.
Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.
In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
5. Mergers and Corporate Restructurings
Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by ISS’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by ISS’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:
•	Egregious employment contracts — Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:
–	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

–	Reimbursement of income taxes on executive perquisites or other payments;

–	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts:
–	Inclusion of additional years of service not worked that result in significant payouts;

–	Inclusion of performance-based equity awards in the pension calculation;
•	New CEO with overly generous new hire package:
–	Excessive “make whole” provisions;

–	Any of the poor pay practices listed in this policy;
•	Excessive severance and/or change in control provisions:
–	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

–	Payments upon an executive’s termination in connection with performance failure;

–	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

–	New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

–	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

–	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

–	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;
•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:
–	Unclear explanation of how the CEO is involved in the pay setting process;

–	Retrospective performance targets and methodology not discussed;

–	Methodology for benchmarking practices and/or peer group not disclosed and explained;
•	Internal Pay Disparity:
–	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);
•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.
Other Compensation Proposals and Policies
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.
For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:
Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Employee Stock Purchase Plans— Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price. Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

–	Rigorous stock ownership guidelines, or

–	A holding period requirement coupled with a significant long-term ownership requirement, or

–	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.
9. Corporate Social Responsibility (CSR) Issues
Overall Approach
When evaluating social and environmental shareholder proposals, ISS considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Genetically Modified Ingredients
Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.
Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.
Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:
•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.
Climate Change
Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:
•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:
•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

Non-U.S. Proxy Voting
The following is a concise summary of the Voting Guidelines for voting non-U.S. proxies.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;
•	The auditors are being changed without explanation; or
•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
ISS Classification of Directors — International Policy 2009

Executive Director
• Employee or executive of the company;
• Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
• Any director who is attested by the board to be a non-independent NED;
• Any director specifically designated as a representative of a significant shareholder of the company;
• Any director who is also an employee or executive of a significant shareholder of the company;
• Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
• Government representative;
• Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
• Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
• Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
• Relative[1] of a current employee of the company or its affiliates;
• Relative[1] of a former executive of the company or its affiliates;
• A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
• Founder/co-founder/member of founding family but not currently an employee;

• Former executive (5 year cooling off period);
• Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
Independent NED
• No material[5] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
• Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).
[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5] For purposes of ISS director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-

CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
•	Duration does not exceed 18 months.
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, ISS will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, ISS will support the proposed authority.
In addition, vote AGAINST any proposal where:
•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks;
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:
•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
•	The plan still respects the 10 percent maximum of shares to be kept in treasury.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following: For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
AIM Capital Management Inc.

PROXY POLICIES AND PROCEDURES
(As Amended October 1, 2005)
A. Proxy Policies
          Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.
          I. Boards Of Directors
          A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.
There are some actions by directors that should result in votes being withheld. These instances include directors who:
•   Are not independent directors and (a) sit on the board’s audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;
•   Attend less than 75 percent of the board and committee meetings without a valid excuse;
•   It is not clear that the director will be able to fulfill his function;• Implement or renew a dead-hand or modified dead-hand poison pill;
•   Enacted egregious corporate governance or other policies or failed to replace management as appropriate;
•   Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or
•   Ignore a shareholder proposal that is approved by a majority of the shares outstanding. Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:
•   Long-term financial performance of the target company relative to its industry;
•   Management’s track record;
•   Portfolio manager’s assessment;
•   Qualifications of director nominees (both slates);
•   Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
•   Background to the proxy contest.
          II. Independent Registered Public Accounting Firm
          A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:
          •   It is not clear that the auditors will be able to fulfill their function;

          •   There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
          •   The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.
          III. Compensation Programs
          Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.
          •   We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.
          •   We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.
          •   We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.
          •   We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.
          •   We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.
          IV. Corporate Matters
WE WILL REVIEW MANAGEMENT PROPOSALS RELATING TO CHANGES TO CAPITAL STRUCTURE, REINCORPORATION, RESTRUCTURING AND MERGERS AND ACQUISITIONS ON A CASE BY CASE BASIS, CONSIDERING THE IMPACT OF THE CHANGES ON CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS, ANTICIPATED FINANCIAL AND OPERATING BENEFITS, PORTFOLIO MANAGER VIEWS, LEVEL OF DILUTION, AND A COMPANY’S INDUSTRY AND PERFORMANCE IN TERMS OF SHAREHOLDER RETURNS.
          •   We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.
          •   We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.
          •   We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

          •   We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.
          V. Shareholder Proposals
          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.
          •    We will generally abstain from shareholder social and environmental proposals.
          •    We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.
          •    We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.
          •    We will generally vote for proposals to lower barriers to shareholder action.
          •    We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).
          VI. Other
          •    We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.
          •    We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.
          •    We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.
          AIM’s proxy policies, and the procedures noted below, may be amended from time to time.
          B. Proxy Committee Procedures
          The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.
          The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.
          AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds’ Board of Trustees on a periodic basis regarding issues where AIM’s votes do not follow the recommendation of ISS or another provider because AIM’s proxy policies differ from those of such provider.
In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Trustees:
1. Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.
2. AIM will not publicly announce its voting intentions and the reasons therefore.
3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.
          C. Business/Disaster Recovery
          If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.
          D. Restrictions Affecting Voting
          If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.
          E. Conflicts of Interest
          The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.
          If AIM’s proxy policies and voting record do not guide the proxy committee’s vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds’ Board of Trustees in the next quarterly report.
          If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.
          F. Fund of Funds
          When an AIM Fund (an “Investing Fund”) that invests in another AIM Fund(s) (an “Underlying Fund”) has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.
          G. Conflict In These Policies
          If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM’s advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM’s advisory clients and will inform the Funds’ Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES
T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Proxy Administration
The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.
Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.
T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.
Fiduciary Considerations
T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.
Updated: February 2009

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.
T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:
Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.
Executive Compensation
Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.
Anti-takeover, Capital Structure and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient
Updated: February 2009

governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.
Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Updated: February 2009

PART C
OTHER INFORMATION
Item 23. Exhibits

(a)(1)	Agreement and Declaration of Trust dated September 29, 1988 — previously filed as exhibit (1)(a) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

(a)(2)	Redesignation of Series of Shares dated March 31, 1989 relating to Convertible Securities Trust — previously filed as exhibit (1)(b) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

(a)(3)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated March 31, 1989 relating to Conservative, Moderate and Aggressive Asset Allocation Trusts — previously filed as exhibit (1)(c) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

(a)(4)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated February 1, 1991 relating to Growth & Income Trust — previously filed as exhibit (1)(d) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

(a)(5)	Redesignation of Series of Shares dated April 3, 1991 relating to Bond Trust — previously filed as exhibit (1)(e) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

(a)(6)	Redesignation of Series of Shares dated April 17 1991 relating to U.S. Government Bond Trust — previously filed as exhibit (1)(f) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

(a)(7)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated August 7, 1992 relating to Pasadena Growth Trust, Growth Trust, and Strategic Income Trust — previously filed as exhibit (1)(g) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

(a)(8)	Redesignation of Series of Shares dated April 4, 1993 relating to Growth Trust and Strategic Income Trust — previously filed as exhibit (1)(h) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

(a)(9)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated December 28, 1994 relating to International Growth and Income Trust — previously filed as exhibit (1)(i) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

(a)(10)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated February 1, 1996 relating to Small/Mid Cap Trust— previously filed as exhibit (1)(j) to post-effective amendment no. 34 filed on October 4, 1996, accession number 0000950133-96-002099.

(a)(11)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated February 1, 1996 relating to- International Small Cap Trust — previously filed as exhibit (1)(k) to post-effective amendment no. 34 filed on October 4, 1996, accession number 0000950133-96-002099.

(a)(12)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated July 9, 1996 relating to Growth Trust — previously filed as exhibit (1)(l) to post-effective amendment no. 34 filed on October 4, 1996, accession number 0000950133-96-002099.

(a)(13)	Redesignation of Series of Shares dated October 1, 1996 relating to Pasadena Growth Trust — previously filed as exhibit (1)(m) to post-effective amendment no. 35 filed on December 19, 1996, accession number 0000950135-96-005355.

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(a)(14)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated December 31, 1996 relating to Value, High Yield, International Stock, Science & Technology, Balanced, Worldwide Growth, Emerging Growth, Pilgrim Baxter Growth, Pacific Rim Emerging Markets, Real Estate Securities, Capital Growth Bond, Equity Index, Quantitative Equity, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820, Lifestyle Aggressive 1000 Trusts previously filed as exhibit (a)(14) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(15)	Redesignation of Series of Shares dated December 31, 1996 relating to Value Equity Trust previously filed as exhibit (a)(15) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(16)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated September 30, 1997 relating to Small Company Value Trust — previously filed as exhibit (1)(m) to post-effective amendment no. 39 filed on March 2, 1998, accession number 0000950135-98-001303.

(a)(17)	Amendment dated October 1, 1997 to the Agreement and Declaration of Trust dated September 29, 1988 relating to Trust name change to Manufacturers Investment Trust — previously filed as exhibit (1)(n) to post-effective amendment no. 39 filed on March 2, 1998, accession number 0000950135-98-001303.

(a)(18)	Redesignation of Series of Shares dated November 2, 1998 relating to Emerging Growth Trust previously filed as exhibit (a)(18) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(19)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated May 1, 1999 relating to Small Company Blend, U.S. Large Cap Value, Total Return, International Value and Mid Cap Stock Trusts previously filed as exhibit (a)(19) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(20)	Redesignation of Series of Shares dated May 1, 1999 relating to Conservative Asset Allocation, Moderate Asset Allocation, Small/Mid Cap, International Growth and Income, Global Government Bond, Pilgrim Baxter Growth, Aggressive Asset Allocation, and Equity Trusts previously filed as exhibit (a)(20) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(21)	Termination of Series of Shares dated May 1, 1999 relating to Capital Growth Bond Trust and Worldwide Growth Trust previously filed as exhibit (a)(21) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(22)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated May 1, 2000 relating to Dynamic Growth, Internet Technologies, Tactical Allocation, Mid Cap Index, Small Cap Index, Total Stock Market Index, International Index, and 500 Index Trusts previously filed as exhibit (a)(22) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(23)	Redesignation of Series of Shares dated May 1, 2000 relating to Mid Cap Growth Trust previously filed as exhibit (a)(23) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(24)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated October 31, 2000 relating to Capital Appreciation Trust previously filed as exhibit (a)(24) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(25)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated April 30, 2001 relating to Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Growth, Capital Opportunities, Utilities, Mid Cap Value, and Fundamental Value Trusts previously filed as

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exhibit (a)(25) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(26)	Redesignation of Series of Shares dated April 30, 2001 relating to Mid Cap Blend Trust previously filed as exhibit (a)(26) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(27)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated July 16, 2001 relating to Small-Mid Cap Growth, Small-Mid Cap, International Equity Select, Select Growth, Global Equity Select, Core Value and High Grade Bond Trusts previously filed as exhibit (a)(27) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(28)	Establishment and Designation of Additional Class of Shares dated January 2, 2002 relating to Class A Shares and Class B Shares of beneficial interest previously filed as exhibit (a)(28) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(29)	Redesignation of Class of Shares dated May 1, 2002 relating to Class A Shares and Class B Shares of beneficial interest previously filed as exhibit (a)(29) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(30)	Redesignation of Series of Shares dated November 25, 2002 relating to Growth Trust previously filed as exhibit (a)(30) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(31)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated May 1, 2003 relating to American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, and American Growth-Income Trust previously filed as exhibit (a)(31) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(32)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated May 1, 2003 relating to Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, and Small Cap Opportunities Trusts previously filed as exhibit (a)(32) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(33)	Redesignation of Series of Shares dated May 1, 2003 relating to U.S. Large Cap Value Trust, Capital Opportunities Trust and Tactical Allocation Trust previously filed as exhibit (a)(33) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(34)	Termination of Series of Shares dated May 1, 2003 relating to Telecommunications Trust, Internet Technologies Trust, Mid Cap Growth Trust, and Mid Cap Opportunities Trust previously filed as exhibit (a)(34) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(35)	Establishment and Designation of Additional Class of Shares dated July 1, 2003 relating to Class III Shares of beneficial interest previously filed as exhibit (a)(35) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(36)	Establishment and Designation of Additional Class of Shares dated July 8, 2003 relating to Class I Shares of beneficial interest for American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, and American Growth-Income Trust previously filed as exhibit (a)(36) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

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(a)(37)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated July 28, 2003 relating to Great Companies — America — previously filed as exhibit (a)(37) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(38)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated May 1, 2004 relating to Small Company, Core Equity, Classic Value, Quantitative Value, U.S. Global Leaders Growth, and Strategic Income Trusts previously filed as exhibit (a)(38) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(39)	Redesignation of Series of Shares dated May 1, 2004 relating to Pacific Rim Emerging Markets Trust and Global Equity Trust previously filed as exhibit (a)(39) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)40)	Amendment dated January 1, 2005 to the Agreement and Declaration of Trust dated September 29, 1988 relating to Trust name change to John Hancock Trust previously filed as exhibit (a)(40) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(41)	Establishment and Designation of Additional Class of Shares dated January 25, 2005 relating to Class NAV Shares of beneficial interest previously filed as exhibit (a)(41) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(42)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated January 25, 2005 relating to Money Market B, Index 500 B, International Index A, International Index B, Bond Index A, Bond Index B, Growth & Income II, Mid Value, Small Cap Value, Small Cap Growth, Overseas Equity, Active Bond, Short-Term Bond, and Managed Trusts previously filed as exhibit (a)(42) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(43)	Amendment dated April 29, 2005 to the Agreement and Declaration of Trust dated September 29, 1988 relating to amending and restating of Article IV, Section 4.1 previously filed as exhibit (a)(43) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(44)	Amendment dated April 29, 2005 to the Agreement and Declaration of Trust dated September 29, 1988 relating to amending and restating of Article VII, Section 7.2 previously filed as exhibit (a)(44) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(45)	Establishment and Designation of Additional Class of Shares dated April 29, 2005 relating to Class IIIA Shares of beneficial interest previously filed as exhibit (a)(45) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(46)	Establishment and Designation of Additional Series of Shares dated April 29, 2005 relating to Small Cap, International Opportunities, Core Bond, U.S. High Yield Bond, and Large Cap Trusts previously filed as exhibit (a)(46) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(47)	Termination of Series of Shares dated May 2, 2005 relating to Select Growth, Core Value, Small-Mid Cap, Small-Mid Cap Growth, High, Grade Bond, Global Equity Select, International Equity Select, and Great Companies- America Trusts previously filed as exhibit (a)(47) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(48)	Termination of Series of Shares dated May 2, 2005 relating to Strategic Growth, Small Company Blend, Overseas, Equity Index, Diversified Bond, and Aggressive Growth Trusts previously filed as exhibit (a)(48) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

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(a)(49)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated July 29, 2005 relating to American Bond Trust previously filed as exhibit (a)(49) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(50)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated October 12, 2005 relating to Small Company Growth, Growth Opportunities, Value Opportunities, Vista, Intrinsic Value, Growth, U.S. Multi Sector, International Growth, Spectrum Income, and Value & Restructuring Trusts previously filed as exhibit (a)(50) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(51)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated January 30, 2006 relating to Index Allocation Trust — previously filed as exhibit (a) (43) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(52)	Redesignation of Series of Shares dated April 28, 2006 relating to Lifestyle Trusts, Growth & Income Trust, Growth & Income Trust II, and International Stock Trust — previously filed as exhibit (a) (40) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(53)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated April 28, 2006 relating to International Small Company, Real Estate Equity, Mid Cap Value Equity, Global Real Estate, Absolute Return, and High Income Trusts — previously filed as exhibit (a) (42) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(54)	Termination of Series of Shares dated May 2, 2006 relating to Large Cap Growth Trust — previously filed as exhibit (a) (41) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(55)	Redesignation of Series of Shares dated June 30, 2006 relating to International Index Trust A and International Index Trust B previously filed as exhibit (a)(55) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(56)	Termination of Class of Shares dated September 29, 2006 relating to Class III Shares and Class IIIA beneficial interest for Lifestyle Trusts — previously filed as exhibit (a) (45) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(57)	Termination of Series of Shares dated December 5, 2006 relating to Mid Cap Core Trust and Strategic Value Trust — previously filed as exhibit (a) (46) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(58)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated April 30, 2007 relating to Small Cap Intrinsic Value, Founding Allocation, Income, Mutual Shares, Mid Cap Intersection, Emerging Markets Value, American Asset Allocation, American Global Growth, American Global Small Capitalization, American High-Income Bond, and American New World Trusts previously filed as exhibit (a)(58) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(59)	Termination of Series of Shares dated May 3, 2007 relating to Strategic Opportunities Trust previously filed as exhibit (a)(59) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(60)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated October 25, 2007 relating to American Fundamental Holdings Trust and American Global Diversification Trust previously filed as exhibit (a)(60) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

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(a)(61)	Termination of Series of Shares dated November 21, 2007 relating to Special Value Trust previously filed as exhibit (a)(61) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(62)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated December 14, 2007 relating to Floating Rate Income Trust, Global Asset Allocation Trust and Lifecycle Portfolios previously filed as exhibit (a)(62) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(63)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated April 28, 2008 relating to Disciplined Diversification Trust, Capital Appreciation Value Trust, and Growth Equity Trust previously filed as exhibit (a)(63) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(64)	Termination of Series of Shares dated May, 9, 2008 relating to U.S. Global Leaders Growth Trust, Growth & Income Trust, Quantitative Mid Cap Trust, and Dynamic Growth Trust previously filed as exhibit (a)(64) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(65)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated July 9, 2008 relating to American Diversified Growth & Income Trust previously filed as exhibit (a)(65) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(66)	Redesignation of Series of Shares dated July 9, 2008 relating to Quantitative Value Trust, Global Asset Allocation Trust, and Quantitative All Cap Trust previously filed as exhibit (a)(66) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(a)(67)	Establishment and Designation of Additional Series of Shares of Beneficial Interest September 26, 2008 relating to BlackRock Global Allocation Trust, Alpha Opportunities Trust, and Smaller Company Growth Trust dated previously filed as exhibit (a)(67) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(b)	Revised By-laws of the Trust dated June 30, 2006 — previously filed as exhibit (b)(2) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(b)(1)	Amendment dated December 13, 2006 to the By-laws of the Trust, dated June 30, 2006 — previously filed as exhibit (b)(3) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(c)	Specimen Share Certificate — previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

(d)(1)	Amended and Restated Advisory Agreement dated September 26, 2008 between John Hancock Trust and John Hancock Investment Management Services, LLC previously filed as exhibit (d)(1) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(1)(A)	Chief Compliance Officer Services Agreement between the CCO, John Hancock Trust, and John Hancock Investment Management Services, LLC dated October 10, 2008 previously filed as exhibit (d)(1)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(1)(B)	Amendment dated December 19, 2008 to Amended and Restated Advisory Agreement dated September 26, 2008 regarding Short Term Government Income Trust, between John Hancock Trust and John Hancock Investment Management Services, LLC previously filed as exhibit

6

(d)(1)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(1)(C)	Amendment to Amended and Restated Advisory Agreement regarding Balanced Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Core Allocation Trust, Core Balanced Trust, Core Disciplined Diversification Trust and International Index Trust, between John Hancock Trust and John Hancock Investment Management Services, LLC previously filed as exhibit (d)(1)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(2)	Subadvisory Agreement dated May 1, 2004 relating to Small Company Trust, between the Adviser and American Century Investment Management, Inc. previously filed as exhibit (d)(2) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(2)(A)	Amendment dated October 17, 2005 to Subadvisory Agreement dated May 1, 2004 relating to addition of Vista Trust, between the Adviser and American Century Investment Management, Inc. previously filed as exhibit (d)(2)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(2)(B)	Amendment dated June 30, 2006 to Subadvisory Agreement dated May 1, 2004 relating to Vista Trust, between the Adviser and American Century Investment Management, Inc. dated June 30, 2006 — previously filed as exhibit (d) (54) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(3)	Subadvisory Agreement dated September 30, 2006 relating to Large Cap Value Trust, between the Adviser and BlackRock Investment Management, LLC previously filed as exhibit (d)(3) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(3)(A)	Amendment dated December 1, 2006 to Subadvisory Agreement dated September 30, 2006 relating to Large Cap Value Trust between the Adviser and BlackRock Investment Management, LLC — previously filed as exhibit (d) (55) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(3)(B)	Participation Agreement dated October 1, 2008, among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company (collectively, “Manulife”), John Hancock Trust (“JHT”), BlackRock Variable Series Funds, Inc., BlackRock Advisors, LLC, and BlackRock Investments, Inc. previously filed as exhibit (d)(3)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(4)	Subadvisory Agreement dated January 25, 1999 relating to Diversified Bond Trust, Income & Value Trust, Small Company Blend Trust, and U.S. Large Cap Trust, between the Adviser and Capital Guardian Trust Company previously filed as exhibit (d)(4) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(4)(A)	Amendment dated December 30, 2001 to Subadvisory Agreement dated January 25, 1999 relating to U.S. Large Cap Value Trust and Diversified Bond Trust, between the Adviser and Capital Guardian Trust Company previously filed as exhibit (d)(4)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(4)(B)	Amendment dated April 29, 2005 to Subadvisory Agreement dated January 25, 1999 relating to addition of Overseas Equity Trust and Managed Trust, between the Adviser and Capital Guardian Trust Company previously filed as exhibit (d)(4)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(4)(C)	Amendment June 30, 2006 to Subadvisory Agreement dated January 25, 1999 relating to Overseas Equity Trust and U.S. Large Cap Trust, between the Adviser and Capital Guardian Trust

7

Company — previously filed as exhibit (d) (56) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(5)	Subadvisory Agreement dated May 30, 2008 relating to Value & Restructuring Trust, between the Adviser and Columbia Management Advisors, LLC previously filed as exhibit (d)(5) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(6)	Subadvisory Agreement dated April 30, 2001 relating to Financial Services Trust and Fundamental Value Trust, between the Adviser and Davis Selected Advisers, L.P. previously filed as exhibit (d)(6) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(6)(A)	Amendment dated April 30, 2005 to Subadvisory Agreement dated April 30, 2001 relating to Financial Services Trust and Fundamental Value Trust, between the Adviser and Davis Selected Advisers, L.P. previously filed as exhibit (d)(6)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(6)(B)	Amendment dated October 17, 2005 to Subadvisory Agreement dated April 30, 2001 relating to Financial Services Trust and Fundamental Value Trust, between the Adviser and Davis Selected Advisers, L.P. previously filed as exhibit (d)(6)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(6)(C)	Amendment dated June 9, 2008 to Subadvisory Agreement dated April 30, 2001 relating to U.S. Core Trust, between the Adviser and Davis Selected Advisers, L.P. previously filed as exhibit (d)(6)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(6)(D)	Amendment dated December 19, 2008 to Subadvisory Agreement dated April 30, 2001 relating to Core Equity Trust, between the Adviser and Davis Selected Advisers, L.P. previously filed as exhibit (d)(6)(D) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(7)	Subadvisory Agreement dated April 29, 2005 relating to Active Bond Trust, Bond Index Trust A, Bond Index Trust B, Managed Trust, and Short-Term Bond Trust, between the Adviser and Declaration Management & Research LLC previously filed as exhibit (d)(7) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(7)(A)	Amendment dated October 17, 2005 to Subadvisory Agreement dated April 29, 2005 relating to Active Bond Trust, Bond Index Trust A, Bond Index Trust B, Managed Trust, and Short-Term Bond Trust, between the Adviser and Declaration Management & Research LLC previously filed as exhibit (d)(7)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(7)(B)	Amendment dated January 3, 2006 to Subadvisory Agreement dated April 29, 2005 relating to Active Bond Trust, Bond Index Trust A, Bond Index Trust B, Managed Trust, and Short-Term Bond Trust, between the Adviser and Declaration Management & Research LLC previously filed as exhibit (d)(7)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(8)	Subadvisory Agreement dated November 23, 2002 relating to All Cap Core Trust, Dynamic Growth Trust, and Real Estate Securities Trust, between the Adviser and Deutsche Asset Management, Inc. previously filed as exhibit (d)(8) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(8)(A)	Amendment dated October 17, 2005 to Subadvisory Agreement dated November 23, 2002 relating to All Cap Core Trust, Dynamic Growth Trust, and Real Estate Securities Trust, between the Adviser and Deutsche Asset Management, Inc. previously filed as exhibit (d)(8)(A) to post-

8

effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(8)(B)	Sub-Subadvisory Agreement dated April 28, 2006 between Deutsche Asset Management (Hong Kong) Limited and RREEF America, L.L.C — previously filed as exhibit (d)(40) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(8)(C)	Sub-Subadvisory Agreement dated April 28, 2006 between Deutsche Asset Management International GMBH and RREEF America, L.L.C — previously filed as exhibit (d)(41) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(8)(D)	Sub-Subadvisory Agreement dated April 28, 2006 between Deutsche Investments Australia Limited and RREEF America, L.L.C — previously filed as exhibit (d)(42) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(8)(E)	Sub-Subadvisory Agreement dated April 28, 2006 between Deutsche Asset Management, Inc. and RREEF America L.L.C — previously filed as exhibit (d)(47) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(8)(F)	Sub-Subadvisory Agreement dated April 28, 2006 between RREEF America L.L.C and RREEF Global Advisers Limited — previously filed as exhibit (d)(48) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(8)(G)	Amendment dated April 28, 2006 to Subadvisory Agreement dated November 23, 2005 relating to Global Real Estate Trust, between the Adviser and Deutsche Asset Management, Inc. — previously filed as exhibit (d)(57) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(8)(H)	Amendment dated June 30, 2006 to Subadvisory Agreement dated November 23, 2005 relating to Dynamic Growth Trust, between the Adviser and Deutsche Asset Management, Inc. — previously filed as exhibit (d)(58) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(8)(I)	Agreement Regarding Transfer of Management Agreement dated November 8, 2006 between Deutsche Asset Management, Inc. (“DAMI”) and Deutsche Investment Management Americas Inc. (“DIMA”) previously filed as exhibit (d)(8)(I) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(9)	Subadvisory Agreement dated April 28, 2006 relating to International Small Company Trust, between the Adviser and Dimensional Fund Advisors Inc. — previously filed as exhibit (d)(43) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(9)(A)	Amendment dated April 30, 2007 to Subadvisory Agreement dated April 28, 2006 relating to addition of Emerging Markets Value Trust, between the Adviser and Dimensional Fund Advisors LP — previously filed as exhibit (d)(73) to post effective amendment no. 76 on October 12, 2007, accession number 0000950135-07-006125.

(d)(9)(B)	Amendment dated April 28, 2008 to Subadvisory Agreement dated April 28, 2006 relating to addition of Disciplined Diversification Trust, between the Adviser and Dimensional Fund Advisors Inc. previously filed as exhibit (d)(9)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(9)(C)	Amendment dated December 19, 2008 to Subadvisory Agreement dated April 28, 2006 relating to addition of Small Cap Opportunities Trust, between the Adviser and Dimensional Fund Advisors

9

LP previously filed as exhibit (d)(9)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(10)	Subadvisory Agreement dated April 30, 2007 relating to Income Trust, between the Adviser and Franklin Advisers, Inc. — previously filed as exhibit (d)(50) to post effective amendment no. 76 on October 12, 2007, accession number 0000950135-07-006125.

(d)(11)	Subadvisory Agreements dated April 30, 2007 relating to Mutual Shares Trust, between the Adviser and Franklin Mutual Advisers, LLC — previously filed as exhibit (d)(50) to post effective amendment no. 76 on October 12, 2007, accession number 0000950135-07-006125.

(d)(12)	Subadvisory Agreements dated April 28, 2008 relating to International Small Cap Trust, between the Adviser and Franklin Templeton Investment Corp. previously filed as exhibit (d)(12) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(13)	Subadvisory Agreements dated September 26, 2008 relating to Smaller Company Growth Trust, between the Adviser and Frontier Capital Management Co., LLC previously filed as exhibit (d)(13) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(14)	Amended and Restated Subadvisory Agreement dated October 17, 2005 relating to Growth, Growth Opportunities, Growth & Income, International Growth, International Stock, Intrinsic Value, Managed, U.S. Multi Sector and Value Opportunities Trusts, between the Adviser and Grantham, Mayo, Van Otterloo & Co. LLC previously filed as exhibit (d)(14) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(15)	Subadvisory Agreement January 28, 1999 relating Aggressive Growth Trust and Mid Cap Growth Trust, between the Adviser and A I M Capital Management, Inc. previously filed as exhibit (d)(15) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(15)(A)	Amendment date December 30, 2001 to Subadvisory Agreement dated January 28, 2001 relating to All Cap Growth Trust, between the Adviser and A I M Capital Management, Inc. previously filed as exhibit (d)(15)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(15)(B)	Amendment dated May 1, 2003 to Subadvisory Agreement dated January 28, 1999 relating to Mid Cap Core Trust, between the Adviser and A I M Capital Management, Inc. — previously filed as exhibit (d)(15)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(15)(C)	Amendment dated October 17, 2005 to Subadvisory Agreement dated January 28, 1999 relating to Small Company Growth Trust, between the Adviser and A I M Capital Management, Inc. previously filed as exhibit (d)(15)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(15)(D)	Amendment dated April 28, 2006 to Subadvisory Agreement dated January 28, 1999 relating to All Cap Growth Trust, between the Adviser and A I M Capital Management, Inc. — previously filed as exhibit (d)(52) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(15)(E)	Amendment dated June 30, 2006 to Subadvisory Agreement dated January 28, 1999 relating to Mid Cap Core Trust between the Adviser and A I M Capital Management, Inc. — previously filed as exhibit (d)(53) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(15)(F)	Amendment dated July 1, 2007 to Subadvisory Agreement dated January 28, 1999 relating to All Cap Growth Trust between the Adviser and A I M Capital Management, Inc. — previously filed

10

as exhibit (d)(76) to post effective amendment no. 76 on October 12, 2007, accession number 0000950135-07-006125.

(d)(15)(G)	Amendment dated June 19, 2008 to Subadvisory Agreement dated January 28, 1999 relating to subadviser name change to Invesco Aim Capital Management, Inc. between the Adviser and A I M Capital Management, Inc. previously filed as exhibit (d)(15)(G) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(15)(H)	Amendment dated September 26, 2008 to Subadvisory Agreement dated January 28, 1999 relating to subadviser use of agents between the Adviser and Invesco Aim Capital Management, Inc. previously filed as exhibit (d)(15)(H) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(16)	Subadvisory Agreement dated November 1, 2000 relating to Capital Appreciation Trust, between the Adviser and Jennison Associates LLC previously filed as exhibit (d)(16) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(16)(A)	Amendment dated October 17, 2005 to Subadvisory Agreement dated November 1, 2001 relating to Capital Appreciation Trust, between the Adviser and Jennison Associates LLC previously filed as exhibit (d)(16)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(16)(B)	Amendment dated April 28, 2006 to Subadvisory Agreement dated November 1, 2001 relating to Capital Appreciation Trust, between the Adviser and Jennison Associates LLC — previously filed as exhibit (d)(60) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(17)	Subadvisory Agreement dated April 30, 2001 relating to All Cap Value Trust and Mid Cap Value Trust, between the Adviser and Lord Abbett & Co. LLC — previously filed as exhibit (d)(1)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(17)(A)	Amendment dated May 1, 2003 to Subadvisory Agreement dated April 30, 2004 relating to All Cap Value Trust, between the Adviser and Lord Abbett & Co. LLC previously filed as exhibit (d)(17)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(17)(B)	Amendment dated October 17, 2005 to Subadvisory Agreement dated April 30, 2004 relating to All Cap Value Trust and Mid Cap Value Trust, between the Adviser and Lord Abbett & Co. LLC previously filed as exhibit (d)(17)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(18)	Subadvisory Agreement dated December 14, 2007 relating to International Opportunities Trust, between the Adviser and Marsico Capital Management, LLC dated April 28, 2006 previously filed as exhibit (d)(18) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(19)	Subadvisory Agreement dated April 28, 2006 relating to Emerging Growth Trust and High Income Trust, between the Adviser and MFC Global Investment Management (U.S.), LLC (formerly Sovereign Asset Management, LLC) — previously filed as exhibit (d)(67) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(19)(A)	Amendment dated April 30, 2007 to Subadvisory Agreement dated April 28, 2006 relating to Small Cap Intrinsic Value Trust, between the Adviser and MFC Global Investment Management (U.S.), LLC — previously filed as exhibit (d)(73) to post effective amendment no. 76 on October 12, 2007, accession number 0000950135-07-006125.

11

(d)(19)(B)	Amendment dated December 29, 2008 to Subadvisory Agreement dated April 28, 2006 relating to Short Term Government Income Trust between the Adviser and MFC Global Investment Management (U.S.), LLC previously filed as exhibit (d)(19)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)	Subadvisory Agreement dated May 1, 2003 between the Adviser and MFC Global Investment Management (U.S.A.) Limited previously filed as exhibit (d)(20) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(A)	Amended and Restated Subadvisory Consulting Agreement dated April 30, 2004 between the Adviser, MFC Global Investment Management (U.S.A.) Limited and Deutsche Asset Management, Inc. previously filed as exhibit (d)(20)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(B)	Amendment dated April 30, 2004 to Subadvisory Agreement dated May 1, 2003 relating to Quantitative Value Trust, between the Adviser and MFC Global Asset Management (U.S.A.) Limited previously filed as exhibit (d)(20)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(C)	Amendment dated April 29, 2005 to Subadvisory Agreement dated May 1, 2003 relating to Money Market Trust B, 500 Index Trust B and Quantitative Value Trust, between the Adviser and MFC Global Asset Management (U.S.A.) Limited previously filed as exhibit (d)(20)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(D)	Amendment dated October 17, 2005 to Subadvisory Agreement dated May 1, 2003 relating to Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, and Lifestyle Conservative 280 Trusts, between the Adviser and MFC Global Asset Management (U.S.A.) Limited previously filed as exhibit (d)(20)(D) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(E)	Amendment dated October 17, 2005 to Amended and Restated Subadvisory Consulting Agreement dated April 30, 2004 relating to Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640, Lifestyle Moderate 460, and Lifestyle Conservative 280 Trusts, between the Adviser, MFC Global Investment Management (U.S.A.) Limited and Deutsche Asset Management, Inc. previously filed as exhibit (d)(20)(E) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(F)	Amendment dated January 30, 2006 to Subadvisory Agreement dated May 1, 2003 relating to Index Allocation Trust, between the Adviser and MFC Global Asset Management (U.S.A.) Limited previously filed as exhibit (d)(20)(F) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(G)	Amendment dated April 28, 2006 to Subadvisory Agreement dated May 1, 2003 relating to Absolute Return Trust, between the Adviser and MFC Global Investment Management (U.S.A.) Limited — previously filed as exhibit (d) (63) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(20)(H)	Subadvisory Consulting Agreement dated December 13, 2006 relating to Absolute Return Trust, between MFC Global Investment Management (U.S.), LLC and MFC Global Investment Management (U.S.A.), Limited previously filed as exhibit (d)(20)(H) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(I)	Amendment dated April 30, 2007 to Subadvisory Agreement dated May 1, 2003 relating to Franklin Templeton Founding Allocation Trust, between the Adviser and and MFC Global Investment Management (U.S.A.) Limited — previously filed as exhibit (d)(73) to post effective amendment no. 76 on October 12, 2007, accession number 0000950135-07-006125.

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(d)(20)(J)	Amendment dated October 29, 2007 to Subadvisory Agreement dated May 1, 2003 relating to American Fundamental Holdings Trust and American Global Diversification Trust, between the Adviser and MFC Global Investment Management (U.S.A), Ltd. — previously filed as exhibit (d)(77) to post effective amendment no. 78 on February 13, 2008 accession number 0000950135-08-000895.

(d)(20)(K)	Amendment dated December 26, 2007 to Subadvisory Agreement dated May 1, 2003 relating to Lifecycle 2010, Lifecycle 2015, Lifecycle 2020, Lifecycle 2025, Lifecycle 2030, Lifecycle 2035, Lifecycle 2040, Lifecycle 2045, Lifecycle 2050, and Lifecycle Retirement Trusts, between the Adviser and MFC Global Investment Management (U.S.A), Ltd. — previously filed as exhibit (d)(78) to post effective amendment no. 78 on February 13, 2008 accession number 0000950135-08-000895.

(d)(20)(L)	Amendment dated December 26, 2007 to Amended and Restated Subadvisory Consulting Agreement dated April 30, 2004 relating to Lifecycle 2010, Lifecycle 2015, Lifecycle 2020, Lifecycle 2025, Lifecycle 2030, Lifecycle 2035, Lifecycle 2040, Lifecycle 2045, Lifecycle 2050, and Lifecycle Retirement Trusts, between the Adviser, MFC Global Investment Management (U.S.A.) Limited and Deutsche Investment Management Americas Inc. previously filed as exhibit (d)(20)(L) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(M)	Amendment dated April 25, 2008 to the Subadvisory Agreement dated May 1, 2003 relating to Quantitative All Cap Trust, between the Adviser and MFC Global Investment Management (U.S.A.) Limited — previously filed as exhibit (d)(85) to post effective amendment no. 79 on April 16, 2008 accession number 0000950135-08-002555.

(d)(20)(N)	Amendment dated April 28, 2008 to the Subadvisory Agreement dated May 1, 2003 relating to Absolute Return Trust, between the Adviser and MFC Global Investment Management (U.S.A.) Limited previously filed as exhibit (d)(20)(N) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(O)	Amendment dated June 27, 2008 to the Subadvisory Agreement dated May 1, 2003 relating to American Diversified Growth & Income, American Fundamental Holdings and American Global Diversification, between the Adviser and MFC Global Investment Management (U.S.A.) Limited previously filed as exhibit (d)(20)(O) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(P)	Amendment dated September 26, 2008 to the Subadvisory Agreement dated May 1, 2003 relating Smaller Company Growth Trust, between the Adviser and MFC Global Investment Management (U.S.A.) Limited previously filed as exhibit (d)(20)(P) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(20)(Q)	Amendment to Subadvisory Agreement relating to Core Fundamental Holdings Trust, Core Global Diversification Trust, Core Allocation Trust, Core Balanced Trust, Core Disciplined Diversification Trust and International Index Trust, between the Adviser and MFC Global Investment Management (U.S.A.) Limited previously filed as exhibit (d)(20)(Q) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(21)	Subadvisory Agreement dated April 30, 2001 relating to Capital Opportunities Trust, Strategic Growth Trust, and Utilities Trust between the Adviser and Massachusetts Financial Services Company previously filed as exhibit (d)(21) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(21)(A)	Amendment October 17, 2005 to Subadvisory Agreement dated April 30, 2001 relating to Strategic Value Trust and Utilities Trust, between the Adviser and Massachusetts Financial Services Company previously filed as exhibit (d)(20)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

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(d)(21)(B)	Amendment dated June 30, 2006 to Subadvisory Agreement dated April 30, 2001 relating to Strategic Value Trust and Utilities Trust, between the Adviser and Massachusetts Financial Services Company — previously filed as exhibit (d) (62) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(22)	Subadvisory Agreement dated December 31, 1996 relating to High Yield Trust and Value Trust, between the Adviser and Miller Anderson & Sherrerd, LLP (assigned to Morgan Stanley Investment Management Inc.) previously filed as exhibit (d)(22) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(22)(A)	Amendment dated December 30, 2001 to Subadvisory Agreement dated December 31, 1996 relating to High Yield Trust and Value Trust, between the Adviser and Miller Anderson & Sherrerd, LLP (assigned to Morgan Stanley Investment Management Inc.) previously filed as exhibit (d)(22)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(22)(B)	Amendment dated October 17, 2005 to Subadvisory Agreement dated December 31, 1996 relating to Value Trust, between the Adviser and Morgan Stanley Investment Management Inc. previously filed as exhibit (d)(22)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(23)	Subadvisory Agreement dated May 1, 2000 relating to Global Bond Trust and Total Return Trust, between the Adviser and Pacific Investment Management Company previously filed as exhibit (d)(23) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(23)(A)	Amendment dated December 30, 2001 to Subadvisory Agreement dated May 5, 2000 relating to Global Return Trust and Total Return Trust, between the Adviser and Pacific Investment Management Company previously filed as exhibit (d)(23)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(23)(B)	Amendment dated May 1, 2003 to Subadvisory Agreement dated May 5, 2000 relating to addition of Real Return Bond Trust, between the Adviser and Pacific Investment Management Company previously filed as exhibit (d)(23)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(23)(C)	Amendment dated June 29, 2007 to Subadvisory Agreement dated May 5, 2000 relating to Real Return Bond Trust, between the Adviser and Pacific Investment Management Company — previously filed as exhibit (d)(74) to post effective amendment no. 76 on October 12, 2007, accession number 0000950135-07-006125.

(d)(23)(D)	Amendment dated April 28, 2008 to Subadvisory Agreement dated May 5, 2000 relating to Total Return Bond Trust, between the Adviser and Pacific Investment Management Company previously filed as exhibit (d)(23)(D) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(24)	Subadvisory Agreement dated September 26, 2008 relating to Smaller Company Growth Trust, between the Adviser and Perimeter Capital Management previously filed as exhibit (d)(24) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(25)	Subadvisory Agreement dated April 28, 2008 relating to Growth Equity Trust, between the Adviser and Rainier Investment Management, Inc. previously filed as exhibit (d)(25) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(26)	Subadvisory Agreement dated April 28, 2006 relating to Emerging Small Company Trust, between the Adviser and RCM Capital Management LLC — previously filed as exhibit (d)(64) to

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post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(26)(A)	Amendment dated October 6, 2006 to Subadvisory Agreement dated April, 28 2006 relating to Science & Technology Trust, between the Adviser and RCM Capital Management LLC — previously filed as exhibit (d) (65) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(27)	Subadvisory Agreement dated April 28, 2006 relating to Mid Cap Value Equity Trust, between the Adviser and RiverSource Investments, LLC — previously filed as exhibit (d) (46) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(28)	Subadvisory Agreement dated April 29, 2005 relating to International Equity Index Trust A and International Equity Index Trust B, between the Adviser and SSgA Funds Management, Inc. previously filed as exhibit (d)(28) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(28)(A)	Amendment dated October 10, 2005 to Subadvisory Agreement dated April 29, 2005 relating to International Equity Index Trust A and International Equity Index Trust B, between the Adviser and SSgA Funds Management, Inc. previously filed as exhibit (d)(28)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(29)	Subadvisory Agreement dated January 28, 1999 between Manufacturers Securities Services, LLC and T. Rowe Price Associates, Inc. previously filed as exhibit (d)(29) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(29)(A)	Amendment dated May 1, 2000 to Subadvisory Agreement dated January 28, 1999 relating to Science & Technology Portfolio, between the Adviser and T. Rowe Price Associates, Inc. previously filed as exhibit (d)(29)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(29)(B)	Amendment dated April 30, 2001 to Subadvisory Agreement dated January 28, 1999 relating to Health Sciences Trust and Small Company Value Trust, between the Adviser and T. Rowe Price Associates, Inc. previously filed as exhibit (d)(29)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(29)(C)	Amendment dated December 30, 2001 to Subadvisory Agreement dated January 28, 1999 relating to Blue Chip Growth Trust and Equity-Income Trust, between the Adviser and T. Rowe Price Associates, Inc. previously filed as exhibit (d)(29)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(29)(D)	Amendment dated April 29, 2005 to Subadvisory Agreement dated January 28, 1999 relating to Mid Value Trust, between the Adviser and T. Rowe Price Associates, Inc. previously filed as exhibit (d)(29)(D) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(29)(E)	Amendment dated October 17, 2005 to Subadvisory Agreement dated January 28, 1999 relating to Spectrum Income Trust, between the Adviser and T. Rowe Price Associates, Inc. previously filed as exhibit (d)(29)(E) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(29)(F)	Amendment dated April 28, 2006 to Subadvisory Agreement dated January 28, 1999 relating to Real Estate Equity Trust, between the Adviser and T. Rowe Price Associates, Inc. — previously filed as exhibit (d) (68) to post effective amendment no. 69 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(29)(G)	Amendment dated October 6, 2006 to Subadvisory Agreement dated January 28, 1999 relating to Science & Technology Trust, between the Adviser and T. Rowe Price Associates, Inc. —

15

previously filed as exhibit (d) (69) to post effective amendment no. 69 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(29)(H)	Amendment dated January 17, 2008 to Subadvisory Agreement dated January 28, 1999 relating to U.S. Global Leaders Growth Trust, between the Adviser and T. Rowe Price Associates, Inc. — previously filed as exhibit (d)(81) to post effective amendment no. 78 on February 13, 2008 accession number 0000950135-08-000895.

(d)(29)(I)	Amendment dated April 28, 2008 to Subadvisory Agreement dated January 28, 1999 relating to Capital Appreciation Value Trust, between the Adviser and T. Rowe Price Associates, Inc. previously filed as exhibit (d)(29)(I) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(29)(J)	Amendment dated December 19, 2008 to Subadvisory Agreement dated January 28, 1999 relating to Small Company Trust and Classic Value Trust, between the Adviser and T. Rowe Price Associates, Inc. previously filed as exhibit (d)(29)(J) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(29)(K)	Amendment dated January 9, 2009 to Subadvisory Agreement dated January 28, 1999 relating to Mid Cap Value Trust, between the Adviser and T. Rowe Price Associates, Inc. previously filed as exhibit (d)(29)(K) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(29)(L)	Amendment to Subadvisory Agreement relating to Balanced Trust, between the Adviser and T. Rowe Price Associates, Inc. previously filed as exhibit (d)(29)(L) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(30)	Subadvisory Agreement dated December 8, 2003 relating to Global Equity Trust, between the Adviser and Templeton Global Advisors, Limited previously filed as exhibit (d)(30) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(30)(A)	Amendment dated April 29, 2005 to Subadvisory Agreement dated December 8, 2003 relating to Global Equity Trust, between the Adviser and Templeton Global Advisors, Limited previously filed as exhibit (d)(30)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(30)(B)	Amendment dated October 17, 2005 to Subadvisory Agreement dated December 8, 2003 relating to Global Equity Trust, between the Adviser and Templeton Global Advisors, Limited previously filed as exhibit (d)(30)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(31)	Subadvisory Agreement dated February 1, 1999 relating to International Value Trust, between the Adviser and Templeton Investment Counsel, Inc. previously filed as exhibit (d)(31) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(31)(A)	Amendment dated May 1, 2003 to Subadvisory Agreement dated February 2, 1999 relating to International Value Trust, between the Adviser and Templeton Investment Counsel, Inc. previously filed as exhibit (d)(31)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(31)(B)	Amendment dated December 8, 2003 to Subadvisory Agreement dated February 2, 1999 relating to International Small Cap Trust, between the Adviser and Templeton Investment Counsel, Inc. previously filed as exhibit (d)(31)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

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(d)(31)(C)	Amendment dated April 29, 2005 to Subadvisory Agreement dated February 2, 1999 relating to International Value Trust, between the Adviser and Templeton Investment Counsel, Inc. previously filed as exhibit (d)(31)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(31)(D)	Amendment dated October 17, 2005 to Subadvisory Agreement dated February 2, 1999 relating to International Small Cap Trust and International Value Trust, between the Adviser and Templeton Investment Counsel, Inc. previously filed as exhibit (d)(31)(D) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(31)(E)	Sub-Subadvisory Agreement dated December 14, 2007, between Templeton Investment Counsel, Inc. and Templeton Global Advisors, Limited previously filed as exhibit (d)(31)(E) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(32)	Subadvisory Agreement dated April 30, 2003 relating to Global Allocation Trust, between the Adviser and UBS Global Asset Management (Americas) Inc. previously filed as exhibit (d)(32) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(32)(A)	Amendment dated April 29, 2005 to Subadvisory Agreement dated April 30, 2003 relating to Large Cap Trust, between the Adviser and UBS Global Asset Management (Americas) Inc. previously filed as exhibit (d)(32)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(32)(B)	Amendment dated October 17, 2005 to Subadvisory Agreement dated April 30, 2003 relating to Global Allocation Trust and Large Cap Trust between the Adviser and UBS Global Asset Management (Americas) Inc. previously filed as exhibit (d)(32)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(32)(C)	Amendment dated June 30, 2006 to Subadvisory Agreement dated April 30, 2003 relating to Large Cap Trust, between the Adviser and UBS Global Asset Management (Americas) Inc. — previously filed as exhibit (d)(70) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(32)(D)	Amendment dated December 19, 2006 to Subadvisory Agreement dated April 30, 2003 relating to Strategic Opportunities Trust, between the Adviser and UBS Global Asset Management (Americas) Inc. — previously filed as exhibit (d)(71) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(33)	Subadvisory Agreement dated January 29, 1999 relating to Growth & Income Trust, Investment Quality Bond Trust, and Mid Cap Stock Trust, between the Adviser and Wellington Management Company, LLP previously filed as exhibit (d)(33) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(33)(A)	Amendment dated December 30, 2001 to Subadvisory Agreement dated January 29, 1999 relating to Growth & Income Trust, Investment Quality Bond Trust, and Mid Cap Stock Trust, between the Adviser and Wellington Management Company, LLP previously filed as exhibit (d)(33)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(33)(B)	Amendment dated May 1, 2003 to Subadvisory Agreement dated January 29, 1999 relating to Natural Resources Trust, between the Adviser and Wellington Management Company, LLP previously filed as exhibit (d)(33)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(33)(C)	Amendment dated April 29, 2005 to Subadvisory Agreement dated January 29, 1999 relating to Small Cap Growth Trust and Small Cap Value Trust, between the Adviser and Wellington

17

Management Company, LLP previously filed as exhibit (d)(33)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(33)(D)	Amendment dated October 17, 2005 to Subadvisory Agreement dated January 29, 1999 relating to removal of Growth & Income Trust, between the Adviser and Wellington Management Company, LLP previously filed as exhibit (d)(33)(D) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(33)(E)	Amendment dated April 30, 2007 to Subadvisory Agreement dated January 29, 1999 relating to Mid Cap Intersection Trust, between the Adviser and Wellington Investment Management — previously filed as exhibit (d)(73) to post effective amendment no. 76 on October 12, 2007, accession number 0000950135-07-006125.

(d)(33)(F)	Amendment dated June 29, 2007 to Subadvisory Agreement dated January 29, 1999 relating to Special Value Trust, between the Adviser and Wellington Management Company, LLP, — previously filed as exhibit (d)(75) to post effective amendment no. 76 on October 12, 2007, accession number 0000950135-07-006125.

(d)(33)(G)	Amendment dated December 14, 2007 to Subadvisory Agreement dated January 29, 1999 relating to Dynamic Growth Trust, between the Adviser and Wellington Management Company, LLP — previously filed as exhibit (d)(57) to post effective amendment no. 78 on February 13, 2008 accession number 0000950135-08-000895.

(d)(33)(H)	Amendment dated January 2, 2008 to Subadvisory Agreement dated January 29, 1999 relating to Global Asset Allocation Trust, between the Adviser and Wellington Management Company, LLP — previously filed as exhibit (d)(79) to post effective amendment no. 78 on February 13, 2008 accession number 0000950135-08-000895.

(d)(33)(I)	Amendment dated September 26, 2008 to Subadvisory Agreement dated January 29, 1999 relating to Alpha Opportunities Trust, between the Adviser and Wellington Management Company, LLP previously filed as exhibit (d)(33)(I) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(34)	Subadvisory Agreement dated April 29, 2005 relating to U.S. High Yield Trust and Core Bond Trust, between the Adviser and Wells Capital Management, Incorporated previously filed as exhibit (d)(34) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(34)(A)	Amendment dated October 17, 2005 to Subadvisory Agreement dated April 29, 2005 relating to U.S. High Yield Trust and Core Bond Trust, between the Adviser and Wells Capital Management, Incorporated previously filed as exhibit (d)(34)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(d)(34)(B)	Amendment dated June 30, 2006 to Subadvisory Agreement dated April 29, 2005 relating to U.S. High Yield Trust and Core Bond Trust, between the Adviser and Wells Capital Management, Incorporated — previously filed as exhibit (d)(73) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(35)	Subadvisory Agreement dated April 28, 2006 relating to High Yield Trust, Strategic Bond Trust and U.S. Government Securities Trust, between the Adviser and Western Asset Management Company — previously filed as exhibit (d)(49) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(35)(A)	Sub-Subadvisory Agreement dated April 28, 2006 relating to High Yield Trust and Strategic Bond Trust, between Western Asset Management Company and Western Asset Management Company Limited — previously filed as exhibit (d) (50) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

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(d)(35)(B)	Amendment dated December 26, 2007 to Subadvisory Agreement dated April 28, 2006 relating to Floating Rate Income Trust, between the Adviser and Western Asset Management Company — previously filed as exhibit (d)(80) to post effective amendment no. 78 on February 13, 2008 accession number 0000950135-08-000895.

(d)(35)(C)	Amendment dated October 1, 2008 to Subadvisory Agreement dated April 28, 2006 relating to Floating Rate Income Trust (WA Portfolio #3073), between the Adviser and Western Asset Management Company previously filed as exhibit (d)(35)(C) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(e)	Distribution Agreement dated January 1, 2002 as amended June 26, 2003 previously filed as exhibit (d)(1)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(e)(1)	Distribution Agreement dated January 1, 2002 as amended June 26, 2003 previously filed as exhibit (d)(1)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(e)(2)	Amendment dated September 28, 2004 to Distribution Agreement dated January 1, 2002 as amended June 26, 2003 previously filed as exhibit (e)(2) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(f)	Not Applicable

(g)	Custodian Agreement dated September 26. 2008 between the Trust and State Street Bank and Trust Company previously filed as exhibit (g) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(h)(1)	Participation Agreement dated July 1, 2003, as amended May 1, 2004, April 20, 2005, March 26, 2007 among the Trust and The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Life Insurance Company of New York, John Hancock Life Insurance Company, and John Hancock Variable Life Insurance Company, each on behalf of itself and its variable annuity and variable life insurance separate accounts, and John Hancock Distributors, LLC previously filed as exhibit (h)(1) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(h)(1)(A)	Amendment dated September 29, 2007 to Participation Agreement dated May 1, 2003, as amended May 1, 2004, April 20, 2005, March 26, 2007 among the Trust and The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Life Insurance Company of New York, John Hancock Life Insurance Company, and John Hancock Variable Life Insurance Company, each on behalf of itself and its variable annuity and variable life insurance separate accounts, and John Hancock Distributors, LLC previously filed as exhibit (h)(1)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(h)(1)(B)	Amendment dated October 1, 2007 to Participation Agreement dated May 1, 2003, as amended May 1, 2004, April 20, 2005, March 26, 2007 among the Trust and The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Life Insurance Company of New York, John Hancock Life Insurance Company, and John Hancock Variable Life Insurance Company, each on behalf of itself and its variable annuity and variable life insurance separate accounts, and John Hancock Distributors, LLC previously filed as exhibit (h)(1)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(h)(2)	AFIS Fund Participation Agreement dated November 9, 2007, among the Trust, John Hancock Investment Management Services, LLC, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, on behalf of themselves and certain of their separate accounts, and Capital Research and Management Company previously filed as exhibit (h)(2) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

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(h)(3)	Transfer Agency Agreement (Series III) dated July 1, 2003 between Boston Financial Data Services and the Trust previously filed as exhibit (h)(3) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(h)(4)	ClearSky Agreement (Series III) dated May 12, 2003 between Automated Business Development Corp and the Trust previously filed as exhibit (h)(4) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(i)	Legal Opinion and Consent regarding the new portfolios - Not Applicable

(j)	Consent of Independent Registered Public Accounting Firm dated April 27, 2009. — Filed Herewith

(k)	Not Applicable

(l)	Not Applicable

(m)	Series I Shares Rule 12b-1 Plan (formerly Class A Shares) dated September 21, 2001, as amended April 4, 2002, June 26, 2003, April 1, 2004, December 13, 2004, June 23, 2005, September 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, and June 27, 2008 previously filed as exhibit (m) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(m)(1)	Series II Shares Rule 12b-1 Plan (formerly Class B Shares) dated September 21, 2001, as amended April 4, 2002, June 26, 2003, April 1, 2004, December 13, 2004, June 23, 2005, September 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, and June 27, 2008 previously filed as exhibit (m)(1) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(n)	Rule 18f-3 Plan dated September 21, 2001, as amended April 4, 2002, June 26, 2003, December 13, 2004, June 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, and March 25, 2008. previously filed as exhibit (n) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

(o)	Not Applicable

(p)	Codes of Ethics of the Registrant and its Investment Adviser and Subadvisers.

(p)(1)	Code of Ethics of the following entities: (a) the Trust, (b) the Adviser to the Trust, (c) the Distributor to the Trust, (d) A I M Capital Management, Inc., (e) American Century Investments, (f) BlackRock Investment Management LLC., (g) Capital Guardian Trust Company, (h) Capital Research Management Company, (j) Davis Selected Advisors, L.P., (k) Declaration Management & Research LLC, (l) Deutsche Asset Management, Inc. (U.S.), (m) Dimensional Fund Advisors, Inc., (n) Franklin Templeton, (o) Fund Asset Management, L.P.(Mercury Advisors)(Merrill Lynch Investment Managers), (p) Grantham, Mayo, Van Otterloo & Co. LLC, (q) Independence Investment LLC, (r) Jennison Associates LLC, (s) John Hancock Advisers, (t) Legg Mason Funds Management, Inc., (u) Lord, Abbett & Co., (v) MFC Global Investment Management (U.S.A.) Limited, (w) Marsico Capital Management, LLC, (x) Massachusetts Financial Services Company, (y) Morgan Stanley Investment Management, (z) Munder Capital Management, (aa) Pacific Investment Management Company, (bb) Pzena Investment Management, LLC., (cc) RCM Capital Management, (dd) RiverSource Investments (Ameriprise): Retail Access, (ee) Salomon Brothers (Citigroup) Asset Management Inc., (ff) SSgA Funds Management, Inc., (gg) Sovereign Asset Management (MFC Global Investment Management (U.S.), LLC., (hh) Sustainable Growth Advisers, L.P., (ii) T. Rowe Price Associates, Inc., (jj) UBS Global Asset Management, (kk) United States Trust Company, (ll) Wellington Management Company, LLP, (mm) Wells Capital Management, Inc., (nn) Western Asset Management. — previously filed as exhibit (p)(17) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

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(p)(2)	Code of Ethics of Rainier Investment Management, Inc. dated January 2007 — previously filed as exhibit (p)(2) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(p)(3)	Code of Ethics of Frontier Capital Management Company, LLC — previously filed as exhibit (p)(3) to post-effective amendment no. 81 filed on July 17, 2008.

(p)(4)	Code of Ethics of Perimeter Capital Management — previously filed as exhibit (p)(4) to post-effective amendment no. 81 filed on July 17, 2008.

(q)(1)	Power of Attorney dated October 1, 2008 — All Trustees — previously filed as exhibit (q)(1) to post effective amendment no. 83 filed on October 15, 2008.
Item 24. Persons Controlled by or Under Common Control with Registrant
Four of the Trust shareholders are:
(i)	John Hancock Life Insurance Company of New York (“John Hancock New York”),

(ii)	John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”),

(iii)	John Hancock Life Insurance Company (“JHLICO”), and

(iv)	John Hancock Variable Life Insurance Company (“JHVLICO”).
John Hancock New York, John Hancock USA, JHLICO and JHVLICO (collectively, the “Companies”) hold Trust shares attributable to variable contracts in their respective separate accounts. The Lifestyle Trusts, the Index Allocation Trust, Franklin Templeton Founding Allocation Trust, the Absolute Return Trust, the American Fundamental Holdings Trust and the American Global Diversification Trust are also shareholders of certain of the Trust portfolios. The Companies will vote all shares of each portfolio of the Trust issued to such companies in proportion to timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended. The Trust will vote all shares of a portfolio issued to a Lifestyle Trusts, the Index Allocation Trust, Franklin Templeton Founding Allocation Trust, the Absolute Return Trust, the American Fundamental Holdings Trust or the American Global Diversification Trust in proportion to such instructions.

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MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2008

Item 25. Indemnification
          Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 25, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of Investment Adviser
          See “Management of the Trust” in the Prospectus and “Investment Management Arrangements” in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, as amended each of which is herein incorporated by reference.
Item 27. Principal Underwriters

a.	Name of Investment Company	Capacity In which acting

	John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account A

	John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account H

	John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account I

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John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account L

John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account M

John Hancock Life Insurance	Principal Underwriter
Company (U.S.A.)
Separate Account N

John Hancock Life Insurance	Principal Underwriter
Company of New York
Separate Account A

John Hancock Life Insurance	Principal Underwriter
Company of New York
Separate Account B

John Hancock Life Insurance Company	Principal Underwriter
Separate Account UV

John Hancock Variable Life Insurance Company	Principal Underwriter
Separate Account S

John Hancock Variable Life Insurance Company	Principal Underwriter
Separate Account U

John Hancock Variable Life Insurance Company	Principal Underwriter
Separate Account V
          John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC) and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez III* (Chairman and President), Marc Costantini* (Executive Vice President and Chief Financial Officer) and Jonathan Chiel* (Executive Vice President and General Counsel). The board of managers of JHD LLC (consisting of Marc Costantini*, Kevin Hill*, Steve Finch***, Katherine MacMillan** and, Christopher M. Walker**) may also act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	200 Bloor Street East, Toronto, Ontario Canada On M4W 1E5

***	197 Clarendon St., Boston, MA 02116
b. John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Marc Costantini*, Kevin Hill*, Steve Finch***, Katherine MacMillan** and, Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	200 Bloor Street East, Toronto, Ontario Canada On M4W 1E5

***	197 Clarendon St., Boston, MA 02116
c. None.

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Item 28. Location of Accounts and Records
          All accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 are kept by John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC.), the Registrant’s investment adviser, at its offices at 601 Congress Street, Boston, Massachusetts 02108,
By the Registrant at its principal business offices located at 601 Congress Street, Boston, Massachusetts 02210 or
By State Street Bank and Trust Company, the custodian for the Registrant, at its offices at 2 Avenue de Lafayette, Boston, Massachusetts 02111.
By American Century Investment Management, Inc., the subadviser to the Vista Trust, at its offices at 4500 Main Street, Kansas City, Missouri 64111.
By BlackRock Investment Management, Inc., the subadviser to the Large Cap Value Trust, at its offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
By Capital Guardian Trust Company., the subadviser to the Income & Value Trust, Overseas Equity Trust and the U.S. Large Cap Trust, at its offices at 333 South Hope Street, Los Angeles, California 90071.
By Columbia Management Advisors, LLC, the subadviser to the Value & Restructuring Trust, at its offices at 100 Federal Street, Boston, MA 02110.
By Davis Selected Advisers, L.P., the subadviser to the Financial Services Trust, Fundamental Value Trust and the Core Equity Trust, at its offices at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706.
By Declaration Management & Research LLC, the subadviser to the Active Bond Trust, Bond Index Trust A, Bond Index Trust B, and the Short-Term Bond Trust, at its offices at 1650 Tysons Blvd., McLean, VA 22102.
By Deutsche Investment Management Americas, Inc., the subadviser to the All Cap Core Trust, Global Real Estate Trust, Lifestyle Trusts, and the Real Estate Securities Trust, at its offices at 345 Park Avenue, New York, New York 10154.
By Dimensional Fund Advisors LP, the subadviser to the Disciplined Diversification Trust, Emerging Markets Value Trust, and the International Small Company Trust, at its offices at 1299 Ocean Avenue, Santa Monica, California 90401.
By Franklin Advisers, Inc., the investment adviser to the Income Trust, at its offices at One Franklin Parkway, San Mateo, California 94403.
By Franklin Mutual Advisers, Inc. the investment adviser to the Mutual Shares Trust, at its offices at John F. Kennedy Parkway, Short Hills, New Jersey 07078.
By Franklin Templeton Investment Corp. the subadviser to the International Small Cap Trust, at its offices at 200 King Street West, Toronto, Ontario, Canada M5H3T4.
By Frontier Capital Management, the subadviser to the Smaller Company Growth Trust, at its offices at 99 Summer Street, Boston, MA 02110.
By Grantham, Mayo, Van Otterloo & Co. LLC, the subadviser to the Growth Trust, Growth Opportunities Trust, International Core Trust, International Growth Trust, Intrinsic Value Trust, U.S. Multi Sector Trust, and the Value Opportunities Trust, at its offices at 40 Rowes Wharf, Boston, Massachusetts 02110.
By Invesco Aim Capital Management, Inc., the subadviser to the All Cap Growth Trust, Small Cap Opportunities Trust, and the Small Company Growth Trust, at its offices at 11 Greenway Plaza, Houston, Texas 77046.
By Jennison Associates LLC, the subadviser to the Capital Appreciation Trust, at its offices at 466 Lexington Avenue, New York, NY 10017.

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By Lord Abbett & Co., the subadviser to the All Cap Value Trust, at its offices at 90 Hudson Street, Jersey City, New Jersey 07302-3973.
By Marsico Capital Management, LLC , the subadviser for the International Opportunities Trust, at its offices at 1200 17th Street, Denver, Colorado 80202.
By Massachusetts Financial Services Company, the subadviser to the Utilities Trust, at its offices at 500 Boylston Street, Boston, MA 02116.
By MFC Global Investment Management (U.S.), LLC, the subadviser to the Emerging Growth Trust, High Income Trust, Short-Term Government Income Trust, Small Cap Intrinsic Value Trust, and the Strategic Income Trust, at its offices at 101 Huntington Avenue, Boston, MA 02199-7603.
By MFC Global Investment Management (U.S.A.) Limited, the subadviser to the Lifestyle Trusts, Index 500 Trust, Index 500 Trust B, Absolute Return Trust, Active Bond Trust, American Diversification Growth & Income Trust, American Fundamental Holdings Trust, American Global Diversification Trust, Franklin Templeton Founding Allocation Trust, Index Allocation Trust, Lifecycle Portfolios, Lifestyle Portfolios, Mid Cap Index Trust, Money Market Trust, Money Market Trust B, Optimized All Cap Trust, Optimized Value Trust, Pacific Rim Trust, Small Cap Index Trust, Small Cap Intrinsic Value Trust, Smaller Company Growth Trust, and the Total Stock Market Index Trust, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5.
By Morgan Stanley Asset Management Inc., the subadviser of the Value Trust, at its offices at 1221 Avenue of the Americas, New York, New York 10020.
By Pacific Investment Management Company LLC, the subadviser to the Global Bond Trust, Real Return Bond Trust, and the Total Return Trust, at its offices at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.
By Perimeter Capital Management LLC, the subadviser to Smaller Company Growth Trust, at its offices at Five Concourse Parkway, Suite 2725, Atlanta Georgia 30328.
By Rainer Investment Management Inc., the subadviser to the Growth Equity Trust, at its offices at 601 Union Street, Suite 2801, Seattle, Washington 98101.
By RCM Capital Management LLC, the subadviser to the Emerging Small Company Trust and the Science & Technology Trust, at its offices at Four Embarcadero Center, San Francisco, CA 94111.
By RiverSource Investments, LLC, the subadviser to the Mid Cap Value Equity Trust, at its offices at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.
By SSgA Funds Management, Inc., the subadviser to the International Equity Index Trust A and the International Equity Index Trust B, at its offices at One Lincoln Street, Boston, Massachusetts 02111.
By T. Rowe Price Associates, Inc., the subadviser to the Blue Chip Growth Trust, Capital Appreciation Trust, Classic Value Trust, Equity-Income Trust, Health Science Trust, Mid Cap Value Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Trust, Small Company Value Trust, and the Spectrum Income Trust, at its offices at 100 East Pratt Street, Baltimore, MD 21202.
By Templeton Global Advisors Limited, the subadviser to the Global Trust, at its offices at Box N7759, Lyford Cay, Nassau, Bahamas.
By Templeton Investment Counsel, LLC, the subadviser to International Value Trust, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.
By UBS Global Asset Management (Americas) Inc., the subadviser to the Global Allocation Trust and the Large Cap Trust, at its offices at 1 North Wacker Drive, Chicago, Illinois 60606.

25

By Wellington Management Company LLP, the subadviser to the Alpha Opportunities Trust, Global Asset Allocation Trust, Investment Quality Bond Trust, Mid Cap Intersection Trust, Mid Cap Stock Trust, Natural Resources Trust, Small Cap Growth Trust, and the Small Cap Value Trust, at its offices at 75 State Street, Boston, Massachusetts 02109.
By Wells Capital Management Incorporated, the subadviser to the Core Bond Trust and the U.S. High Yield Bond Trust, at its offices at 525 Market St., San Francisco, California 94105.
By Western Asset Management Company, the subadviser to the Floating Rate Income Trust, High Yield Trust, Strategic Bond Trust, and the U.S. Government Securities Trust, at its offices at 385 East Colorado Boulevard, Pasadena, California 91101.
Item 29. Management Services
          Not applicable.
Item 30 Undertakings
          Not Applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on this 27th day of April 2009.

JOHN HANCOCK TRUST
By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	TITLE	DATE

/s/ Keith F. Hartstein Keith F. Hartstein	President and Chief Executive Officer	April 27, 2009

/s/ Gordan M. Shone Gordon M. Shone	Treasurer (Principal Financial Officer and Principal Accounting Officer)	April 27, 2009

/s/ Charles L. Bardelis *	Trustee	April 27, 2009
Charles L. Bardelis

/s/ James R. Boyle *	Trustee	April 27, 2009
James R. Boyle

/s/ Peter S. Burgess *	Trustee	April 27, 2009
Peter S. Burgess

/s/ Elizabeth G. Cook *	Trustee	April 27, 2009
Elizabeth G. Cook

/s/ Grace K. Fey*	Trustee	April 27, 2009
Grace K. Fey

/s/ Theron Steeley Hoffman*	Trustee	April 27, 2009
Theron Steeley Hoffman

/s/ Hassell H. McClellan *	Trustee	April 27, 2009
Hassell H. McClellan

/s/ James M. Oates *	Trustee	April 27, 2009
James M. Oates

/s/ Steven M. Roberts*	Trustee	April 27, 2009
Steven M. Roberts

/s/ F. David Rolwing *	Trustee	April 27, 2009
F. David Rolwing

*	By Power of Attorney

JOHN HANCOCK TRUST

By:	/s/ Betsy Anne Seel

Betsy Anne Seel
Attorney-In-Fact
Pursuant to Power of Attorney
Previously filed with Post-Effective Amendment
No. 83 to the Trust’s Registration Statement On October 15, 2008

EXHIBIT INDEX
(j)      Consent of Independent Registered Public Accounting Firm dated April 27, 2009.

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